EXHIBIT 1

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                          TRUST AND SERVICING AGREEMENT

                           Dated as of August 1, 2003

                                   ----------

                                      among

                   GS MORTGAGE SECURITIES CORP., as Depositor,

                    GMAC MORTGAGE CORPORATION, as a Servicer,

                                       and

                         JPMORGAN CHASE BANK, as Trustee

             GSRPM MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-2

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                                TABLE OF CONTENTS

                                                                            Page

                  ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION

1.01    Definitions............................................................4
1.02    Use of Words and Phrases..............................................44
1.03    Captions; Table of Contents...........................................45
1.04    Opinions..............................................................45
1.05    Allocation of Certain Interest Shortfalls.............................45

         ARTICLE II ESTABLISHMENT AND ORGANIZATION OF THE TRUST

2.01    Establishment of the Trust............................................46
2.02    Office................................................................46
2.03    Purposes and Powers...................................................46
2.04    Appointment of The Trustee; Declaration of Trust......................46
2.05    Expenses of the Trust.................................................46
2.06    Ownership of the Trust................................................46
2.07    Situs of the Trust....................................................47
2.08    The Mortgage Loans....................................................47
2.09    THE CERTIFICATES......................................................47
2.10    Indemnification With Respect to Certain Taxes and Loss of
        Remic Status..........................................................47

 ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR AND THE
                       SERVICERS; REMEDIES UPON BREACHES

3.01    Representations and Warranties of the Depositor.......................48
3.02    Representations and Warranties of GMACM...............................50
3.03    Remedies Upon Breach of Representations and Warranties by the
        Depositor or a Seller.................................................52
3.04    Conveyance of the Mortgage Loans......................................54
3.05    Acceptance by Trustee; Certification by Trustee.......................57
3.06    Nonqualified Mortgage Loan............................................59

              ARTICLE IV ISSUANCE AND SALE OF CERTIFICATES

4.01    Issuance of Certificates..............................................59
4.02    Sale of Certificates..................................................59

                       ARTICLE V THE CERTIFICATES

5.01    THE CERTIFICATES......................................................60
5.02    REGISTER; REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.......61
5.03    MUTILIATED, DESTROYED, LOST OR STOLEN CERTIFICATES....................66
5.04    PERSONS DEEMED OWNERS.................................................66

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5.05    ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.............67
5.06    MAINTENANCE OF OFFICE OR AGENCY.......................................67

                              ARTICLE VI COVENANTS

6.01    Distributions.........................................................67
6.02    Money for Distributions to be Held in Trust; Withholding..............67
6.03    Protection Of Trust Estate............................................69
6.04    Performance of Obligations............................................69
6.05    Negative Covenants....................................................70
6.06    No Other Powers.......................................................71
6.07    Limitation of Suits...................................................71
6.08    Unconditional Rights of Owners to Receive Distributions...............72
6.09    Rights and Remedies Cumulative........................................72
6.10    Delay or Omission not Waiver..........................................72
6.11    Control By Depositor or Owners........................................72
6.12    Indemnification.......................................................73

                 ARTICLE VII PAYMENTS TO THE CERTIFICATEHOLDERS

7.01    Establishment of Certificate Account; Deposits in Certificate
        Account; Permitted Withdrawals from Certificate Account...............73
7.02    RESERVED..............................................................74
7.03    RESERVED..............................................................74
7.04    Investment of Accounts................................................74
7.05    Eligible Investment...................................................74
7.06    Priority and Subordination of Distributions...........................75
7.07    Allocation of Realized Losses.........................................79
7.08    Statements............................................................80
7.09    Reports of Foreclosure and Abandonment of Mortgaged Property..........85
7.10    RESERVE FUND..........................................................85

         ARTICLE VIII SERVICING AND ADMINISTRATION OF MORTGAGE LOANS BY
                                      GMACM

8.01    GMACM.................................................................87
8.02    Collection of Certain Mortgage Loan Payments..........................88
8.03    Liability of GMACM; Indemnification...................................89
8.04    Collection Account....................................................91
8.05    Advances..............................................................94
8.06    Compensating Interest.................................................95
8.07    Escrow Account AND SIMPLE INTEREST EXCESS SUB-ACCOUNT.................96
8.08    Maintenance of Insurance..............................................98
8.09    Due-on-Sale Clauses; Assumption and Substitution Agreements..........100
8.10    Defaulted Mortgage Loans; Modification...............................100
8.11    Trustee to Cooperate; Release of Files...............................103


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8.12    Servicing Compensation...............................................104
8.13    Annual Statement as to Compliance....................................105
8.14    Annual Independent Certified Public Accountants' Reports.............106
8.15    Access to Certain Documentation and Information Regarding the
        Mortgage Loans; Staffing.............................................106
8.16    Assignment of Agreement..............................................107
8.17    Removal of servicer; Resignation of servicer.........................107
8.18    Successor Servicers..................................................111
8.19    Inspections of sERVICERS; Errors and Omissions Insurance.............113
8.20    non-solicitation.....................................................114
8.21    MAJORITY Class X Certificateholder Purchase Right....................114
8.22    periodic filings.....................................................115
8.23    CREDIT REPORTING; GRAMM-LEACH-BLILEY ACT.............................117

                               ARTICLE IX RESERVED

                         ARTICLE X TERMINATION OF TRUST

10.01   Termination of Trust.................................................118
10.02   Termination Upon Option of Certificateholders........................118
10.03   Termination Upon Loss of REMIC Status................................119
10.04   Disposition of Proceeds..............................................121
10.05   FINAL DISTRIBUTION ON THE CERTIFICATES...............................121

                             ARTICLE XI THE TRUSTEE

11.01   Certain Duties and Responsibilities..................................122
11.02   Certain Rights of the Trustee........................................124
11.03   Not Responsible for Recitals or Issuance of Certificates.............126
11.04   May Hold Certificates................................................126
11.05   Money Held in Trust..................................................126
11.06   Compensation and Reimbursement; No Lien for Fees.....................126
11.07   Corporate Trustee Required; Eligibility..............................126
11.08   Resignation and Removal; Appointment of Successor....................127
11.09   Acceptance of Appointment by Successor Trustee.......................129
11.10   Merger, Conversion, Consolidation or Succession to Business of
        the Trustee..........................................................129
11.11   Reporting; Withholding...............................................130
11.12   Liability of the Trustee.............................................130
11.13   Appointment of Co-Trustee or Separate Trustee........................131

                            ARTICLE XII MISCELLANEOUS

12.01   Compliance Certificates and Opinions.................................133
12.02   Form of Documents Delivered to the Trustee...........................133
12.03   Acts of Owners.......................................................134
12.04   Notices, etc. to Trustee.............................................135


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12.05   Notices and Reports to Owners; Waiver of Notices.....................135
12.06   Rules by Trustee.....................................................136
12.07   Successors and Assigns...............................................136
12.08   Severability.........................................................136
12.09   Benefits of Agreement................................................136
12.10   Legal Holidays.......................................................136
12.11   Governing Law; Submission to Jurisdiction............................136
12.12   Counterparts.........................................................137
12.13   [RESERVED]...........................................................137
12.14   Amendment............................................................137
12.15   Paying Agent; Appointment and Acceptance of Duties...................138
12.16   REMIC Status.........................................................139
12.17   Additional Limitation on Action and Imposition of Tax on the
        Trust REMICs.........................................................141
12.18   Tax Matters Person...................................................142
12.19   Notices..............................................................143


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EXHIBITS AND SCHEDULES

Schedule I  Schedule of Mortgage Loans
Exhibit A-1 Form of Offered Certificate
Exhibit A-2 Form of Class X Certificate
Exhibit A-3 Form of Residual Certificate
Exhibit B   Form of Initial Certification
Exhibit C   Form of Power of Attorney
Exhibit D   Form of Request for Release of Documents
Exhibit E   Form of Certification to be provided with Form 10-K
Exhibit F   Reserved
Exhibit G   Form of Transfer Affidavit
Exhibit H   Form of Transferor Certificate
Exhibit I   Form of Rule 144A Letter
Exhibit J   List of  Original Sellers, Sale Agreements and Assignment Agreements


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            TRUST AND SERVICING AGREEMENT (this "Agreement"), relating to GSRPM
MORTGAGE LOAN TRUST 2003-2 (the "Trust"), dated as of August 1, 2003, by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the "Depositor"), GMAC MORTGAGE CORPORATION, a Pennsylvania corporation ("GMACM"), in its capacity as a servicer (a "Servicer"), and JPMORGAN CHASE BANK, a New York banking corporation, as trustee (the "Trustee") of the Trust.

            WHEREAS, the Depositor wishes to establish the Trust and to provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution thereof;

            WHEREAS, GMACM and each of the other Servicers currently service the Mortgage Loans pursuant a Servicing Agreement applicable to each such Servicer;

            WHEREAS, GMACM, Countrywide Home Loans, Inc. ("Countrywide") and Wells Fargo Home Mortgage, Inc. ("Wells Fargo") have agreed, pursuant to this Agreement, the Countrywide Agreement (as defined herein) and the Wells Fargo Agreement (as defined herein), respectively, to continue to service the Mortgage Loans that each currently services which collectively will constitute the principal assets of the Trust Estate (as defined herein) pursuant to the terms hereof;

            WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done; and

            WHEREAS, JPMorgan Chase Bank is willing to serve in the capacity of Trustee hereunder;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, GMACM and the Trustee hereby agree as follows:

                                   CONVEYANCE

            The Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee on behalf of the Trust, without recourse (except as otherwise provided herein) and for the exclusive benefit of the Owners of the Certificates, all of its rights, title and interests of every kind and nature whatsoever, whether now owned and existing or hereafter acquired or arising, in and to the following: (a) the Mortgage Loans listed in Schedule I to this Agreement, which the Depositor is causing to be delivered to the Trustee concurrently herewith, together with the related Other Assets, including, without limitation, the related Servicing Files and other Records and the Depositor's interest in any Mortgaged Property securing a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure, all contract rights and general intangibles in respect of the foregoing, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing other than any Prepayment Penalties collected, the Retained Interest and the Retained Servicing Advances; (b) the rights and interests (but not the obligations) of Depositor in, to and under the Sale and Warranties

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Agreement, each of the Sale Agreements and each of the Assignment Agreements,
(c) such amounts as may be held from time to time by the Trustee in the Certificate Account, the Basis Risk Reserve Fund or any other accounts for the benefit of the Owners of the Certificates, together with all cash, securities, investments or other assets (including Eligible Investments) credited thereto including any investment earnings thereon, and such cash, securities, investments or other assets as may be held in any other Account, including the Collection Account; (d) any and all Proceeds of all the foregoing (including, but not by way of limitation, any amounts relating to the Mortgage Loans received from the Sellers through the enforcement of the relevant provisions of the applicable Sale Agreement, all proceeds of any mortgage insurance, hazard insurance, flood insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing). All of the items in clauses (a)-(d) above are collectively referred to herein as the "Trust Estate".

            The Trustee acknowledges such sale, accepts the Trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Owners may be adequately and effectively protected.

                                     REMIC I

      As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Interest will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a) (4)(iii)) for each REMIC I Regular Interest shall be the 360th Distribution Date. None of the REMIC I Regular Interests will be certificated.

       Designation           Uncertificated REMIC        Uncertificated Principal            Latest Possible
       -----------           I Pass-Through Rate                 Balance                      Maturity Date
                             -------------------                 -------                      -------------
          LT-AA                  Variable(1)                 $ 91,318,319.40                  June 25, 2033
          LT-A1                  Variable(1)                   $ 726,410.00                   June 25, 2033
          LT-M1                  Variable(1)                    $ 56,930.00                   June 25, 2033
          LT-M2                  Variable(1)                    $ 54,650.00                   June 25, 2033
          LT-B1                  Variable(1)                    $ 34,160.00                   June 25, 2033
          LT-B2                  Variable(1)                    $ 13,670.00                   June 25, 2033
          LT-B3                  Variable(1)                    $ 15,940.00                   June 25, 2033
          LT-ZZ                  Variable(1)                   $ 961.880.60                   June 25, 2033
    LT-RI-Countrywide            Variable(1)                      N/A (2)                     June 25, 2033
       LT-RI-Wells               Variable(1)                      N/A (2)                     June 25, 2033

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(1)   Calculated as provided in the definition of Uncertificated REMIC I
      Pass-Through Rate.

(2) REMIC I Regular Interests LT-RI-Countrywide and LT-RI-Wells will not have Uncertificated Principal Balances, but will accrue interest on their respective Uncertificated Notional Amounts.


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                                    REMIC II

      As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Interest will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance and Final Scheduled Distribution Date for each Class of Certificates comprising the interests representing "regular interests" in REMIC II. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of Certificates shall be the 360th Distribution Date.

      Designation             Pass-Through Rate            Aggregate Initial              Final Scheduled
      -----------             -----------------         Certificate Principal            Distribution Date
                                                               Balance                   -----------------
                                                               -------
       Class A-1                     (1)                     $ 72,641,000                   June 25, 2033
       Class M-1                     (1)                      $ 5,693,000                   June 25, 2033
       Class M-2                     (1)                      $ 5,465,000                   June 25, 2033
       Class B-1                     (1)                      $ 3,416,000                   June 25, 2033
       Class B-2                     (1)                      $ 1,367,000                   June 25, 2033
       Class B-3                     (1)                      $ 1,594,000                   June 25, 2033
        Class X                      (2)                     $ 911,117.93                   June 25, 2033
 Retained Interest (3)               (4)                          (5)                       June 25, 2033

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(1)   Interest will accrue at a rate equal to the Pass-Through Rate, as defined herein.

(2) The Class X Certificates will accrue interest as described in the definition of Pass-Through Rate. The Class X Certificates will not accrue interest on their Certificate Balance.

(3)   The Retained Interest will not be certificated.

(4) The Retained Interest will not have a Pass-Through Rate, but will be entitled to 100% of amounts distributed on REMIC I Regular Interest LT-RI-Countrywide and LT-RI-Wells.

(5) The Retained Interest will not have a Certificate Principal Balance, but will be entitled to 100% of amounts distributed on REMIC I Regular Interest LT-RI-Countrywide and LT-RI-Wells.


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                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

            1.01 DEFINITIONS.

            For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

            "Accepted Servicing Practices": With respect to any GMACM Mortgage Loan or REO Property relating to a GMACM Mortgage Loan, those mortgage servicing practices of mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, exercising the same care in performing those practices that GMACM customarily employs and exercises in servicing and administering mortgage loans for its own account (including, compliance with all applicable federal, state and local laws).

            "Account": The Certificate Account, Escrow Account, Basis Risk Reserve Fund or Collection Account (including any sub-accounts of any of the foregoing), established and held in trust by the Servicers or the Trustee for the benefit of the Certificateholders. The obligation to establish and maintain the Accounts is not delegable.

            "Accrual Period": With respect to any Distribution Date and the Offered Certificates, the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date) to, but excluding such Distribution Date.

            "Accrued Certificate Interest": For any Distribution Date and any Class of REMIC I Regular Interests and the Class X Certificates, the product of the Certificate Balance as of the close of the preceding Distribution Date and the applicable Pass-Through Rate of such Class of Certificates, calculated using a 30/360 Day Count Fraction minus an amount equal to the portion allocable to such Class of Certificates as described in Section 1.05, if any, of the sum of
(i) the aggregate of Compensating Interest Shortfalls and (ii) Relief Act Shortfalls, if any, for such Distribution Date. For any Distribution Date and any Class of Certificates, other than the Class X Certificates, the product of the Certificate Balance as of the close of the preceding Distribution Date and the applicable Pass-Through Rate of such Class of Certificates, calculated using an Actual/360 Day Count Fraction minus an amount equal to the portion allocable to any Class of Certificates, if any, as described in Section 1.05, of the sum of (i) the aggregate of Compensating Interest Shortfalls and (ii) Relief Act Shortfalls, if any, for such Distribution Date.

            "Actual Principal Balance": With respect to any Mortgage Loan as of any date, its original principal balance, reduced by the principal portion of all payments that have been made on or before such date, and Realized Losses of principal on such Mortgage Loan realized prior to such date. The Actual Principal Balance of a Liquidated Loan will equal zero.


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            "Adjustable Rate Mortgage Loan": Each of the Mortgage Loans
identified in the Schedule of Mortgage Loans as having a Mortgage Rate that is subject to adjustment.

            "Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Schedule of Mortgage Loans.

            "Adjusted WAC Rate": With respect to any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans, calculated based on the Actual Principal Balance thereof with respect to any GMACM Mortgage Loan and the Scheduled Principal Balance thereof with respect to any Countrywide Mortgage Loan or Wells Fargo Mortgage Loan as of the beginning of the related Due Period for each Mortgage Loan and multiplied by a fraction having as its numerator 30 days and as its denominator, the actual number of days in the Due Period. For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the Uncertificated REMIC I Pass-Through Rate on the REMIC I Regular Interests (other than REMIC I Regular Interest LT-RI-Countrywide and REMIC I Regular Interest LT-RI-Wells), weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.

            "Administrative Cost Rate": A rate of 0.505% per annum with respect to each Mortgage Loan, in each case calculated on the basis of the same number of days as the number of days for which interest accrues during a Due Period for such Mortgage Loan.

            "Advance": A Monthly Advance or a Servicing Advance.

            "Advance Rate": The prime rate shown as such in the Wall Street Journal plus 2.00% per annum.

            "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agreement": This Trust and Servicing Agreement, as it may be amended from time to time, including the Exhibits and Schedules hereto.


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            "Applied Realized Loss Amount": For any Distribution Date and a
Class of Certificates, that amount by which the Certificate Balance thereof is reduced pursuant to Section 7.07(a) of this Agreement.

            "Appraisal": With respect to any Mortgage Loan, the appraisal conducted by a licensed appraiser or another valuation method commonly used by prudent lenders.

            "Appraised Value": The value of the Mortgaged Property at the time of the Mortgage Loan's origination as used by the originating lender in underwriting such Mortgage Loan.

            "Assignment": With respect to each Mortgage Loan, the assignment of mortgage from the Seller, the applicable Original Seller or any other prior owner of the Mortgage Loan to the Trustee.

            "Assignment Agreements": Each of the Assignment, Assumption and Recognition Agreements described on Exhibit J hereto among the Seller, the Depositor and the related Original Seller assigning all of the Seller's right, title and interest in and to the related Mortgage Loans and the related mortgage loan purchase agreement to the Depositor.

            "Authorized Officer": With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person, which with respect to the Depositor and each of the Servicers, initially includes those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; and, with respect to the Trustee, any officer assigned to the Institutional Trust Services/Structured Finance Services Group (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer or any Officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and in each case having direct responsibility for the administration of this Agreement.

            "Available Distribution Amount": With respect to any Distribution Date, the sum of (i) the Remittance Amounts received by the Trustee from each Servicer for such Distribution Date and (ii) any Monthly Advance made by the Trustee with respect to such Distribution Date minus (i) any Prepayment Penalties for such Distribution Date, (ii) the Retained Interest for such Distribution Date and (iii) amounts received during the related Due Period in respect of Retained Servicing Advances.

            "Bankruptcy Code": The United States Bankruptcy Code, 11 U.S.C.ss.101, et seq., as amended.

            "Bankruptcy Loan": A Mortgage Loan under which the Mortgagor is required to make monthly payments pursuant to a Bankruptcy Plan.


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            "Bankruptcy Plan": With respect to a Mortgage Loan, the confirmed bankruptcy plan under the Bankruptcy Code pursuant to which the related Mortgagor is required to make the monthly payments of principal and interest set forth in such plan

            "Basic Principal Distribution Amount": With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount over (ii) the Excess Overcollateralization Amount, if any, for such Distribution Date.

            "Basis Risk Carry Forward Amount": With respect to each Class of Offered Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of Offered Certificates is based upon the WAC Cap, the excess of (i) the amount of interest such Class of Offered Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated at the Pass-Through Rate (without regard to the WAC Cap) for such Distribution Date, over (ii) the amount of interest payable on such Class of Offered Certificates at the WAC Cap, (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid and (C) interest on the amount described in clause (B) at the applicable Pass-Through Rate for such Class of Offered Certificates for such Distribution Date (without regard to the WAC Cap).

            "Basis Risk Reserve Fund": The account established pursuant to
Section 7.10 hereof.

            "Book-Entry Certificate": The Class A-1, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

            "Business Day": Any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York, New Jersey, California or Pennsylvania or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

            "Certificate Account": The certificate account established in accordance with Section 7.01 and maintained either (i) in the corporate trust department of the Trustee, which funds are uninvested, or (ii) in an Eligible Account subject to a securities account control agreement; provided that the funds in such account shall not be commingled with other funds held by the Trustee. As an alternative to the foregoing, the Trustee may maintain the Certificate Account as a deposit account if the rights of the Trustee in such deposit account are perfected pursuant to sections 9-104, 9-304, and 9-314 of the UCC.

            "Certificate Balance": As of any date of determination with respect to any Offered Certificate or Regular Interest (other the Class X Regular Interest and the Class X Certificates), (A) the initial Certificate Balance thereof minus (B) all amounts previously distributed as principal thereon, minus
(C) all Applied Realized Loss Amounts previously applied to reduce the Certificate Balance thereof. The Class R Certificates have no Certificate Balance. The Class X Certificate Balance shall be equal to the


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excess, if any, of (A) the aggregate Uncertificated Principal Balance of the
REMIC I Regular Interests over (B) the then aggregate Certificate Balance of the Offered Certificates.

            "Certificateholder" or "Holder": Each Person in whose name a Certificate is registered in the Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of a Servicer or any Depositor, or any Affiliate of any of them, shall be deemed not to be outstanding (except that in determining whether the Trustee shall be protected in relying upon any such consent, waiver, request or demand, only Certificates that an Authorized Officer actually knows to be so owned shall be disregarded) and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. When used with respect to any Class of Certificates, a Certificateholder or Holder of such Class of Certificates, as the case may be.

            "Certificates": The Offered Certificates and the Private
Certificates.

            "Certification": As defined in Section 8.22(c).

            "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended or applicable similar state or local laws.

            "Class": Any class of Certificates.

            "Class A-1 Certificate": Any one of the Certificates designated as a Class A-1 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

            "Class A-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 51.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

            "Class B Certificate": Any one of the Certificates designated hereunder as Class B-1, Class B-2 or Class B-3 Certificates.

            "Class B-1 Certificate": Any one of the Certificates designated as a Class B-1 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

            "Class B-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Balance of the Class A-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date) and (iv) the Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 83.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

            "Class B-2 Certificate": Any one of the Certificates designated as a Class B-2 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

            "Class B-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Balance of the Class A-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution
Date), (iv) the Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of
(A) the product of (i) 86.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due

Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

            "Class B-3 Certificate": Any one of the Certificates designated as a Class B-3 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

            "Class B-3 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Balance of the Class A-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), (iv) the Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (v) the Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 90.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

            "Class M Certificate": Any one of the Certificates designated hereunder as Class M-1 Certificates or Class M-2 Certificates.

            "Class M-1 Certificate": Any one of the Certificates designated as a Class M-1 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

            "Class M-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A-1

Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 64.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

            "Class M-2 Certificate": Any one of the Certificates designated as a Class M-2 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein.

            "Class M-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
Date), and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 76.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

            "Class R Certificate": Any one of the Certificates designated as a Class R Certificate hereunder and substantially in the form annexed hereto as Exhibit A-3, executed, authenticated and delivered by the Trustee, evidencing the Class R-I Interest and the Class R-II Interest and representing the right to distributions as set forth herein.

            "Class R-I Interest": The uncertificated residual interest in REMIC
I.

            "Class R-II Interest": The uncertificated residual interest in REMIC II.

            "Class X Certificate": Any one of the Certificates designated as a Class X Certificate hereunder and substantially in the form annexed hereto as Exhibit A-2, executed, authenticated and delivered by the Trustee and representing the right to distributions as set forth herein.

            "Class X Distribution Amount": Shall mean the amount to be distributed to the Class X Certificates pursuant to Section 7.06(b)(vi).

            "Closing": As defined in Section 4.02.

            "Closing Date": August 28, 2003.

            "Code": The Internal Revenue Code of 1986, as amended, together with any regulations promulgated thereunder and in effect from time to time.

            "Collection Account": Each of the Accounts created by GMACM pursuant to Section 8.04 hereto, each custodial account created by Countrywide pursuant to Section 3.4 of the Countrywide Agreement and each custodial account created by Wells Fargo pursuant to Section 4.04 of the Wells Fargo Agreement.

            "Collections": All cash collections and other cash proceeds of a Mortgage Loan received by a Servicer or any other Person, including all payments made by the related Mortgagor and all cash proceeds of the Related Security.

            "Commission": The Securities and Exchange Commission.

            "Compensating Interest": With respect to each Distribution Date and
(i) GMACM, the obligation set forth in Section 8.06 hereof, (ii) Wells Fargo, the amount deposited into the related Collection Account pursuant to Section 4.04(8) of the Wells Fargo Agreement during the related Prepayment Period, and
(iii) Countrywide the amount deposited into the related Collection Account pursuant to Section 3.4(vii) of the Countrywide Agreement during the related Prepayment Period.

            "Compensating Interest Shortfall": For any Distribution Date, the amount by which the aggregate amount of Compensating Interest made by each Servicer for such Distribution Date is less than 30 days' interest on the aggregate Principal Prepayments received by the Servicers during the related Prepayment Period.

            "Contracts": Any one of the manufactured housing installment sale contracts or installment loan agreements described in the Schedule of Mortgage Loans. The Contracts include all related security interests and any and all rights to receive payments which are due pursuant thereto after the Cut-off Date, but exclude any rights to receive payments which were due pursuant thereto on or prior to the Cut-off Date.

            "Conventional Mortgage Loan": Any Mortgage Loan, other than a Simple Interest Mortgage Loan, on which 30 days of interest is owed irrespective of the day in which payment is received.

            "Corporate Trust Office": The principal office of the Trustee at 4 New York Plaza, 6th Floor, New York, NY 10004, Attention: Institutional Trust Services/Structured Finance Services, GSRPM Mortgage Pass-Through Certificates, 2003-2, or at such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and GMACM.

            "Corresponding Certificate": With respect to each REMIC II Regular Interest set forth below, the Regular Certificate set forth in the table below:

                 REMIC I Regular Interest                REMIC II Certificate
                          LT-A1                               Class A-1
                          LT-M1                               Class M-1
                          LT-M2                               Class M-2
                          LT-B1                               Class B-1
                          LT-B2                               Class B-2
                          LT-B3                               Class B-3

            "Countrywide": Countrywide Home Loans, Inc. as servicer of the Countrywide Mortgage Loans.

            "Countrywide Agreement": The Servicing Agreement dated as of September 25, 2001 between Countrywide and Goldman Sachs Mortgage Company.

            "Countrywide Mortgage Loans": The Mortgage Loans included as part of
Schedule I-A hereto that are serviced by Countrywide pursuant to the Countrywide Agreement.

            "Credit Enhancement Percentage": For any Distribution Date, the percentage obtained by dividing (i) the sum of (a) the aggregate Certificate Balance of the Subordinate Certificates immediately prior to such Distribution Date and (b) the Overcollateralization Amount for such Distribution Date by (ii) the aggregate Stated Principal Balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans during the related Due Period.

            "Cumulative Realized Losses": As of any date of determination, the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date.

            "Curtailment": Any payment of principal received during a Due Period as part of a payment that is not intended to satisfy the Mortgage Loan in full, and which is neither intended as a Prepaid Installment nor is intended to cure a delinquency.

            "Custodial File": The documents described in Section 3.04(b) and
(c).

            "Custodian": Initially, the Trustee, and thereafter, the Trustee or any other Person appointed by the Trustee to act a custodian hereunder.

            "Cut-off Date": As of August 1, 2003.


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

            "Day Count Fraction": The assumption used to calculate the number of days for which interest accrues during an Accrual Period, which may be, as specified herein (x) 30/360 (assuming that a year consists of 12 months of 30 days each) or (y) actual/360 (assuming the actual number of days in an Accrual Period, including days that are not Business Days, and a year of 360 days).

            "Deed in Lieu": Any Servicer's acceptance of a deed in lieu of foreclosure.

            "Defaulted Mortgage Loan": A Mortgage Loan that is a 90-Day Delinquent Mortgage Loan.

            "Deficiency": The difference between the sum of all amounts due under a Mortgage Loan and the Net Liquidation Proceeds realized on such Mortgage Loan.

            "Deficient Valuation": A valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

            "Definitive Certificate": As defined in Section 5.02(e).

            "Delinquent": Any Mortgage Loan as to which the scheduled monthly payment of principal and interest payable by the Mortgagor under a Mortgage Note or a Repayment Plan due on a Due Date is not paid by the close of business on the next scheduled Due Date for such Mortgage Loan (i.e., a Mortgage Loan for which the Mortgagor failed to make such payment due on August 1, 2003 will be reported as "30 days Delinquent" on September 2, 2003, if such Mortgagor failed to make such payment by the close of business on September 1, 2003). The terms "60 days Delinquent," "90 days Delinquent" and the like have meanings correlative to the foregoing with respect to the applicable number of months succeeding the most recent payment.

            "Depositor": GS Mortgage Securities Corp., or any successor thereto.

            "Depository": The Depository Trust Company or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

            "Depository Institution": Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated P-1 by Moody's, F1+ by Fitch and A-1 by Standard & Poor's.

            "Determination Date": With respect to each Distribution Date and (i) GMACM, the 20th day of the calendar month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day,
(ii) Wells Fargo, the day preceding the related Remittance Date, or if such day is not a Business Day, the immediately preceding Business Day or (iii) Countrywide, the 15th day of the month in which such Distribution Date occurs or, if such day is not a Business Day, the Business Day immediately following such 15th day.

            "Direct Participant": Any broker-dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book entry transfers and pledges of securities deposited with the Depository.

            "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            "Distribution Date": Any date on which the Trustee is required to make distributions to the Owners, which shall be the 25th day of each month or if such day is not a Business Day, the next Business Day thereafter, commencing in the month following the Closing Date.

            "Due Date": For any Mortgage Loan, the date in each month on which the Monthly Payment is due under the related Mortgage Note or, if such Mortgage loan is subject to a Repayment Plan, under the related Repayment Plan.

            "Due Period": For any Distribution Date, the period beginning on and including the second day of the preceding calendar month and ending at the close of business on the first day of the current calendar month.

            "Eligible Account": Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1" by Standard & Poor's and "P-1" by Moody's (and a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company which is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), and which, in either case, has corporate trust powers and has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            "Eligible Investments": As defined in Section 7.05.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "ERISA-Restricted Certificate": The Class M Certificates, Class B Certificates, Class X Certificates and the Class R Certificates.

            "ERISA-Qualifying Underwriting": A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

            "Escrow Account": The separate trust account or accounts created and maintained pursuant to Section 8.07.

            "Escrow Payments": The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire, hazard and flood insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

            "Event of Default": Any "with cause" event as set forth in Section 8.17(b).

            "Excess Overcollateralization Amount": For any Distribution Date is the excess, if any, of (i) the Overcollateralization Amount over (ii) the Specified Overcollateralization Amount.

            "Exchange Act": The Securities and Exchange Act of 1934, as amended.

            "Extra Principal Distribution Amount": For any Distribution Date will be the lesser of (i) the Net Monthly Excess Cash Flow for such Distribution Date and (ii) the Overcollateralization Deficiency Amount.

            "Fannie Mae": Fannie Mae, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

            "Fannie Mae Guide": Fannie Mae's Servicing Guide, as the same may be amended by Fannie Mae from time to time.

            "Fannie Mae Guidelines": The guidelines set forth by Fannie Mae in the Fannie Mae Guide.

            "FDIC": The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

            "Final Certification": As defined in Section 3.05.

            "Final Determination": A final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal or, if any appeal is taken, a final determination of such appeal from which no further appeal can be taken, to the effect that any REMIC in the Trust does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code.

            "Final Distribution Date": The Distribution Date in June 2033.

            "Final Recovery Determination": A determination by the related Servicer with respect to a Defaulted Mortgage Loan (i) in the case of Wells Fargo and Countrywide, in accordance with the applicable Servicing Agreement and
(ii) in the case of GMACM, in accordance with the general guidelines set forth in the Fannie Mae Guide and the Freddie Mac Guide or in the event the Fannie Mae Guide and the Freddie Mac Guide conflict, in accordance with the Fannie Mae Guide, that it has recovered, whether through Trustee's sale, foreclosure sale, pre-foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan.

            "Fitch": Fitch, Inc. doing business as Fitch Ratings or any successor thereto.

            "Forbearance Plan": With respect to a Mortgage Loan, a plan for which the related mortgagor is required to make monthly payments in an amount at least equal to the sum of (i) the amount of the monthly payment of principal and interest in accordance with the original amortization schedule for such Mortgage Loan and (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date.

            "Foreclosure Restricted Mortgage Loan": Any Mortgage Loan listed on
Schedule II, unless such Mortgage Loan has become current for three consecutive Monthly Payments after the Closing Date.

            "Freddie Mac": Federal Home Loan Mortgage Corporation, or any successor thereof.

            "Freddie Mac Guide": Freddie Mac's Servicing Guide, as the same may be amended by Freddie Mac from time to time.

            "Freddie Mac Guidelines": The guidelines set forth by Freddie Mac in the Freddie Mac Guide.

            "GMACM Mortgage Loans": The Mortgage Loans listed on Schedule I hereto that are serviced by GMACM pursuant to this Agreement.

            "Gross Margin": With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable Rate Mortgage Loan.

            "HOEPA": As defined in Section 8.02(a).

            "Indemnity Proceeds": Any amounts collected by GMACM, the Trustee or the Depositor pursuant to the provisions of the applicable Sale Agreement.

            "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Seller, the applicable Original Seller, the applicable Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Seller, the applicable Original Seller, the applicable Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Seller, the applicable Original Seller, the applicable Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Seller, the applicable Original Seller, the applicable Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Seller, the applicable Original Seller, the applicable Servicer or any Affiliate thereof, as the case may be.

            "Index": As to each Adjustable Rate Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note.

            "Initial Certification": As defined in Section 3.05.


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

            "Insurance Policy": Any hazard, flood, title or Primary Insurance Policy relating to a Mortgage Loan plus any amount remitted under Section 8.08.

            "Insurance Proceeds": Payments received with respect to any Insurance Policy.

            "Interim Certification": As defined in Section 3.05.

            "Involuntary Payoff": The amount of Net Liquidation Proceeds received with respect to a Liquidated Loan.

            "Law": Any law (including common law and the laws of equity), constitution, statute, treaty, regulation, rule, administrative guideline, ordinance, judgment, order, injunction, writ, decree or award of any Governmental Authority, including, without limitation, any rules, regulations or guidelines promulgated or issued by Fannie Mae, Freddie Mac or any other Governmental Authority applicable to the Seller or any of the Mortgage Loans or Sale Agreements.

            "LIBOR": The per annum rate calculated by the Trustee as set forth below:

            (i) on each LIBOR Determination Date, LIBOR for such Accrual Period will be the rate for deposits in United States dollars for a one-month period which appears on the display designated as "Page 3750" on the Dow Jones Telerate Service as of 11:00 a.m., London time, on such date;

            (ii) with respect to a LIBOR Determination Date on which no such rate appears on Telerate page 3750 as described above, LIBOR for the applicable Accrual Period will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date for a one-month period (each, a "Reference Bank Rate") and in an amount that is representative for a single transaction in the London-interbank market at that time. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its Reference Bank Rate. If at least two such quotations are provided, LIBOR for such Accrual Period will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a one-month period and in an amount that is representative for a single transaction in such market at that time.

            All percentages resulting from any calculations referred to in this definition will be rounded upwards to the nearest multiple of 1/100,000 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).


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

            "LIBOR Determination Date":

            (i) August 26, 2003 for the period beginning on and including the Closing Date and ending on and excluding the first Distribution Date; and thereafter,

            (ii) the second London Business Day prior to the first day of each Accrual Period following the first Accrual Period.

            "Lifetime Rate Cap": The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Schedule of Mortgage Loans.

            "Liquidated Loan": A Mortgage Loan with respect to which (i) a Final Recovery Determination has been made by GMACM or which GMACM has charged off pursuant to the terms of this Agreement, (i) Countrywide has taken action pursuant to Section 3.2 of the Countrywide Agreement and (iii) Wells Fargo has taken action pursuant to Section 4.02 of the Wells Fargo Agreement.

            "Liquidation Expenses": Expenses which are incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses including, without limitation, reasonable legal fees and expenses and any unreimbursed Advances made by the related Servicer with respect to such Mortgage Loan.

            "Liquidation Proceeds": With respect to any Liquidated Loan and (i) GMACM, any amounts (including the proceeds of any insurance policy) recovered in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale, short sale or otherwise, (ii) Countrywide, cash received in connection with the liquidation of a defaulted Countrywide Mortgage Loan, whether through the sale or assignment of the Countrywide Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the related Mortgaged Property if such Mortgaged Property is acquired in satisfaction of the Mortgage, and (iii) Wells Fargo, cash (other than insurance proceeds or condemnation proceeds) received in connection with the liquidation of a defaulted related Wells Fargo Mortgage Loan, whether through the sale or assignment of such Wells Fargo Mortgage Loan, trustee's sale, foreclosure sale, sale of REO Property, or otherwise, or the sale of the related Mortgaged Property if such Mortgaged Property is acquired in satisfaction of such Wells Fargo Mortgage Loan.

            "Loan Purchase Price": With respect to any date of determination and
(i) any GMACM Mortgage Loan, the Actual Principal Balance of such GMACM Mortgage Loans as of the end of the most recently ended Due Period or prior to the date of purchase, plus all unpaid accrued interest on the Actual Principal Balance thereof as of the beginning of the related Due Period computed at the then applicable mortgage rate, together with, (without duplication) plus the aggregate amounts of (A) Servicing


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

Advances theretofore made with respect to such GMACM Mortgage Loan, (B) in the case of Monthly Advances thereon made by the Trustee, interest therein at the prime rate shown as such in the Wall Street Journal plus 2.00% per annum and (C) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive-lending law; and (ii) with respect to any Countrywide Mortgage Loan or Wells Fargo Mortgage Loan, a price equal to (A) the Scheduled Principal Balance of the Mortgage Loan plus (B) interest on such Scheduled Principal Balance at the mortgage rate minus the sum of the Servicing Fee Rate applicable to Countrywide or Wells Fargo and such Mortgage Loan, as the case may be, and the Retained Interest Rate from the date on which interest has last been paid and distributed to the Trust to the last day of the month of repurchase, plus (C) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory or abusive-lending law, less amounts received or advanced in respect of such repurchased Countrywide Mortgage Loan or Wells Fargo Mortgage Loan which are being held in the relevant Collection Account for distribution in the month of repurchase, to the extent such amounts are actually paid to the Trust upon the repurchase of the related Countrywide Mortgage Loan or Wells Fargo Mortgage Loan.

            "Loan-to-Value Ratio": As of any particular date, the percentage obtained by dividing the Principal Balance of the related Mortgage Loan as of its date of origination or acquisition by the related Seller by the Appraised Value of the Mortgaged Property.

            "London Business Day": Any day on which banks in London, England and New York City, New York are open for business to deal in deposits of United States dollars in the London interbank market.

            "Losses": As defined in Section 2.11(a).

            "Lost Note Affidavit": An affidavit referencing a lost Mortgage
Note.

            "Lower-Tier Regular Interest": Any regular interest issued by REMIC
I.

            "Majority Class X Certificateholder": The holder of a Class X Certificate evidencing more than a 50% Percentage Interest.

            "Marker Rate": With respect to the Class X Certificates and any Distribution Date, a per annum rate equal to two (2) multiplied by the weighted average of the Pass-Through Rates for each REMIC I Regular Interest (other than REMIC I Regular Interest LT-AA), with the rates on each such REMIC I Regular Interest subject to a cap equal to the Pass-Through Rate for the Corresponding Class for such REMIC I Regular Interest, and the rate on REMIC I Regular Interest LT-ZZ subject to a cap of zero for purposes of this calculation.

            "MERS": Mortgage Electronic Registration Systems, Inc.


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

            "MERS Designated Mortgage Loan": Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the owner of such Mortgage Loan and its successors and assigns and identified as such on the Schedule of Mortgage Loans.

            "Minimum Mortgage Rate": With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

            "Monthly Advance": With respect to any Distribution Date, (i) an advance by GMACM pursuant to Section 8.05(c) hereof, (ii) an advance by the Trustee pursuant to Section 8.05(f) hereof, (iii) an advance by Wells Fargo pursuant to Section 5.03 of the Wells Fargo Agreement or (iv) an advance by Countrywide pursuant to Section 4.3 of the Countrywide Agreement.

            "Monthly Payment": The scheduled monthly payment of principal and interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note or pursuant to a Repayment Plan.

            "Moody's": Moody's Investor Service, Inc., and its successors.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold estate interest in real property securing a Mortgage Note.

            "Mortgage Loan Documents": With respect to any Mortgage Loan, all agreements, instruments, promissory notes, financing statements, mortgages, security agreements, assignments, Lost Note Affidavits and other documents executed and delivered by any Person in connection with such Mortgage Loan, whether such documents are in the possession or under the control of the Trustee, the Custodian, a Servicer or any other Person.

            "Mortgage Loans": Such of the mortgage loans and Contracts transferred and assigned to the Trust pursuant to Section 3.04(a), as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans. The term "Mortgage Loan" includes, without limitation, any Mortgage Loan which is current or Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such Mortgaged Property's disposition by the Trust.

            "Mortgage Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            "Mortgage Rate": The rate of interest borne by each Mortgage Note according to its terms.

            "Mortgaged Property": The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.


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

            "Mortgagor": The obligor on a Mortgage Note.

            "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses relating to such Mortgage Loan. If Net Liquidation Proceeds with respect to any Liquidated Loan that is a GMACM Mortgage Loan, are less than zero, then GMACM or the Trustee, as applicable, shall be entitled to be reimbursed for Nonrecoverable Advances made by GMACM or the Trustee, as applicable, with respect to such Mortgage Loan pursuant to
Section 8.04(d)(i).

            "Net Monthly Excess Cash Flow": With respect to any Distribution Date, the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the aggregate Accrued Certificate Interest for the Offered Certificates for such Distribution Date,
(B) the aggregate unpaid Accrued Certificate Interest for the Class A-1 Certificates for such Distribution Date and (C) the Principal Remittance Amount.

            "Net Rate": With respect to each Mortgage Loan, the Mortgage Rate of such Mortgage Loan less the Administrative Cost Rate.

            "Net Simple Interest Excess": As of any Remittance Date, the excess, if any, of the aggregate amount of Simple Interest Excess over the amount of Simple Interest Shortfall.

            "Net Simple Interest Shortfall": As of any Remittance Date, the excess, if any, of the aggregate amount of Simple Interest Shortfall over the amount of Simple Interest Excess.

            "Net WAC Rate": For any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans, calculated based on the Stated Principal Balances of the Mortgage Loans as of the beginning of the related Due Period for each Mortgage Loan.

            "Nonrecoverable Advance": With respect to (a) any GMACM Mortgage Loan, (i) any Advance previously made by GMACM or the Trustee which, in the good faith business judgment of GMACM or the Trustee, as applicable, will not be reimbursed from proceeds of that Mortgage Loan pursuant to this Agreement, or
(ii) any Advance proposed to be made in respect of a GMACM Mortgage Loan which, in the good faith business judgment of GMACM or the Trustee, as applicable, would not ultimately be recoverable from proceeds of such Mortgage Loan, (b) any Countrywide Mortgage Loan, any Monthly Advance made by Countrywide in respect of such Mortgage Loan that is determined to be nonrecoverable by Countrywide pursuant to Section 4.3 of the Countrywide Agreement; (c) any Wells Fargo Mortgage Loan, any Monthly Advance made by Wells Fargo in respect of such Mortgage Loan that is determined to be nonrecoverable by Wells Fargo pursuant to
Section 5.03 of the Wells Fargo Agreement.

            "Non-U.S. Persons": Any Person other than a United States Person.


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

            "Notice": As defined in Section 7.03(a).

            "Notice of Final Distribution: The notice to be provided pursuant to
Section 10.04 to the effect that a final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

            "Offered Certificates": The Class A-1 Certificates, the Class M Certificates and the Class B Certificates.

            "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Trustee.

            "Operative Documents": Collectively, this Agreement, the Certificates, the Sale and Warranties Agreement and the Assignment Agreements.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or a Servicer acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

            "Optional Buyout Loan": A Mortgage Loan purchased from the Trust by the Majority Class X Certificateholder pursuant to Section 8.21.

            "Optional Termination Date": The first Distribution Date immediately following the date on which the Pool Balance has declined to an amount equal to or less than 10% of the Original Pool Balance.

            "Original Pool Balance": The Pool Balance of the Mortgage Loans as of the Cut-off Date.

            "Original Principal Balance": The Principal Balance of a Mortgage Loan as of the Cut-off Date.

            "Original Seller": Each of the Persons set forth as an original seller on Exhibit J hereto, its successors and assigns.

            "Other Assets": With respect to any Mortgage Loan, any and all Related Security and Collections relating to such Mortgage Loan and any and all Proceeds of such Mortgage Loan, Related Security and/or Collections.

            "Outstanding": With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

            (i) Certificates theretofore canceled by the Registrar or delivered to the Registrar for cancellation;


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

            (ii) Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Owners of such Certificates;

            (iii) Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

            (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.03; and

            (v) Certificates as to which the Trustee has made the final distribution thereon, whether or not such Certificate is ever returned to the Trustee.

            "Overcollateralization Amount": As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the close of business on the last day of the related Due Period, over (y) the aggregate Certificate Balance of the Certificates (other than the Class X Certificates) on such Distribution Date, assuming that the Principal Remittance Amount for such Distribution Date was distributed in reduction of the Certificate Balance of the Certificates on such Distribution Date.

            "Overcollateralization Deficiency Amount": For any Distribution Date, the excess, if any, of (1) the Specified Overcollateralization Amount for such Distribution Date, over (2) the Overcollateralization Amount for such Distribution Date.

            "Overcollateralization Floor": 0.50% of the Original Pool Balance.

            "Overcollateralization Reduction Amount": On any Distribution Date, the lesser of (i) the Excess Overcollateralization Amount over (ii) the Principal Remittance Amount.

            "Owner": The Person in whose name a Certificate is registered in the Register to the extent described in Section 5.02; provided that solely for the purposes of determining the exercise of any voting rights hereunder, if any Offered Certificates are beneficially owned by a Seller, the Depositor or any Affiliate thereof, such Seller, the Depositor or such Affiliate shall not be considered an Owner hereunder.

            "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Pass-Through Rate": For each Class of Certificates (other than the Class X Certificates), the following per annum rate at which interest accrues during the related Accrual Period on the applicable Certificate Balance:

            (a) with respect to the Class A-1 Certificate, the lesser of (i) LIBOR for such Distribution Date plus 0.700% and (ii) the Adjusted WAC Rate for such Distribution Date;

            (b) with respect to the Class M-1 Certificate, the lesser of (i) LIBOR for such Distribution Date plus 0.900% and (ii) the Adjusted WAC Rate for such Distribution Date;

            (c) with respect to the Class M-2 Certificate, the lesser of (i) LIBOR for such Distribution Date plus 1.950% and (ii) the Adjusted WAC Rate for such Distribution Date;

            (d) with respect to the Class B-1 Certificate, the lesser of (i) LIBOR for such Distribution Date plus 4.000% and (ii) the Adjusted WAC Rate for such Distribution Date;

            (e) with respect to the Class B-2 Certificate, the lesser of (i) LIBOR for such Distribution Date plus 4.250% and (ii) the Adjusted WAC Rate for such Distribution Date;

            (f) with respect to the Class B-3 Certificate, the lesser of (i) LIBOR for such Distribution Date plus 4.250% and (ii) the Adjusted WAC Rate for such Distribution Date;

            provided, however, that on and after the Step-Up Date, the Pass-Through Rate for each Class of Offered Certificates shall be the Step-Up Rate for such Class. For each Class of Certificates (other than the Class X Certificates), the Pass-Through Rate will be calculated using an actual/360 Day Count Fraction.

            With respect to the Class X Certificates, rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (A) through (H) below, and the denominator of which is the Uncertificated Principal Balance of the REMIC I Regular Interests. For purposes of calculating the Pass-Through Rate for the Class X Certificates, the numerator is equal to the sum of the following components:

            (A) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-AA minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-AA;

            (B) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-A1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-A1;

            (C) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-M1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-M1;

            (D) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-M2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-M2;

            (E) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-B1 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-B1;

            (F) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-B2 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-B2;

            (G) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-B3 minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-B3 and

            (H) the Uncertificated REMIC I Pass-Through Rate for REMIC I Regular Interest LT-ZZ minus the Marker Rate, applied to an amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT-ZZ.

            "Paying Agent": Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 12.15 and is authorized by the Trustee and the Depositor to make payments on the Certificates on behalf of the Trustee.

            "Percentage Interest": With respect to a Class A-1 Certificates, a Class of the Class M Certificates or a Class of the Class B Certificates, a fraction, expressed as a percentage, the numerator of which is the initial Certificate Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Balance represented by all the Certificates in such Class. With Class X Certificates and Class R Certificates, the portion of such Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100%.

            "Periodic Rate Cap": With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Adjustable Rate Mortgage Loan may increase or decrease (without regard to the Lifetime Rate Cap or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

            "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or a Non-U.S. Person.


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

            "Person": Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

            "Pool Balance": As of any date, the sum of the aggregate Scheduled Principal Balance of the Wells Fargo Mortgage Loans and the Countrywide Mortgage Loans, and the Actual Principal Balance of the GMACM Mortgage Loans as of the end of the preceding Due Period or, if so specified, as of the Cut-off Date.

            "Prepaid Installment": With respect to any Mortgage Loan, any Monthly Payment thereon received by the relevant Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Principal Prepayment or Curtailment with respect to such Mortgage Loan.

            "Prepayment Penalty": With respect to any Mortgage Loan other than a Countrywide Mortgage Loan, any prepayment penalty, premium or charge payable by the Mortgagor pursuant to the terms of the Mortgage Note in connection with any voluntary prepayment in full of the principal of the Mortgage Loan to the extent permitted by law.

            "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            "Preservation Expenses": Expenditures made by the related Servicer (or its predecessor or the assignee thereof) in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

            "Primary Insurance Policy": Insurance obtained from a private insurer which insures the holder of a Mortgage Note against loss in the event the Mortgagor defaults under the Note, including all riders and endorsements thereto.

            "Principal Balance": means (i) with respect to any GMACM Mortgage Loan, the Actual Principal Balance of such GMACM Mortgage Loan; and (ii) with respect to any Countrywide Mortgage Loan or Wells Fargo Mortgage Loan, the Scheduled Principal Balance of such Countrywide Mortgage Loan or Wells Fargo Mortgage Loan, as the case may be.

            "Principal Distribution Amount": For any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.


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

            "Principal Prepayment": Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any Prepayment Penalty and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "Principal Prepayment in Full": Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            "Principal Remittance Amount: With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) with respect to each Wells Fargo Mortgage Loan and each Countrywide Mortgage Loan, each scheduled payment of principal on a Mortgage Loan due during such Due Period received on or prior to the related Determination Date (including the portion of Insurance Proceeds or Condemnation Proceeds allocable to principal), and all Principal Prepayments received during the related Prepayment Period, (ii) the Liquidation Proceeds on the Mortgage Loans allocable to principal received during the related Due Period, (iii) the portion of the Loan Purchase Price allocable to principal with respect to each Mortgage Loan, the repurchase obligation for which arose during the related Due Period (iv) the principal portion of any Monthly Advances made by the Servicers with respect to such Distribution Date, (v) with respect to each GMACM Mortgage Loan, each payment of principal received on or prior to the related Determination Date (including the portion of Insurance Proceeds or Condemnation Proceeds allocable to principal), and all Principal Prepayments received during the related Prepayment Period, (vi) the Substititution Adjustment Amounts, if any, received during such Due Period and (vii) the allocable portion of the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

            "Private Certificates": Collectively, the Class X Certificates and Residual Certificates.

            "Proceeds": Whether or not capitalized, "proceeds" as such term is defined in Section 9-306(1) of the UCC, including all cash and non-cash proceeds and further including all accounts, accounts receivable, contract rights, money, claims for money (whether or not earned by performance), checks, deposit accounts, documents, instruments, chattel paper, investment property (including securities, securities entitlements, securities accounts, commodity contracts and commodity accounts), general intangibles, insurance proceeds and other property (including fixtures, products and accessions).

            "Prohibited Transaction": The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code and applicable to the Trust.

            "Prospectus Supplement ": The Prospectus Supplement dated August 25, 2003 to the Prospectus dated August 18, prepared by the Depositor with respect to the public offering of the Offered Certificates


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

            "Purchase Option Period": As defined in Section 10.03.

            "Purchaser": The Depositor, in its capacity as the purchaser, under the relevant Sale Agreement, together with the Trustee as the assignee of the Depositor hereunder.

            "Qualified Institution": With respect to each Collection Account and the Certificate Account, an account maintained by a federal or state chartered depository institution acceptable to the Depositor having combined capital and surplus of at least $50,000,000; provided, however, that if any Collection Account or the Certificate Account is not maintained with the Trustee, (i) such institution shall have a long-term debt rating of at least "A2" by Moody's, "AA-" by Standard & Poor's, and, if rated by Fitch, at least "AA-" by Fitch,
(ii) a short-term debt rating of at least "A-1" by Standard & Poor's, "P-1" by Moody's and if rated by Fitch, at least "F1" by Fitch and (iii) if such Collection Account or the Certificate Account is moved to a new institution, the relevant Servicer shall provide the Trustee, the Owners with a statement identifying the location of such Collection Account or the Certificate Account.

            "Qualified Liquidation": The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code and applicable to the Trust.

            "Qualified Mortgage": The meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code and applicable to the Trust.

            "Rating Agencies": Moody's and Standard & Poor's or any successors thereto. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicers.

            "Realized Loss": With respect to each Liquidated Loan, an amount equal to (i) the Principal Balance of the Mortgage Loan, plus all accrued and unpaid interest thereon and outstanding Servicing Advances, Retained Servicing Advances and other expenses related thereto, as of the date of such liquidation, minus (ii) the Net Liquidation Proceeds (not less than zero for purposes of calculating Realized Losses) relating to such Liquidated Loan (such Net Liquidation Proceeds to be applied first to interest and then to the Principal Balance of the Liquidated Loan). With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the Realized Loss shall be calculated as the difference between the Principal Balance of the Mortgage Loan immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as determined pursuant to such Deficient Valuation. With respect to any payment by the Trust of Trust Expenses, a Realized Loss shall be deemed to have occurred whenever such Trust Expenses are paid.

            "Realized Loss Amount": For any Distribution Date, as defined in
Section 7.07.


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

            "Record Date": With respect to each Distribution Date and (i) a Book-entry Certificate, the Business Day immediately preceding such Distribution Date or (ii) a Definitive Certificate, the last day of the month immediately preceding the month in which such Distribution Date occurs.

            "Records": With respect to any Mortgage Loan, all Mortgage Loan Documents and other material documents held or maintained by or for the Depositor, the Trustee, the Custodian, the relevant Servicer or any other Person with respect to such Mortgage Loan and/or the related Mortgagor, including the Custodial File and any and all Servicing Records.

            "Reference Banks": Four major banks in the London interbank market selected by the Trustee with consultation from the Depositor.

            "Register": The register maintained by the Registrar in accordance with Section 5.02, in which the names of the Owners are set forth.

            "Registrar": The Trustee, acting in its capacity as Registrar appointed pursuant to Section 5.02, or any duly appointed and eligible successor thereto.

            "Regular Certificate": Any Class A-1 Certificate, Class M Certificate, Class B Certificate or Class X Certificate.

            "Regular Interest": A "regular interest" in a REMIC within the meaning of Section 860G(a)(1) of the Code.

            "Related Security": With respect to any Mortgage Loan, all right, title and interest of each and all of the Seller, the Original Sellers and the Depositor in and to:

            (i) the related Mortgaged Property securing such Mortgage Loan;

            (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Mortgage Loan, whether pursuant to the related Mortgage Loan Documents or otherwise, together with all financing statements and similar documents signed by a Mortgagor describing any collateral securing such Mortgage Loan;

            (iii) all guarantees, indemnities, warranties, insurance policies (including any premium refunds and other proceeds thereof) and other agreements or arrangements of any kind from time to time supporting or securing payment of such Mortgage Loan, whether pursuant to the Mortgage Loan Documents related to such Mortgage Loan or otherwise; and

            (iv) all Records related to such Mortgage Loan.

            "Relief Act Shortfall": With respect to any Due Period and any Mortgage Loan as to which the interest rate has been reduced during such Due Period by


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

application of the Civil Relief Act, the excess, if any, of (i) the interest payable on such Mortgage Loan at its Mortgage Rate over (ii) the interest payable thereon at the rate imposed by the Civil Relief Act.

            "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860A through 860G of the Code.

            "REMIC I": The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files;
(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in August 2003) as shall be on deposit in the Certificate Account and identified as belonging to the Trust Estate; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) Insurance Policies pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above. The Basis Risk Reserve Fund will not be an asset of any REMIC.

            REMIC I Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT-AA minus the Marker Rate, divided by (b) 12.

            REMIC I Overcollateralized Amount: With respect to any date of determination, (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC I Regular Interests minus (ii) the Uncertificated Principal Balances of the REMIC I Regular Interests (other than REMIC I Regular Interests LT-AA and REMIC I Regular Interest LT-ZZ), in each case as of such date of determination.

            REMIC I Overcollateralization Target Amount: 1% of the Specified Overcollateralization Amount.

            REMIC I Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the sum of the Uncertificated Principal Balances of REMIC I Regular Interests LT-A1, LT-M1, LT-M2, LT-B1, LT-B2 and LT-B3 and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC I Regular Interests LT-A1, LT-M1, LT-M2, LT-B1, LT-B2, LT-B3 and LT-ZZ.

            REMIC I Regular Interests: REMIC I Regular Interest LT-AA, REMIC I Regular Interest LT-A1, REMIC I Regular Interest LT-M1, REMIC I Regular Interest LT-M2, REMIC I Regular Interest LT-B1, REMIC I Regular Interest LT-B2, REMIC I Regular Interest LT-B3, REMIC I Regular Interest LT-ZZ, REMIC I Regular Interest LT-RI-Countrywide and REMIC I Regular Interest LT-RI-Wells

            REMIC I Regular Interest LT-AA: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-A1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-B1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-B2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-B3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-RI-Countrywide: A regular interest in REMIC I that is held as an asset of REMIC II, that has notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-RI-Wells: A regular interest in REMIC I that is held as an asset of REMIC II, that has notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-M1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-M2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-ZZ: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related

Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

            REMIC I Regular Interest LT-ZZ Maximum Interest Deferral Amount:
With respect to any Distribution Date, the sum of (a) the excess of (i) Uncertificated Accrued Interest calculated with the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT-ZZ and an Uncertificated Principal Balance equal to the excess of (x) the Uncertificated Principal Balance of REMIC I Regular Interest LT-ZZ over (y) the REMIC I Overcollateralized Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC I Regular Interests LT-A1, LT-M1, LT-M2, LT-B1, LT-B2 and LT-B3, with the rate on each such REMIC I Regular Interest subject to a cap equal to the Pass-Through Rate on the Corresponding Class for the purpose of this calculation.

            REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

            REMIC II Regular Certificates: Any of the Class A-1, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 or Class X Certificates.

            REMIC II Regular Interests: The REMIC II Regular Certificates and the Retained Interest.

            "REMIC Opinion": A written opinion of independent counsel experienced in federal income tax matters, who may not be a salaried counsel for the Depositor or any Servicer, acceptable to the Trustee, relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions.

            "REMIC Provisions": Provisions of the Code relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, related provisions and regulations (whether in proposed, temporary or final form), announcements and rulings thereunder, as the foregoing may be in effect from time to time.

            "Remittance Amount": With respect to any Remittance Date and (x) GMACM, the sum, without duplication, of (i) all Monthly Payments, Curtailments, Principal Prepayments and other payments of interest or principal received during the related Due Period with respect to the GMACM Mortgage Loans (less the Servicing Fees with respect to such Mortgage Loans, which Servicing Fee is reduced by Compensating Interest), (ii) Monthly Advances and Compensating Interest payable by GMACM for such Remittance Date pursuant to Sections 8.05 and
8.06 hereto, (iii) any Loan Purchase Price actually collected by GMAMC during the Due Period, (iv) any Indemnity Proceeds actually collected by GMACM during the related Due Period and (v) Net Liquidation Proceeds attributed to GMACM Mortgage Loans liquidated during the related Due Period, in all cases after taking into account items which are withdrawn from the

Collection Account pursuant to Section 8.04(d) hereto, (y) Wells Fargo, the amount remitted to the Trustee on such date pursuant to Section 5.01 of the Wells Fargo Agreement, and (z) Countrywide, the amount remitted to the Trustee on such date pursuant to Section 4.1 of the Countrywide Agreement.

            "Remittance Date": With respect to each Distribution Date and (i) the GMACM Mortgage Loans, the second Business Day immediately preceding the Distribution Date, (ii) the Wells Fargo Mortgage Loans, the 18th day of each calendar month, or if such day is not a Business Day, the immediately preceding Business Day and (iii) the Countrywide Mortgage Loans, the 18th day of each calendar month, or if such day is not a Business Day, the Business Day immediately following such 18th day.

            "Repayment Plan": With respect to any Mortgage Loan a Forbearance Plan, Bankruptcy Plan or other plan entered into by the servicer and the Mortgagor for the repayment of such Mortgage Loan.

            "REO Property": A Mortgaged Property acquired by the relevant Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            "Representation Letter": Letters to, or agreements with, the Depository to effectuate a book-entry system with respect to the Certificates registered in the Register under the nominee name of the Depository.

            "Residual Certificates": The Class R Certificates.

            "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

            "Responsible Officer": With respect to the Trustee, any officer of the Institutional Trust Services/Structured Finance Services Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

            "Retained Certificates": The Class X and Class R Certificates.

            "Retained Interest": An uncertificated interest in the Trust Estate evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions which equals, with respect to each Distribution Date and each Wells Fargo Mortgage Loan and Countrywide Mortgage Loan, the product of (A) one-twelfth of the related Retained Interest Rate and (B) the Scheduled Principal Balance of such Mortgage Loan at the beginning of such Due Period.

            "Retained Interest Rate": With respect to each Mortgage Loan and any Distribution Date, the amount by which 0.50% per annum exceeds the Servicing Fee Rate of the applicable Servicer with respect to such Mortgage Loan on such Distribution Date.

            "Retained Loans": Mortgage loans acquired by the Depositor pursuant to the Sale Agreements that were not transferred and assigned to the Trust pursuant to Section 3.04(a).

            "Retained Servicing Advances": With respect to each GMACM Mortgage Loan, all reasonable and necessary "out-of-pocket" costs and expenses incurred by any Person in the servicing of such Mortgage Loan prior to the Closing Date, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property, (iv) obtaining broker price opinions, (v) locating missing Mortgage Loan Documents and (vi) maintaining, transferring or establishing life of loan tax and flood service contracts.

            "Rule 144A Letter": As defined in Section 5.02(b) hereof.

            "Sale Agreement" Each of the Sale Agreements described on Exhibit J hereto pursuant to which the Seller purchased the Mortgage Loans from the Original Sellers.

            "Sale and Warranties Agreement": The Sale and Warranties Agreement dated as of August 1, 2003 among Goldman Sachs Mortgage Company, the Depositor and the Trust.

            "Schedule of Mortgage Loans": The schedule of Mortgage Loans listing each Mortgage Loan to be conveyed on the Closing Date and attached hereto as
Schedule I to this Agreement. Such Schedule of Mortgage Loans shall identify, inter alia, each Mortgage Loan by the relevant Servicer's loan number and the Mortgagor's name and address (including the state) of the Mortgaged Property and shall set forth as to each Mortgage Loan the lien status thereof, the Original Principal Balance, the Mortgage Rate thereof, the current scheduled monthly payment of principal and interest and the maturity of the related Mortgage Note, whether or not such Mortgage Loan (including the related Mortgage Note) has been modified and whether such Mortgage Loan is a Simple Interest Mortgage Loan. Such Schedule shall also identify the Lifetime Rate Cap, the Minimum Mortgage Rate, the Index, the Gross Margin and the Periodic Rate Cap with respect to each Adjustable Rate Mortgage Loan and the Original Seller and Servicer of each Mortgage Loan.

            "Scheduled Principal Balance": With respect to any Wells Fargo Mortgage Loan or Countrywide Mortgage Loan as of any date other than the Cut-off Date, its original principal balance, reduced by the principal portion of all payments that have been made or advanced on or before such date, and Realized Losses of principal on such Mortgage Loan. The Scheduled Principal Balance of a liquidated Mortgage Loan will equal zero. The Scheduled Principal Balance of a Wells Fargo Mortgage Loan or Countrywide Mortgage Loan as of the Cut-off Date is its original principal balance, reduced by the principal portion of all payments that have been made or were scheduled to have been made on or prior to the Cut-off Date, and all reductions of principal as a result of modification of such Mortgage Loan on or prior to such date.

            "Securities Act": The Securities Act of 1933, as amended.

            "Seller": Goldman Sachs Mortgage Company, its successors and assigns.

            "Senior Lien": With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

            "Senior Trustee Expenses": The meaning provided in Section 2.05.

            "Servicer": Each of GMACM, Wells Fargo and Countrywide and their respective permitted successors and assigns.

            "Servicer Termination Event": The meaning provided in (i) Section
8.17 with respect to GMACM; (ii) the events of default described Section 7.1 of the Countrywide Agreement with respect to Countrywide; and (iii) the events of default described in Section 10.01 of the Wells Fargo Agreement with respect to Wells Fargo.

            "Servicing Advance": With respect to (i) GMACM, as defined in
Section 8.05; (ii) Wells Fargo, as defined in the Wells Fargo Agreement, and
(iii) Countrywide, as defined in the Countrywide Agreement.

            "Servicing Agreement": Each of (a) with respect to the GMACM Mortgage Loans, this Agreement; (b) with respect to the Countrywide Mortgage Loans, the Countrywide Agreement; and (c) with respect to the Wells Fargo Mortgage Loans, the Wells Fargo Agreement.

            "Servicing Claim": With respect to (i) GMACM, as defined in Section 8.03(a); (ii) with respect to Wells Fargo, those claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees, costs, judgments and expenses subject to indemnification under Section 8.01 of the Wells Fargo Agreement and (iii) with respect to Wells Fargo. any claims, penalties, fines, forfeitures, damages, liabilities, losses and expenses, including reasonable attorney's fees subject to indemnification under Section 6.1 of the Countrywide Agreement with respect to Countrywide; and

            "Servicing Compensation": With respect to any GMACM Mortgage Loan and each Remittance Date, the amount equal to the sum of (i) the Servicing Fee payable to GMACM and (ii) all income derived from the GMACM Mortgage Loans other than payments of principal, interest and Escrow Payments (excluding Servicing Fees and prepayment penalties attributable to the Mortgage Loans), including but not limited to interest received on funds deposited in the Collection Account or any Escrow Account (to the extent permitted by applicable law), all late charges, assumption fees, escrow account benefits, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees, and similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

            "Servicing Fee": With respect to each Due Period and (i) each GMACM Mortgage Loan, the product of (A) the related Servicing Fee Rate, (B) the Actual Principal Balance of such Mortgage Loan at the beginning of such Due Period and
(C) the number of days during the Due Period for such Mortgage Loan that ended in such Due Period, for which interest accrued on such Mortgage Loan, divided by 360, (ii) each Wells Fargo Mortgage Loan, (A) one-twelfth of the related Servicing Fee Rate, (B) the Scheduled Principal Balance of such Mortgage Loan at the beginning of such Due Period, and (iii) each Countrywide Mortgage Loan, (A) one-twelfth of the related Servicing Fee Rate, (B) the Scheduled Principal Balance of such Mortgage Loan at the beginning of such Due Period. Except as otherwise provided in Section 8.12 of this Agreement, the right of GMACM to payment of the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by GMACM, and is payable solely when such portion is collected.

            "Servicing Fee Rate": With respect to each (i) GMACM Mortgage Loan, 0.50% per annum, (ii) Wells Fargo Mortgage Loan, 0.25% per annum and (ii) Countrywide Mortgage Loan, (x) as to any Countrywide Mortgage Loan that is an Adjustable Rate Mortgage Loan, 0.375% per annum and (y) as to any Countrywide Mortgage Loan that is an Fixed Rate Mortgage Loan, 0.25% per annum.

            "Servicing File": With respect to any Mortgage Loan, the file (maintained in any form or format whatsoever, including in electronic form) containing: (i) copies of certain documents executed or delivered in connection with the closing of such Mortgage Loan, including without limitation copies of the Mortgage Note, Mortgage and any assignments of such Mortgage, and (ii) any servicing documentation which relates to such Mortgage Loan of the type customarily included by the Servicers in their servicing files.

            "Servicing Records": With respect to any Mortgage Loan, all books and records in any form or format whatsoever (including records kept in electronic form) that have been maintained by or for the Custodian, the relevant Servicer with respect to such Mortgage Loan, including all documents (whether originals or copies), files, records, databases, computer tapes, floppy disks, tax bills, assessment notices, binders and other proof of insurance coverage, insurance policies, insurance premium notices, appraisals, other closing documentation, payment history records, agreements and any other records in any way relating to or evidencing the servicing of any such Mortgage Loan.

            "Simple Interest Excess": As of any Remittance Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the Monthly Payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Due Period, over (ii) 30 days' interest on such Mortgage Loan at the then applicable Mortgage Rate.

            "Simple Interest Excess Sub-Account": The sub-account of the Collection Account established by GMACM, pursuant to Section 8.07(d). The Simple Interest Excess Sub-Account shall be an Eligible Account.

            "Simple Interest Mortgage Loan": Any Mortgage Loan for which the interest due thereon is calculated based on the actual number of days elapsed between the date on which interest was last paid through the date on which the most current payment is received.

            "Simple Interest Qualifying Loan": As of any Determination Date, any Simple Interest Mortgage Loan that was neither prepaid in full during the related Due Period, nor delinquent with respect to a payment that became due during the related Due Period as of the close of business on the Determination Date following such Due Period.

            "Simple Interest Shortfall": As of any Remittance Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days' interest on such Mortgage Loan at the then applicable Mortgage Rate, over (ii) the portion of the Monthly Payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Due Period.

            "Specified Overcollateralization Amount": For any Distribution Date:

            (i) prior to the Stepdown Date, 5.00% of the Original Pool Balance, and

            (b) on and after the Stepdown Date, the greater of:

                  (1) 10.00% of the Pool Balance as of the last day of the related Due Period, and

                  (2)   the Overcollateralization Floor;

provided that (i) upon the occurrence and during the continuance of a Trigger Event, the Specified Overcollateralization Amount will equal the Specified Overcollateralization Amount as of the immediately preceding Distribution Date (after giving effect to distributions on such date) and (ii) the Specified Overcollateralization Amount shall never exceed the then aggregate Certificate Balance of the Certificates.

            "Standard & Poor's": Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. or any successor thereto.

            "Startup Day": The Closing Date.

            "Stated Principal Balance": As to each Mortgage Loan and as of any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the Trustee with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received by the Servicer on or prior to the related Determination Date or advanced by the Servicer or the Trustee for the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Due Period.

            "Stepdown Date": For each Certificate, the earlier to occur of:

                  (1)   the later to occur of:

                        (A)   the Distribution Date in September 2006,

                        (B) the first Distribution Date on which the Credit Enhancement Percentage for the Class A-1 Certificates is greater than or equal to 48.50%, and

                  (2) the Distribution Date on which the aggregate Certificate Balance of the Class A-1 Certificates has been reduced to zero.

            "Step-Up Date": With respect to the Class A-1, Class M and Class B Certificates, the beginning of the Accrual Period relating to the first Distribution Date after the Optional Termination Date if the optional termination shall not have been exercised on such date pursuant to Section 10.02.

            "Step-Up Rate": The rate to which the Pass-Through Rates of the Class A-1, Class M and Class B Certificates will increase pursuant to Section
10.02 if the Holders of Class X Certificates does not exercise its right to cause the termination of the Trust on the first Distribution Date on which such right is exercisable. The Step-Up Rate may not exceed the Adjusted WAC Rate.

            "Substitution Adjustment Amount": With respect to any Distribution Date, that amount received by the related Servicer with respect to the substitution of a Mortgage Loan pursuant to the related Sale Agreement during the related Due Period equal to that amount by which the outstanding principal balance of the substituted Mortgage Loan is less than the outstanding principal balance of the replaced Mortgage Loan.

            "Tax Matters Person": With respect to any Trust REMIC, the Person designated as the "Tax Matters Person" of such Trust REMIC pursuant to Treasury Regulation Section 1.860F-4(d).

            "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

            "Termination Notice": As defined in Section 10.03.

            "Three-Month Rolling Average Twelve Month Velocity Percentage": With respect to any Distribution Date commencing on the fourth Distribution Date, the arithmetic average of the applicable Twelve Month Velocity Percentage for such Distribution Date and each of the two preceding Distribution Dates.

            "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

            "Transfer Affidavit": As defined in Section 5.02(c) hereof.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

            "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

            "Transferor Certificate": As defined in Section 5.02(b) hereof.

            "Trigger Event": With respect to any Distribution Date, a Trigger Event exists if (i) the quotient (expressed as a percentage) of (1) the Three-Month Rolling Average Twelve Month Velocity Percentage equals or exceeds 50% of the Credit Enhancement Percentage for such Distribution Date or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by (y) the Original Pool Balance, exceeds the applicable percentages set forth below with respect to such Distribution Date:

     -----------------------------------------------------------------------------------------
     Distribution Date Occurring In          Loss Percentage
     ------------------------------          ---------------
     -----------------------------------------------------------------------------------------
     September 2006 through August 2007      6.50% for the first month, plus an additional
                                             1/12th of 1.50% for each month thereafter, to
                                             8.00%
     -----------------------------------------------------------------------------------------
     September 2007 through August 2008      8.00% for the first month, plus an additional
                                             1/12th of 0.75% for each month thereafter, to
                                             8.75%
     -----------------------------------------------------------------------------------------
     September 2008 through August 2009      8.75% for the first month, plus an additional
                                             1/12th of 0.75% for each month thereafter, to
                                             9.50%
     -----------------------------------------------------------------------------------------
     September 2009 and thereafter           9.50%
     -----------------------------------------------------------------------------------------

            "Trust": GSRPM Mortgage Loan Trust 2003-2 the trust created under this Agreement.

            "Trust Estate": As defined in the conveyance clause under this Agreement.

            "Trust Expenses": All extraordinary, unanticipated expenses of the Trust (including expenses of enforcing the Mortgage Loans), Advances (other than those not permitted to be recovered from the Trust Estate) that are not recovered from the related Mortgage Loan, Servicing Advances, to the extent not made by the relevant Servicer, Retained Servicing Advances, indemnity obligations of the Trust, and other expenses permitted to be incurred hereunder and recovered from the Trust Estate.

            "Trust REMIC": REMIC I or REMIC II.

            "Trustee": JPMorgan Chase Bank, a New York banking corporation, the Corporate Trust Department of which is located on the date of execution of this Agreement at 4 New York Plaza, 6th Floor, New York, NY 10004, Attention:
Institutional Trust Services/Structured Finance Services, GSRPM Mortgage Securities Corp., Series 2003-2 not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

            "Trustee Fee": The fee payable monthly to the Trustee on each Distribution Date in an amount equal to the product of (i) the Trustee Fee Rate and (ii) the Principal Balance of each Mortgage Loan at the beginning of the Due Period related to such Distribution Date.

            "Trustee Fee Rate": 0.0050% per annum.

            "Twelve Month Velocity Percentage": With respect to any Distribution Date is equal to a fraction the numerator of which is equal to the aggregate outstanding principal balance of all Mortgage Loans that have not made at least 80% of their scheduled Monthly Payments due in the twelve month period prior to such Distribution Date and the denominator of which is equal to the aggregate outstanding principal balance of all Mortgage Loans outstanding as of such Distribution Date.

            "UCC": The Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

            "Uncertificated Accrued Interest": With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC I Regular Interest LT-AA and REMIC I Regular Interest LT-ZZ up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated among REMIC I Regular Interests LT-AA, LT-A1, LT-M1, LT-M2, LT-B1, LT-B2, LT-B3 and LT-ZZ, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

            "Uncertificated Notional Amount": With respect to REMIC I Regular Interest LT-RI-Countrywide, an amount equal to the aggregate Stated Principal Balance of the Mortgage Loans serviced by Countrywide. With respect to REMIC I Regular Interest LT-RI-Wells, an amount equal to the aggregate Stated Principal Balance of Mortgage Loans serviced by Wells Fargo.

            "Uncertificated Principal Balance": The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall be reduced by all distributions of principal made on such Uncertificated Regular Interest, as applicable, on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced in such Distribution Date by Realized Losses. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall never be less than zero.

            "Uncertificated REMIC I Pass-Through Rate": With respect to any REMIC I Regular Interest (other than REMIC I Regular Interest LT-RI- Countrywide and REMIC I Regular Interest LT-RI-Wells), a per annum rate equal to the weighted average of the Net Rates of the Mortgage Loans, calculated based on the Actual Principal Balance thereof with respect to any GMACM Mortgage Loans and the Scheduled Principal Balance thereof with respect to any Countrywide Mortgage Loans or Wells Fargo Mortgage Loans as of the beginning of the related Due Period for each Mortgage Loan and multiplied by a fraction having as its numerator 30 days and as its denominator, the actual number of days in the Due Period. With respect to REMIC I Regular Interest LT-RI-Countrywide and REMIC I Regular Interest LT-RI-Wells, a per annum rate equal to the excess of (a) 0.50% over (b) the related Servicing Fee Rate.

            "Uncertificated Regular Interests": The REMIC I Regular Interests and the Retained Interest.

            "Underwriter ": Goldman, Sachs & Co., in its capacity as Underwriter under the Underwriting Agreement, dated as of August 25, 2003, between the Depositor and the Underwriter.

            "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) provided that, for purposes solely of the restrictions on


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the transfer of any Class R Certificate, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required to be United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter I of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

            "Unpaid Interest Amount": As of any Distribution Date and with respect to any Class of Certificates (other than the Class R Certificates or Class X Certificates), the sum of (i) the amount, if any, by which (X) the sum of (a) the Accrued Certificate Interest for such Class for such Distribution Date plus (b) the Unpaid Interest Amount for such Class as of the immediately preceding Distribution Date exceeds (Y) the amount paid to the Certificateholders of such Class on such Distribution Date with respect to interest and (ii) to the extent permitted by law, interest on the amount determined pursuant to clause (i)(b) at the applicable Pass-Through Rate for the number of days in the related Accrual Period.

            "WAC Cap": As to any Distribution Date, the Adjusted WAC Rate.

            "Weighted Average Net Rate": With respect to any Distribution Date, the weighted average Net Rate of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Wells Fargo" Wells Fargo Home Mortgage, Inc. as Servicer of the Wells Fargo Mortgage Loans.

            "Wells Fargo Agreement": Collectively, the Seller's Warranties and Servicing Agreements between Goldman Sachs Mortgage Company and Wells Fargo, dated as of August 1, 2002, November 1, 2002 and February 1, 2003.

            "Wells Fargo Mortgage Loans": The Mortgage Loans included as part of
Schedule I-A hereto that are serviced by Wells Fargo pursuant to the Wells Fargo Agreement.

            1.02 USE OF WORDS AND PHRASES. The terms "herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this


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Agreement in which any such word is used. The definitions set forth in Section
1.01 include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

            1.03 CAPTIONS; TABLE OF CONTENTS.

            The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

            1.04 OPINIONS.

            Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

            1.05 ALLOCATION OF CERTAIN INTEREST SHORTFALLS.

            For purposes of calculating the amount of Accrued Certificate Interest for the Class A-1 Certificates, the Class M Certificates, the Class B Certificates and the Class X Certificates for any Distribution Date, the aggregate amount of any Compensating Interest Shortfalls and any Relief Act Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class X Certificates based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate and, thereafter, among the Class B-3 Certificates, Class B-2 Certificates, the Class B-1 Certificates, the Class M-2 Certificates, the Class M-1 Certificates and the Class A-1 Certificates, on a pro rata basis, based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Balance of each such Certificate.

                  For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls and any Relief Act Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated as provided in Section 7.07(b) hereof.


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

                                   ARTICLE II

                   ESTABLISHMENT AND ORGANIZATION OF THE TRUST

            2.01 ESTABLISHMENT OF THE TRUST.

            The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as "GSRPM Mortgage Loan Trust 2003-2."

            2.02 OFFICE.

            The office of the Trust shall be in care of the Trustee, at the Corporate Trust Office, or at such other address as the Trustee may designate by notice to the Depositor and the Servicers.

            2.03 PURPOSES AND POWERS.

            The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Certificates, the REMIC I Regular Interests, the R-I Interest and the R-II Interests and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would adversely affect the status of any Trust REMIC as a REMIC.

            2.04 APPOINTMENT OF THE TRUSTEE; DECLARATION OF TRUST.

            The Depositor hereby appoints the Trustee, as trustee of the Trust effective as of the Closing Date, to have all the rights, powers and duties set forth herein. The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Closing Date to serve as trustee pursuant to Section 11.07 and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners.

            2.05 EXPENSES OF THE TRUST.

            Such expenses of the Trust as are authorized to be paid hereunder, including (i) the Trustee Fee and (ii) all amounts owing to the Trustee on account of reimbursement of unanticipated out-of-pocket expenses and any indemnification owed to the Trustee (the amounts in this clause (ii), "Senior Trustee Expenses") shall be paid out of the Certificate Account in the priority set forth in Section 7.06(b)(i). The Trustee shall not be permitted to be reimbursed for any third-party expenses, other than as set forth in the preceding sentence, incurred by it for any custodial services required to be performed by it hereunder.

            2.06 OWNERSHIP OF THE TRUST.


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

            On the Closing Date, the ownership interests in the Trust shall be transferred as set forth in Section 4.02, such transfer to be evidenced by sale of the Certificates as described in Section 4.02. Thereafter, transfer of any ownership interest shall be governed by Article V of this Agreement.

            2.07 SITUS OF THE TRUST.

            It is the intention of the parties hereto that the Trust constitute a trust under the laws of the State of New York. The Trust will be created and administered in, and all Accounts maintained by the Trustee on behalf of the Trust will be located in, the State of New York. The Trust will not have any employees and will not have any real or personal property (other than such real or personal property acquired pursuant to Section 8.10) located in any state other than in the State of New York and payments will be received by the Trustee only in the State of New York and payments from the Trustee will be made only from the State of New York.

            2.08 THE MORTGAGE LOANS.

            The Mortgage Loans acquired by the Trust on the Closing Date and constituting a part of the Trust Estate shall be maintained by the Trustee.

            2.09 THE CERTIFICATES.

            Each Class of Certificates, other than the Class R Certificates, will consist of a unit comprising a REMIC II Interest (which will be designated as a regular interest).

            2.10 INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC STATUS.

            (a) In the event that either of REMIC I or REMIC II fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a Prohibited Transaction or contribution subject to taxation under the REMIC Provisions due to the willful misfeasance, bad faith or negligent performance by the Trustee of its duties and obligations specifically set forth herein, or by reason of the Trustee's reckless disregard of its obligations and duties hereunder, the Trustee shall indemnify the Trust against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting therefrom; provided, however, that the Trustee shall not be liable for any such Losses or portion thereof attributable to the action or inaction of any relevant Servicer, the Depositor, or the Holders of the Residual Certificates nor for any such Losses or portion thereof resulting from misinformation provided by the Holders of the Residual Certificates, any relevant Servicer, or the Depositor, on which the Trustee has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of successor Holders of the Residual Certificates at law or in equity.

            (b) In the event that either of REMIC I or REMIC II fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a prohibited transaction or contribution subject to taxation under the REMIC Provisions


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

due to the willful misfeasance, bad faith or negligent performance of the relevant Servicer in the performance of its duties and obligations set forth herein, or by reason of such Servicer's reckless disregard of its obligations and duties thereunder, such Servicer shall indemnify the Trust against any and all Losses resulting therefrom; provided, however, that such Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, any other Servicer, the Depositor, the Holder of the Residual Certificates nor for any such Losses resulting from misinformation provided by the Trustee, any other Servicer, the Depositor or the Holder of the Residual Certificates on which such Servicer reasonably has relied, nor any Losses occurring if the portion of the Trust portfolio serviced by such Servicer, if considered without regard to the remaining Mortgage Loans or REO Properties in the Trust, would not cause any of the events set forth above that cause Losses. The foregoing shall not be deemed to limit or restrict the rights and remedies of any successor Holder of the Residual Certificates at law or in equity.

                                  ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR
                    AND THE SERVICERS; REMEDIES UPON BREACHES

            3.01 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

            The Depositor hereby represents, warrants and covenants to the Trustee, the Servicers and the Owners that as of the Closing Date:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware. The Depositor has the power and authority to execute, deliver and perform its obligations under this Agreement and to enter into the transactions contemplated hereby under the laws of the State of Delaware.

            (b) The execution and delivery by the Depositor of this Agreement and the other Operative Documents to which it is a party and the performance and compliance with the terms hereof and thereof by the Depositor have been duly authorized by all required action on the part of the Depositor and will not violate the Depositor's constitutive documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

            (c) This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the


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

      other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

            (d) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Depositor is a party.

            (e) No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

            (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Depositor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

            (g) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part


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

      of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

            (h) Immediately prior to the sale, assignment, transfer and conveyance described in Section 3.04(a)(i), the Depositor will hold good title to, and be the sole owner of, the Mortgage Loans referred to therein free and clear of any liens, charges, mortgages, encumbrances or rights of others (other than liens which will be simultaneously released).

            (i) The Depositor has valid business reasons for entering into the transactions contemplated by this Agreement (including, without limitation, the sale of its interests in the Mortgage Loans and other assets in the Trust Estate to the Trustee).

            (j) The Depositor is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans and other assets in the Trust Estate, nor is the Depositor aware of any pending insolvency.

            (k) The sale, assignment, transfer and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

            (l) The Depositor is not transferring the Mortgage Loans and other assets in the Trust Estate to the Trustee with any intent to hinder, delay or defraud its creditors.

            (m) The Depositor received fair consideration and reasonably equivalent value in exchange for the sale, assignment, transfer and conveyance of its interests in the Mortgage Loans and other assets in the Trust Estate to the Trustee.

            It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Loans to the Trustee.

            3.02 REPRESENTATIONS AND WARRANTIES OF GMACM.

            GMACM hereby represents, warrants and covenants to the Trustee, the Depositor and the Owners that as of the Closing Date:

            (i) GMACM is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania and is in compliance with the laws of each state in which any Mortgaged Property related to a GMACM Mortgage Loan is located to the extent necessary, in its role as a Servicer, to perform its obligations hereunder.

            (ii) Neither the execution and delivery by GMACM of this Agreement, nor the


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

      consummation by it of the transactions contemplated hereby, nor the performance of and compliance by GMACM with the provisions hereof, will conflict with or result in a breach or violation of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, the organizational documents (its charter and by-laws) of GMACM, or any of the provisions of any Law binding on GMACM, or any of its properties, or any of the provisions of any indenture, mortgage, contract, instrument, or other document to which GMACM is a party or by which it is bound, or result in the creation or imposition of any lien, charge, or encumbrance upon any of its respective properties pursuant to the terms of any indenture, mortgage, contract, instrument, or other document. GMACM is not otherwise in violation of any Law, which violation, in GMACM's good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations hereunder, or the financial condition of GMACM.

            (iii) The execution and delivery by GMACM of this Agreement, the consummation of the transactions contemplated hereby, and the performance and compliance by GMACM with the terms hereof are within the powers of GMACM, and have been duly authorized by all necessary action on the part of GMACM. This Agreement has been duly executed and delivered by GMACM and, upon the due execution, authorization and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of GMACM, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law. GMACM has obtained all consents, approvals, authorizations, or orders, and made all registrations or qualifications with, any court or regulatory authority or other governmental body having jurisdiction over GMACM, which consent, approval, authorization, order, registration, or qualification is required for, and the absence of which would materially and adversely affect, the legal and valid execution, delivery, and performance of this Agreement by GMACM.

            (iv) GMACM possesses such certificates, authorizations, licenses, and permits issued by the appropriate state, federal, and foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except to the extent that the failure of GMACM to possess any such certificate, authorization, license or permit would not have a material adverse effect on the ability of GMACM to perform its obligations hereunder.

            (v) No litigation is pending or, to the best of GMACM's knowledge, threatened against it, which, if determined adversely to GMACM would prohibit GMACM from entering into this Agreement or, in the good faith and reasonable judgment of GMACM, is likely to materially and adversely affect either its ability to perform its obligations hereunder or the financial condition of GMACM. GMACM has no knowledge of any recent adverse financial condition or event


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

      with respect to itself that, in its good faith and reasonable judgment, is likely to materially and adversely affect its ability to perform its obligations hereunder.

            (vi) Each officer, director, employee, consultant and advisor of GMACM with responsibilities concerning the servicing and administration of the GMACM Mortgage Loans is covered by errors and omissions insurance and fidelity bond insurance in the amounts and with coverage consistent with Accepted Servicing Practices.

            (vii) GMACM is an entity that engages in the business of originating, acquiring or servicing mortgage loans, and is authorized to transact business in the state or states where the related mortgaged properties it is to service are situated and is a Fannie Mae-approved mortgage seller-servicer and/or a Freddie Mac-approved mortgage servicer. In addition, GMACM will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the GMACM Mortgage Loans or this Agreement, and to perform its duties hereunder. GMACM meets the equity and other eligibility requirements consistent with Accepted Servicing Practices.

            It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the Mortgage Loans to the Trustee.

            Upon discovery by any of GMACM, the Depositor, any Owner, or the Trustee (each, for purposes of this paragraph, a party) of a breach of any of the representations and warranties set forth in this Section 3.02 which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties. Within ninety (90) days of its discovery or its receipt of notice of breach, which ever is earlier, GMACM shall cure such breach in all material respects and, upon such Servicer's continued failure to cure such breach, may thereafter be removed by the Trustee pursuant to Section 8.17.

            3.03 REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES BY THE DEPOSITOR, SELLER OR AN ORIGINAL SELLER.

            (a) Breach by Depositor. Upon discovery by any of the Depositor, any Servicer, any Owner or the Trustee (each, for purposes of this paragraph, a "party") of a breach of any of the representations and warranties set forth in Section 3.01 or any of the representations and warranties made by the Depositor pursuant to Section 4 of the Sale and Warranties Agreement, which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties. Within ninety (90) days of its discovery or its respective receipt of notice of breach the Trustee shall exercise all rights it has under this Agreement, and, to the extent such breach also constitutes a breach of any of the representations and warranties set forth in Section 4 of the Sale and Warranties Agreement or any covenant set forth therein, the Trustee shall exercise all rights it would otherwise have available against


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

      Goldman Sachs Mortgage Company under Section 5(b) and 5(c) of the Sale and Warranties Agreement against the Depositor as if set forth under this
      Section 3.03 with respect to the Depositor.

            (b) Breach by the Seller or Original Seller. Upon discovery by any of the Depositor, any Servicer, any Owner or the Trustee (each, for purposes of this paragraph, a "party") of a breach by the Seller of any of the representations, warranties or covenants set forth in the Sale and Warranties Agreement or of a breach by an Original Seller of any of the representations, warranties or covenants set forth in any Assignment Agreement or any Sale Agreement, which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties. The Trustee, as assignee of all of the rights and interest of the Depositor in the Sale and Warranties Agreement and each Sale Agreement, shall take such action as shall be necessary to collect Indemnity Proceeds from the Seller or the applicable Original Seller, and to enforce and prosecute any and all other rights of the Depositor and its assignees under the Sale and Warranties Agreement or the Sale Agreement, as applicable, which rights shall include causing the Seller or applicable Original Seller, as applicable, to repurchase the relevant Mortgage Loans in accordance with the terms of the Sale and Warranties Agreement or applicable Sale Agreement, as applicable, and remit the Loan Purchase Price to the relevant Servicer for deposit in the related Collection Account, and (2) the Majority Class X Certificateholder, at its sole discretion, may on the next succeeding Remittance Date purchase such Mortgage Loan from the Trust at the Loan Purchase Price, which purchase price shall be delivered to the relevant Servicer for deposit in the applicable Collection Account. However, any such purchase at the option of the Majority Class X Certificateholder must occur within 90 days of the date of the Trustee's notice of the defect if the defect would prevent the Mortgage Loan from being a Qualified Mortgage, and no purchase of a Mortgage Loan that is not in default or for which no default is imminent shall be made unless the Majority Class X Certificateholder obtains for the Trustee a written opinion of independent counsel to the effect that such contemplated action is in compliance with the provisions of the Code relating to REMICs, is not a "prohibited transaction" within the meaning of Code Section 860F(a)(2) and will not prevent either Trust REMIC from qualifying as a REMIC addressed to and acceptable to the Trustee. In the event the Class X Certificateholder purchases a Mortgage Loan pursuant to the second preceding sentence, it shall be subrogated to the rights of the Trust against the applicable Seller in respect of the applicable breach of representation or warranty, other than rights to receive Indemnity Proceeds in respect of damages incurred by the Trust during the period when the Trust held the Mortgage Loan, which rights shall specifically be retained by the Trust. The Trustee shall execute and deliver to the Majority Class X Certificateholder such instruments delivered to the Trustee for execution as it may reasonably request in order to further the purposes of the preceding sentence.


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

            (c) In the event that any action taken by the Depositor pursuant to paragraph (a) or (b) above results in a Prohibited Transaction tax, the Trustee shall immediately notify the Depositor in writing thereof and the Depositor will, within 10 days of receiving notice thereof from the Trustee, deposit the amount due from the Trust with respect to such tax with the Trustee for the payment thereof, including any interest and penalties, in immediately available funds.

            (d) Without limiting its obligation to enforce each Sale Agreement in accordance with their respective terms, the Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition permitting the repurchase of any Mortgage Loan by the Depositor pursuant to this
      Article III or the eligibility of any Mortgage Loan for the purpose of this Agreement.

            3.04 CONVEYANCE OF THE MORTGAGE LOANS.

            (a) (i) On the Closing Date, pursuant to the "CONVEYANCE" clause on the first page hereof, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, without recourse (except as otherwise provided herein), all of its right, title and interest of every kind and nature whatsoever, whether now owned and existing or hereafter acquired or arising, in and to property constituting the Trust Estate. The transfer by the Depositor of the Mortgage Loans set forth on the Schedule of Mortgage Loans and the other assets in the Trust Estate to the Trustee is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Depositor for all purposes (including tax, reporting and accounting purposes).

            (ii) It is the express intent of the parties that the transfer and conveyance of the Trust Estate constitute a sale of the Mortgage Loans and other assets in the Trust Estate conveying good title thereto free and clear of any liens and encumbrances from the Depositor to the Trustee on behalf of the Trust and that the Mortgage Loans and other assets in the Trust Estate not be part of the Depositor's estate in the event of bankruptcy or insolvency or otherwise. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans and other assets in the Trust Estate conveyed by the Depositor to the Trustee on behalf of the Trust hereunder are held or otherwise determined to have been property of the Depositor or not to have been conveyed to the Trustee in an absolute sale, then (i) this Agreement shall also be deemed to be, and hereby constitutes, a security agreement within the meaning of Article 9 of the UCC; (ii) the conveyance hereunder by the Depositor of the Mortgage Loans set forth on the Schedule of Mortgage Loans and the other assets in the Trust Estate shall be deemed to be, and hereby constitutes, a grant by the Depositor to the Trustee of a first priority security interest in all of the Depositor's right, title and interest in and to such Mortgage Loans and other assets; (iii) the possession by the Trustee or any of its bailees or agents of items of property that constitute goods, instruments, money, negotiable


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      documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law; and (v) the obligations secured by the first priority security interest described in clause (ii) above shall be deemed to include any and all obligations of the Depositor to the Trustee and any and all obligations of the Trustee to the Owners and other Persons pursuant to this Agreement and the other Operative Documents, including any obligation to remit the principal of and interest on the Certificates to the Owners as and when due and any obligation to distribute or remit any other fees, costs, expenses and other amounts required to be distributed or paid under this Agreement or any of the other Operative Documents. Any assignment or other transfer of the rights of the Trustee under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor covenants that, to the extent consistent with this Agreement, it will take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement and the other Operative Documents. The Depositor also covenants not to pledge, assign or grant a security interest in any of the Mortgage Loans to any third party.

            (b) In connection with the transfer and assignment of the Mortgage Loans, the Depositor agrees to deliver, or cause to be delivered, without recourse to the Custodian on the Closing Date with respect to each such Mortgage
Loan:

            (i) The original Mortgage Note endorsed, "Pay to the order of [ ] without recourse" and signed in the name of the last endorsee by an authorized officer; or in the case of a missing Mortgage Note, a Lost Note Affidavit in blank together with a true and correct copy of the original Mortgage Note. The Mortgage Note shall include all intervening original endorsements showing a complete chain of title from the originator to the last endorsee;

            (ii) To the extent executed in connection with the related Mortgage Loan, an original power of attorney, or photocopy thereof certified by a Governmental Authority with evidence of recording noted thereon if recordation is required to maintain the lien of the Mortgage or if the document to which such power of attorney relates is required to be recorded, or if recordation is not so required, the original, a certified photocopy or a photocopy of such certified photocopy of any such power of attorney;

            (iii) To the extent executed in connection with the related Mortgage Loan, the original or a photocopy of any personal endorsement or guaranty agreement;


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

            (iv) The original or a photocopy of the original recorded Mortgage (together with a standard adjustable rate mortgage rider, if the Mortgage Loan is an Adjustable Rate Mortgage Loan), with evidence of recording thereon; provided, however, if the original recorded Mortgage is not available because it has been delivered to the applicable recording office, the Depositor shall deliver a legible photocopy of the Mortgage pending recording, certified by the Seller, in lieu of the original recorded Mortgage, and evidence of recording shall be provided in case of any and all original Mortgages or photocopies thereof certified by the Seller; provided, further, if the original Mortgage is available but has not been recorded, the Seller shall deliver a legible photocopy of the original Mortgage, certified by the Seller as a true and correct copy of the original Mortgage (or a photocopy of such certified copy), and shall promptly record such Mortgage in the applicable recording office at the expense of the Depositor;

            (v) Except with respect to each MERS Designated Mortgage Loan, the original executed assignment of each Mortgage from the Seller, in blank, which assignment shall be in form and substance acceptable for recording. In the event that the Mortgage Loan was acquired by the Seller in a merger or in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by "[Seller Name], successor in interest to [name of originator or other entity to which the Mortgage has been assigned]" or "[Seller Name], successor in interest to [name of originator or other entity to which the Mortgage Note was endorsed]", as the case may be;

            (vi) The original policy of title insurance or a copy thereof, if any (or a preliminary title report, binder or other material described on Exhibit B or Exhibit B-1, as applicable, of the relevant Sale Agreement if the original title insurance policy has not been received from the title insurance company);

            (vii) Originals of any intervening assignments of the Mortgage, with evidence of recording thereon, necessary to show a complete chain of title from the original mortgagee to the Seller (or MERS with respect to each MERS Designated Mortgage Loan); provided, however, if the original recorded assignments of the Mortgage are not available because they have been delivered to the applicable recording office, the Depositor may deliver a legible photocopy of the assignments of the Mortgage pending recording, certified by the Seller (or a photocopy of such certified copy), in lieu of the original recorded assignment of the Mortgage, and evidence of recording shall be provided in case of any and all original assignments of the Mortgage or photocopies thereof certified by the Seller; provided, further, if the original assignments of the Mortgage are available but have not been recorded, the Seller shall deliver a legible photocopy thereof, certified by the Seller as a true and correct copy of the original assignments of the Mortgage (or a photocopy of such certified copy), and shall promptly record such assignments in the applicable recording office at its expense; and


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

            (viii) Originals of all assumption, modification and substitution agreements, if any, or certified copies thereof (or a photocopy containing the same), in either case with evidence of recording noted thereon if recordation is required to maintain the lien of the Mortgage or is otherwise required by applicable Law.

                  (c) The parties acknowledge and agree that, after the transfers described in subsections (a)(i) and (a)(ii) of this Section 3.04, ownership of the entire Trust Estate (including all of the Mortgage Loans and other assets included therein) shall be vested solely and exclusively in the Trustee on behalf of the Trust. Accordingly, the Depositor hereby agrees that it shall take no action inconsistent with the Trustee's ownership, on behalf of the Trust, of the Trust Estate and shall indicate or shall cause to be indicated in its books and records (including any books and records held on its behalf) that ownership of the Trust Estate (including all of the Mortgage Loans and other assets included therein) is held by the Trustee on behalf of the Trust. In addition, the Depositor hereby agrees that it shall respond to any inquiries from third parties with respect to ownership of such assets by stating that it is not the owner of such assets and that ownership of such assets is held by the Trustee on behalf of the Trust.

                  (d) If any Mortgage has been recorded in the name of MERS, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the applicable Servicer shall take all reasonable actions as are necessary at the expense of the Depositor to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            3.05 ACCEPTANCE BY TRUSTEE; CERTIFICATION BY TRUSTEE.

            By the Closing Date, the Custodian shall review all documents delivered to it in accordance with the provisions hereof, and shall deliver to the Depositor, the Trustee and the Servicers an initial custodial certification (the "Initial Certification") in the form attached as Exhibit B hereto. The Custodian shall have examined each of the documents or copies thereof presented to the Custodian in each Custodial File pursuant to this Agreement. Based upon such review, the Custodian shall determine with respect to each Custodial File whether: (i) all documents purporting to be those instruments described in
Section 3.04(b)(i) though (viii) or Section 3.04(c) and the related reference to the Mortgage Loan in the Schedule of Mortgage Loans (and which are determinable from an examination of the documents or copies thereof in the Custodial File) are in its possession; (ii) such instruments have been reviewed by the Custodian and appear regular on their face and are related to the Mortgage Loan referenced; and (iii) based on its examination of the Mortgage Note, the Mortgage and the information set forth in the Schedule of Mortgage Loans respecting such Mortgage Loan accurately reflects the information set forth in the documents contained in the Custodial File declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definitions of Trust Estate and delivered to the Custodian on behalf of the Trustee, as Trustee in trust upon and subject to the conditions


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

set forth herein for the benefit of the Owners. The Trustee agrees, for the benefit of the Owners, to review or cause the Custodian to review such items within ninety (90) days after the Closing Date (or, with respect to any document delivered after the Closing Date, within ninety (90) days of receipt and cause the Custodian to deliver to the Depositor and the applicable Servicer a certification (an "Interim Certification") to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Interim Certification as not covered by such Interim Certification), (i) all documents or copies or images required to be delivered to it pursuant to Section 3.04(b)(i) and each original Contract are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans accurately reflects the information set forth in the Custodial File. Neither the Trustee nor the Custodian shall have any responsibility for reviewing any Custodial File except as expressly provided in this Section 3.05(a). Without limiting the effect of the preceding sentence, in reviewing any Custodial File, neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded. Neither the Trustee nor the Custodian shall be under any duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

            If the Custodian during such ninety (90) day period finds any document constituting a part of a Custodial File which is not executed, has not been received, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform to the description thereof as set forth in the Schedule of Mortgage Loans, the Custodian shall be required to promptly so notify the Trustee, the Depositor, the applicable Servicer and the related Seller. In performing any such review, the Custodian may conclusively rely as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the items delivered, or caused to be delivered, by the Depositor pursuant to
Section 3.04(b) and (c) is limited solely to confirming that the documents listed in Section 3.04(b) and (c) have been executed and received, relate to the Custodial Files identified in the Schedule of Mortgage Loans and conform to the description thereof in the Schedule of Mortgage Loans. The Trustee shall enforce the relevant provisions of the Sale and Warranties and applicable Sale Agreement against the Seller or the related Original Seller, as applicable, in order to remedy a material defect in a document constituting part of a Custodial File delivered, or caused to be delivered, by the Depositor


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

of which it is so notified. If, however, within ninety (90) days after the Trustee's notice to it respecting such defect the applicable Seller or the Depositor (depending on the Mortgage Loan to which such defect relates) has not remedied the defect and the defect materially and adversely affects the interest of the Owners in the related Mortgage Loan either (i) the Trustee shall enforce and prosecute all of the rights of the Depositor under the related Sale Agreement against the Original Seller or of the Depositor under the Sale and Warranties Agreement against the Seller, as the case may be, and (ii) the Majority Class X Certificateholder may, at its sole discretion, on the next succeeding Remittance Date purchase such Mortgage Loan as set forth in Section 3.03(b).

            In addition to the foregoing, the Trustee also agrees to cause the Custodian to make a review during the six-month period after the Closing Date and deliver to the Depositor, the applicable Servicer and the Trustee indicating the current status of the exceptions previously indicated on the Initial Certification (the "Final Certification"). After delivery of the Final Certification, the Trustee (and the applicable Servicer, to the extent required by Section 8.03(c)) shall cause the Custodian to monitor and upon request from the Depositor provide no less frequently than monthly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

            3.06 NONQUALIFIED MORTGAGE LOAN In the event that the Trustee discovers that a Mortgage Loan is not a qualified Mortgage within the meaning of the REMIC Provisions on the Closing Date, and such defect is not cured prior to the 75th day following the discovery or receipt of notice of such failure to qualify, GMACM, on behalf of the Trustee shall use reasonable efforts to cause such Mortgage Loan if it is a GMACM Mortgage Loan, to be sold or otherwise removed from the Trust on or prior to the 90th day after its initial discovery or receipt of notice of such situation.

                                   ARTICLE IV

                        ISSUANCE AND SALE OF CERTIFICATES

            4.01 ISSUANCE OF CERTIFICATES.

            On the Closing Date, upon the Trustee's receipt from the Depositor of an executed authentication and delivery order, the Trustee shall execute, authenticate and deliver the Certificates on behalf of the Trust.

            4.02 SALE OF CERTIFICATES.

            At 11:00 a.m. New York City time on the Closing Date (the "Closing"), at the offices of Thacher Proffitt & Wood, 11 West 42nd Street, New York, New York 10036 (or at such other location acceptable to the Depositor), the Depositor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto described in Section 3.04(a)(i) to the Trustee, and the Trustee will deliver (i) to


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

the Underwriter, the Class A-1 Certificates, the Class M Certificates and the Class B Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co., or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Depositor, (ii) to the Underwriter, the Class X Certificates with a Percentage Interest equal to 100% and (iii) to the Underwriter, the Class R Certificates with a Percentage Interest equal to 99.99%. The Trustee shall retain a Class R Certificate evidencing a 0.01% Percentage Interest.

                                   ARTICLE V

                                THE CERTIFICATES

            5.01 THE CERTIFICATES.

            The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in Section 2.10 of this Agreement.

            The Depositor hereby directs the Trustee to register the Class X Certificates and the Class R Certificate evidencing a 100% Percentage Interest in the name of the Underwriter.

            Subject to Section 10.04 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Trustee or (y), in the event that no wire instructions are provided to the Trustee, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Register.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered


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

hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any Affiliate thereof.

            The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

            5.02 REGISTER; REGISTRATION OF TRANSFER AND EXCHANGE OF
CERTIFICATES.

            (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

            At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Trustee in writing of the affiliated status of the transferee. The Trustee shall have no liability regarding the lack of notice with respect thereto.

            No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but the Registrar or the Trustee payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

            (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer of a Private Certificate which is a Private Certificate is to be made in reliance upon an exemption from the


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

Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Trustee a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) in the case of the Class X Certificates, there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel addressed to the Trustee that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Private Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicers shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and the Servicers against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, (ii) in the case of an ERISA-Restricted Certificate other than a Residual Certificate or a Class X Certificate that has been the subject of an ERISA-Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the conditions of Sections I and III of PTCE 95-60 have been satisfied or (iii) in the case of any such ERISA-Restricted Certificate other than a


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

Residual Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and the Servicer, which Opinion of Counsel shall not be an expense of the Trustee, the Servicers or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate are permissable under applicable law will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or similar violation of Similar Law and will not subject the Trustee or the Servicers to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect and the purported beneficial owner shall indemnify and hold harmless the Depositor, the Trustee, the Servicers and the Trust from and against any and all liabilities, claims, costs or expenses incurred by the parties as a result of that acquisition or holding.

            The Class R Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:


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

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee;

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit G;

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this
      Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate; and

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.


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            The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel addressed to the Trustee, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee or the Servicer, to the effect that the elimination of such restrictions will not cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual
Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel addressed to the Trustee and furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

            (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

            (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Owners.

            All transfers by Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities


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as Depository, and (ii) the Depositor is unable to locate a qualified successor, or (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicers, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder;
provided, that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

            5.03 MUTILIATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Servicers and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            5.04 PERSONS DEEMED OWNERS.

            The Servicers, the Trustee, the Depositor and any agent of the Servicers, the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Servicers, the Trustee, the Depositor nor any agent of the Servicers, the Depositor or the Trustee shall be affected by any notice to the contrary.


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            5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or any Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            5.06 MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Dallas, Texas where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its office located at 2001 Bryan Street, 9th Floor, Dallas, Texas 75201 for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI

                                    COVENANTS

            6.01 DISTRIBUTIONS.

            On each Distribution Date, the Trustee shall withdraw amounts from the Certificate Account and make the distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement. Such distributions shall be made (i) by check or draft mailed or wire transfer on each Distribution Date or (ii) if requested by any Owner of (A) a Certificate having an initial Certificate Balance of not less than $1,000,000 or
(B) a Class X Certificate or Residual Certificate having a Percentage Interest of Certificate of not less than 10% in writing not later than one Business Day prior to the applicable Record Date (which request does not have to be repeated unless it has been withdrawn), to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Distribution Date, in each case to each Owner of record on the immediately preceding Record Date.

            6.02 MONEY FOR DISTRIBUTIONS TO BE HELD IN TRUST; WITHHOLDING.


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            (a) All payments of amounts due and payable with respect to any
Certificate that are to be made from amounts withdrawn from the Certificate Account shall be made by and on behalf of the Trustee, and no amounts shall be withdrawn from the Certificate Account for payments of Certificates except as provided in this Section 6.02.

            (b) Whenever the Depositor has appointed one or more Paying Agents pursuant to Section 12.15, the Trustee will, on the Business Day immediately preceding each Distribution Date, deposit with such Paying Agents in immediately available funds an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Certificate Account for the Class to which such amounts are due), such sum to be held in trust for the benefit of the Owners entitled thereto.

            (c) The Depositor may at any time direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            (d) The Depositor shall require each Paying Agent, including the Trustee on behalf of the Trust, to comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

            (e) Any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Certificate and remaining unclaimed by the Owner of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Owners of the Class R Certificates; and the Owner of such Certificate shall thereafter, as an unsecured general creditor, look only to the Owners of the Class R Certificates for payment thereof (but only to the extent of the amounts so paid to the Owners of the Class R Certificates) and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent before being required to make any such payment, may, at the expense of the Trust, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Owners of the Class R Certificates. The Trustee shall, at the direction of the Depositor, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Registrar, the Trustee or any Paying Agent, at the last address of record for each such Owner).


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            6.03 PROTECTION OF TRUST ESTATE.

            (a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners and, at the request of the Depositor, will from time to time execute and deliver all such supplements and amendments hereto pursuant to
Section 12.14 and all instruments of further assurance and other instruments, and will take such other action upon such request from and at the expense of the Depositor or GMACM, to:

            (i) more effectively hold in trust all or any portion of the Trust Estate;

            (ii) perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

            (iii) enforce any of the Mortgage Loans, Sale and Warranties Agreement or the Sale Agreements (other than expenses incurred in connection with the custody and delivery of the Mortgage Loan Documents which shall be borne by the Trustee); or

            (iv) preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

            The Trustee shall send copies of any request to take any action pursuant to this Section 6.03 to the other parties hereto.

            (b) The Trustee shall have the power to enforce, and shall enforce the obligations and rights of the other parties to this Agreement, the obligations of the Original Sellers under the Sale Agreements, the Depositor under Section 3.03(a) of this Agreement and the Seller under the Sale and Warranties Agreement; in addition, the Owners, by action, suit or proceeding at law or equity, shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners as such rights are set forth in this Agreement; provided, however, that nothing in this Section 6.03 shall require any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and
(ii) when required by this Agreement, have been requested by the Owners of a majority of the Percentage Interests represented by the Certificates then Outstanding or, if there are no longer any Offered Certificates then outstanding, by such majority of the Percentage Interests represented by the Class R Certificates.

            (c) The Trustee shall execute any instrument required pursuant to this Section 6.03 so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties, or adversely affect its rights and immunities hereunder.

            6.04 PERFORMANCE OF OBLIGATIONS.

            The Trustee will not take any action that would release any Person from any of such Person's covenants or obligations under any instrument or document relating


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to the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

            The Trustee may contract with other Persons to assist it in performing its duties hereunder pursuant to Section 11.02(g).

            6.05 NEGATIVE COVENANTS.

            The Trustee, to the extent of its duties hereunder, will not consent to the Trust or cause the Trust to:

            (i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

            (ii) claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

            (iii) incur, assume or guaranty any indebtedness of any Person;

            (iv) dissolve or liquidate in whole or in part, except pursuant to
      Article X hereof;

            (v) (A) cause or consent to an action which causes the validity or effectiveness of this Agreement to be impaired, or permit any Person to be released from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

            (vi) permit either Trust REMIC to accept a prohibited contribution or engage in a prohibited transaction pursuant to the REMIC Provisions; or

            (vii) take any action that could cause either Trust REMIC to fail to qualify as such, or omit to take any action within the scope of its duties necessary to preserve the status of either Trust REMIC.


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            6.06 NO OTHER POWERS.

            The Trustee will not permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.03.

            6.07 LIMITATION OF SUITS. No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, the Sale and Warranties Agreement or the Sale Agreements or for the appointment of a receiver or trustee of the Trust, or for any other remedy with respect to an Event of Default hereunder, unless:

            (i) such Owner has previously given written notice to the Depositor, and the Trustee of such Owner's intention to institute such proceeding;

            (ii) the Owners of not less than 25% of the Percentage Interests represented by the Class A-1, Class M, Class B or Class X Certificates then Outstanding or, if there are no Class A-1, Class M, Class B or Class X Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class R Certificates, shall have made written request to the Trustee to institute such proceeding in its own name as Trustee establishing the Trust;

            (iii) such Owner or Owners have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (iv) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; and

            (v) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Owners of a majority of the Percentage Interests represented by the Class A-1, Class M, Class B or Class X Certificates or, if there are no Class A-1, Class M, Class B or Class X Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

            In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates and each conforming to paragraphs (i) through (v) of this Section 6.07, the Trustee will act at the direction of Owners holding the greater amount of Certificates. If the Trustee receives conflicting or inconsistent


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requests and indemnity from two or more groups of Owners representing an equal amount of Outstanding Certificates, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Agreement and the Trustee shall not be liable for any action taken pursuant to this Section 6.07.

            6.08 UNCONDITIONAL RIGHTS OF OWNERS TO RECEIVE DISTRIBUTIONS.

            Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

            6.09 RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Trustee or the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            6.10 DELAY OR OMISSION NOT WAIVER.

            No delay of the Trustee or any Owner of any Certificate to exercise any right or remedy under this Agreement with respect to any event described in
Section 8.17 shall impair any such right or remedy or constitute a waiver of any such event or any acquiescence therein. Every right and remedy given by this
Article VI or by law to the Trustee or the Owners, may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or the Owners, as the case may be.

            6.11 CONTROL BY DEPOSITOR OR OWNERS.

            The Owners of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding, or, if there are no longer any Offered Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class R Certificates then Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.03 hereof, provided that:

            (i) such direction shall not be in conflict with any rule of law or with this Agreement;


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            (ii) the Trustee shall have been provided with indemnity
      satisfactory to it; and

            (iii) the Trustee may take any other action deemed proper by the Trustee, as the case may be, which is not inconsistent with such direction; provided, however, that neither the Trustee nor the Depositor, as the case may be, need take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

            6.12 INDEMNIFICATION.

            The Depositor agrees to indemnify and hold the Servicers, the Trustee and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that any Servicer, the Trustee and any Owner may sustain in any way related to the failure of the Depositor to perform its duties in compliance with the terms of this Agreement. The Depositor shall immediately notify the Servicers, the Trustee and each Owner if such a claim is made by a third party with respect to this Agreement, and the Depositor shall assume (with the consent of the Trustee or the related Servicer, as applicable) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against a Servicer, the Trustee and/or any Owner in respect of such claim. The provisions of this Section 6.12 shall survive the termination of this Agreement, the termination or resignation of a Servicer or the Trustee and the payment of the outstanding Certificates.

                                  ARTICLE VII

                       PAYMENTS TO THE CERTIFICATEHOLDERS

            7.01 ESTABLISHMENT OF CERTIFICATE ACCOUNT; DEPOSITS IN CERTIFICATE ACCOUNT; PERMITTED WITHDRAWALS FROM CERTIFICATE ACCOUNT.

            (a) No later than the Closing Date, the Trustee will establish and maintain a trust account, in its name and for the benefit of Certificateholders, which shall not be interest bearing, titled "JPMorgan Chase Bank, as Trustee, in trust for the holders of GSRPM Mortgage Loan Trust 2003-2 Certificate Account," (the "Certificate Account").

            (b) The Trustee shall promptly upon receipt, deposit into the Certificate Account and retain therein the Remittance Amount received from each Servicer.

            (c) Amounts on deposit in the Certificate Account shall be withdrawn on each Distribution Date by the Trustee, or the Paying Agent on its behalf, to effect the applicable distributions described in Section 7.06(b).


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            7.02 RESERVED.

            7.03 RESERVED.

            7.04 INVESTMENT OF ACCOUNTS.

            (a) Amounts on deposit in the Certificate Account shall be held uninvested. Amounts on deposit in the Collection Account established by GMACM may be invested by GMACM in Eligible Investments, and all such investments shall mature on or before the next Remittance Date. All income or other gain from investments in the Collection Account maintained by GMACM shall be for the account of GMACM. Any loss resulting from any such investments shall be for the account of GMACM and promptly upon the realization of such loss GMACM shall contribute funds in an amount equal to such loss to the Collection Account.

            7.05 ELIGIBLE INVESTMENT.

            The following are "Eligible Investments":

            (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (b) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

            (c) repurchase obligations with respect to any security described in clause (a) above entered into with a Depository Institution (acting as principal);

            (d) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;


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            (f) units of money market funds, including money market funds advised by the Depositor or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

            (g) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies (without regard to the Certificate Insurance Policy) as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

      provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

            7.06 PRIORITY AND SUBORDINATION OF DISTRIBUTIONS.

            (a) (1)(A) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Certificates (in respect of the Class R-I Interest), as the case may be:

            (i) first, to the Holders of REMIC I Regular Interest LT-RI-Countrywide and REMIC I Regular Interest LT-RI-Wells in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates, and then to Holders of REMIC I Regular Interest LT-AA, REMIC I Regular Interest LT-A1, REMIC I Regular Interest LT-M1, REMIC I Regular Interest LT-M2, REMIC I Regular Interest LT-B1, REMIC I Regular Interest LT-B2, REMIC I Regular Interest LT-B3 and REMIC I Regular Interest LT-ZZ, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC I Regular Interest LT-ZZ shall be reduced and deferred when the REMIC I Overcollateralized Amount is less than the REMIC I Overcollateralization Target Amount, by the lesser of (x) the amount of such difference and (y) the REMIC I Regular Interest LT-ZZ Maximum Interest Deferral Amount and such amount will be payable to the Holders of REMIC I Regular Interest LT-A1, REMIC I Regular Interest LT-M1, REMIC I Regular Interest LT-M2, REMIC I Regular Interest LT-B1, REMIC I Regular Interest LT-B2 and REMIC I Regular Interest LT-B3 in the same proportion as the Excess Subordinated Amount is allocated to the Corresponding Certificates;


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            (ii) second, to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Funds for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

                  (a) to the Holders of REMIC I Regular Interest LT-AA, 98.00%
            of such remainder (other than amounts payable under clause (d) below), until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero;

                  (b) to the Holders of REMIC I Regular Interest LT-A1, REMIC I
            Regular Interest LT-M1, REMIC I Regular Interest LT-M2, REMIC I Regular Interest LT-B1, REMIC I Regular Interest LT-B2, and REMIC I Regular Interest LT-B3, 1.00% of such remainder (other than amounts payable under clause (d) below), in the same proportion as principal payments are allocated to the Corresponding Certificates, until the Uncertificated Principal Balances of such REMIC I Regular Interests are reduced to zero;

                  (c) to the Holders of REMIC I Regular Interest LT-ZZ, 1.00% of
            such remainder (other than amounts payable under clause (d) below), until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero; and

                  (d) any remaining amount to the Holders of the Class R
            Certificates (in respect of the Class R-I Interest).

            (b) On each Distribution Date, after payment of the Trustee Fee, any Senior Trustee Expenses then due and the Retained Interest for such Distribution Date, the Trustee shall withdraw from the Certificate Account the Available Distribution Amount for REMIC II to make the distribution thereof in the following order of priority:

            (i) to make payments in respect of interest to the Certificates in the following amounts and order of priority;

                  (A) to the Class A-1 Certificates, the Accrued Certificate Interest and any unpaid Accrued Certificate Interest from the prior Distribution Date allocable to the Class A-1 Certificates;

                  (B) to the Class M-1 Certificates, the Accrued Certificate Interest allocable to the Class M-1 Certificates;

                  (C) to the Class M-2 Certificates, the Accrued Certificate Interest allocable to the Class M-1 Certificates;


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                  (D) to the Class B-1 Certificates, the Accrued Certificate
      Interest allocable to the Class B-1 Certificates;

                  (E) to the Class B-2 Certificates, the Accrued Certificate Interest allocable to the Class B-2 Certificates; and

                  (F) to the Class B-3 Certificates, the Accrued Certificate Interest allocable to the Class B-3 Certificates.

            (ii) on each Distribution Date (x) prior to the Stepdown Date or (y) on which a Trigger Event is in effect, to Holders of the related Class or Classes of Certificates then entitled to distributions of principal after making distributions pursuant to clauses (i) and (ii) above, to the extent of the Principal Distribution Amount, in the following amounts and order of priority:

                  (A) to the Class A-1 Certificates until the Certificate Balance thereof has been reduced to zero;

                  (B) to the Class M-1 Certificates, until the Certificate Balance of thereof has been reduced to zero;

                  (C) to the Class M-2 Certificates, until the Certificate Balance of thereof has been reduced to zero;

                  (D) to the Class B-1 Certificates, until the Certificate Balance of thereof has been reduced to zero;

                  (E) to the Class B-2 Certificates, until the Certificate Balance of thereof has been reduced to zero;

                  (F) to the Class B-3 Certificates, until the Certificate Balance of thereof has been reduced to zero;

            (iii) on each Distribution Date (x) on or after the Stepdown Date or
(y) on which a Trigger Event is not in effect, to Holders of the related Class or Classes of Certificates then entitled to distributions of principal after making distributions pursuant to clauses (i) and (ii) above, to the extent of the Principal Distribution Amount, in the following amounts and order of priority:

                  (A) to the Class A-1 Certificates the lesser of (x) Principal Distribution Amount and (y) the Class A-1 Principal Distribution Amount, until the Certificate Balance thereof has been reduced to zero;


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                  (B) to the Class M-1 Certificates, the lesser of (x) the
      remaining Principal Distribution Amount and (y) the Class M-1 Principal Distribution Amount, until the Certificate Balance thereof has been reduced to zero;

                  (C) to the Class M-2 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class M-2 Principal Distribution Amount, until the Certificate Balance thereof has been reduced to zero;

                  (D) to the Class B-1 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B-1 Principal Distribution Amount, until the Certificate Balance of thereof has been reduced to zero;

                  (E) to the Class B-2 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B-2 Principal Distribution Amount, until the Certificate Balance of thereof has been reduced to zero;

                  (F) to the Class B-3 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B-3 Principal Distribution Amount, until the Certificate Balance of thereof has been reduced to zero;

            (iv) on each Distribution Date, the Net Monthly Excess Cash Flow (or, in the case of clause (A) below, the Net Monthly Excess Cash Flow exclusive of any Excess Subordinated Amount) shall be distributed as follows:

                  (A) to the Holders of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount which shall be included in the Principal Distribution Amount payable to such Holders;

                  (B) to the Class M-1 Certificates, the Unpaid Interest Amount allocable to the Class M-1 Certificates;

                  (C) to the Class M-2 Certificates, the Unpaid Interest Amount allocable to the Class M-2 Certificates;

                  (D) to the Class B-1 Certificates, the Unpaid Interest Amount allocable to the Class B-1 Certificates;

                  (E) to the Class B-2 Certificates, the Unpaid Interest Amount allocable to the Class B-2 Certificates;

                  (F) to the Class B-3 Certificates, the Unpaid Interest Amount allocable to the Class B-3 Certificates;


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                  (G) to the Reserve Fund from amounts otherwise payable to the
      Class X Certificates, and then from the Reserve Fund to pay the Basis Risk Carry Forward Amounts allocable to the Class A-1 Certificates, the Class M Certificates and the Class B Certificates in the same order of priority in which Accrued Certificate Interest is allocated among such Certificates;

            (v) to pay Trust Expenses to the applicable party;

            (vi) to pay to the Class X Certificates, the Accrued Certificate Interest and the Overcollateralization Reduction Amount for such Distribution Date;

            (vii) to pay to the Holder of the Class R Certificates, any amount remaining in REMIC II.

            (c) All distributions made to the Certificateholders on each Distribution Date will be made on a pro rata basis among the Certificateholders of the respective Class of record on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall, except for the final payment on such Certificates, be made either (x) by wire transfer of immediately available funds to the account of such Certificateholder as shall appear on the Register without the presentation or surrender of the Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor as directed by the Certificateholder in writing or (y) in the event that no wire instructions are provided to the Trustee, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Register.

            (d) On each Distribution Date, the Trustee shall also make the following distributions: (i) to the Class X Certificateholders, all Prepayment Penalties received by the Trustee on the related Remittance Date and identified to it by the related Servicer as such and (ii) to the Depositor, the Retained Interest for such Distribution Date. The Depositor hereby assigns all of its right, title and interest in and to the Retained Interest to Goldman Sachs Mortgage Company and hereby directs the Trustee to make all payments of the Retained Interest at the direction of Goldman Sachs Mortgage Company.

            7.07 Allocation of Realized Losses

            (a) If on any Distribution Date, after giving effect to all distributions of principal as described above, the aggregate Certificate Balances of the Certificates, other than the Class X and Class R Certificates, exceeds the sum of the aggregate Stated Principal Balance of the mortgage loans for such Distribution Date (such excess the "Realized Loss Amount"), the Realized Loss Amount for such Distribution Date shall be applied to reduce the Certificate Balances of the Certificates as follows: first, to the Class B-3 Certificates, until the Certificate Balance thereof has been reduced to zero; second, to the Class B-2 Certificates, until the Certificate Balance thereof has been reduced to zero; third, to the Class B-1 Certificates, until the Certificate Balance thereof has


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been reduced to zero; fourth, to the Class M-2 Certificates, until the
Certificate Balance thereof has been reduced to zero; and fifth, to the Class M-1 Certificates, until the Certificate Balance thereof has been reduced to zero. The Realized Loss Amount to be allocated to the Certificate Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Balance of any Class of Certificates shall be to the Certificate Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Loss Amount, in each case to be allocated to such Class of Certificates, on such Distribution Date.

            All Realized Loss Amounts allocated to a Class of Certificates hereunder will be allocated among the, Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

            (b) All Realized Losses on the Mortgage Loans shall be allocated by the Trustee on each Distribution Date to the following REMIC I Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC I Regular Interest LT-AA and REMIC I Regular Interest LT-ZZ up to an aggregate amount equal to the REMIC I Interest Loss Allocation Amount, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC I Regular Interest LT-AA and REMIC I Regular Interest LT-ZZ up to an aggregate amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC I Regular Interest LTAA, REMIC I Regular Interest LT-B3 and REMIC I Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest LT-B3 has been reduced to zero; fourth to the Uncertificated Principal Balances of REMIC I Regular Interest LTAA, REMIC I Regular Interest LT-B2 and REMIC I Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest LT-B2 has been reduced to zero; fifth to the Uncertificated Principal Balances of REMIC I Regular Interest LT-AA, REMIC I Regular Interest LT-B1 and REMIC I Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest LT-B1 has been reduced to zero; sixth to the Uncertificated Principal Balances of REMIC I Regular Interest LT-AA, REMIC I Regular Interest LT-M2 and REMIC I Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest LT-M1 has been reduced to zero; and seventh, to the Uncertificated Principal Balances of REMIC I Regular Interest LT-AA, REMIC I Regular Interest LT-M1 and REMIC I Regular Interest LT-ZZ, 98%, 1% and 1%, respectively, until the Uncertificated Balance of REMIC I Regular Interest LT-M1 has been reduced to zero.

            7.08 STATEMENTS.

            (a) Based solely upon the information provided to it by the Servicers pursuant to Section 7.08(d) hereof, not later than each Distribution Date, the Trustee shall make available on its website initially located at www.jpmorgan.com/sfr to the Depositor,


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each Owner, the Servicers and the Rating Agencies a statement setting forth the following information:

            (i) the aggregate amount on deposit in the Certificate Account on such Distribution Date;

            (ii) the Accrued Certificate Interest, Unpaid Interest Amount, if any, the Basis Risk Carry Forward Amount, if any, and the Principal Distribution Amount, with respect to each Class individually, all Classes of the Offered Certificates in the aggregate, all Classes of Class M Certificates in the aggregate and all Classes of Class B Certificates in the aggregate;

            (iii) the Pass-Through Rate for each Class of Certificates applicable to the related Accrual Period and LIBOR applicable to the Certificates with respect to such Distribution Date;

            (iv) reserved;

            (v) the Certificate Balance of the Class A-1 Certificates and each Class of Class M Certificates and Class B Certificates, the aggregate amount of the interest and principal of each Class of Offered Certificates to be paid on such Distribution Date and the remaining Certificate Balance of each Class of Offered Certificates following any such payment;

            (vi) the amount, if any, of any Realized Losses for the related Due Period in the aggregate, the amount of Applied Realized Loss Amounts to each Class of Offered Certificates on such Distribution Date and the amount of Cumulative Realized Losses as of the last day of the related Due Period;

            (vii) reserved;

            (viii) the amount of the distribution with respect to each Class of Offered Certificates (based on a Certificate in the original principal amount of $1,000);

            (ix) the amount of such distribution allocable to principal of the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments, Loan Purchase Price amounts or other recoveries of principal included therein;

            (x) the amount of such distribution allocable to interest on the Mortgage Loans (based on a Certificate in the original principal amount of $1,000);

            (xi) the principal amount, if any, of each Class of the Offered Certificates (based on a Certificate in the original principal amount of $1,000) which will be outstanding after giving effect to any payment of principal on such Distribution Date;


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            (xii) the aggregate Pool Balance of all Mortgage Loans, as of the last day of the related Due Period;

            (xiii) based upon information furnished by the Depositor such information as may be required by Section 6049(d)(7)(C) of the Code to assist the Certificateholders in computing their market discount;

            (xiv) the weighted average interest rate of the Mortgage Loans;

            (xv) the weighted average remaining term of the Mortgage Loans;

            (xvi) the number and principal amounts of the Mortgage Loans that were 60 days or more Delinquent for each of the preceding three months as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

            (xvii) such other information as the Depositor may reasonably request with respect to Mortgage Loans that are Delinquent;

            (xviii) the Principal Balance of the largest Mortgage Loans outstanding;

            (xix) the number, aggregate Principal Balances and percentage of Mortgage Loans that are: (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90-119 days Delinquent, (D) 120-149 days Delinquent,
      (E) 150-179 days Delinquent and (F) 180 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date and the aggregate number and aggregate Principal Balance of such Mortgage Loans;

            (xx) (a) the status, the number, and the Principal Balances of all Mortgage Loans that are in foreclosure proceedings as of the close of business on the last Business Day of the calendar month preceding such Distribution Date (b) the percentage of Mortgage Loans in foreclosure that are Foreclosure Restricted Mortgage Loans, (c) the percentage of REO Property acquired by the Trust in respect of Foreclosure Restricted Mortgage Loans as of the close of business on the last Business Day of the calendar month preceding such Distribution Date and (d) the number and the Principal Balances of all Mortgage Loans that are Foreclosure Restricted Mortgage Loans as of the close of business on the last Business Day of the calendar month preceding such Distribution Date;

            (xxi) the number of Mortgagors and the Principal Balances of the related Mortgages for all Bankruptcy Loans and whether such Mortgage Loans are (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90-119 days Delinquent, (D) 120-149 days Delinquent, (E) 150-179 days Delinquent and (F) 180 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date;


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            (xxii) the number of Mortgagors and the Principal Balances of the related Mortgages for all Mortgage Loans involved in foreclosure proceedings and whether such Mortgage Loans are (A) 30-59 days Delinquent,
      (B) 60-89 days Delinquent and (C) 90-119 days Delinquent, (D) 120-149 days Delinquent, (E) 150-179 days Delinquent and (F) 180 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date;

            (xxiii) the existence and status of any Mortgaged Properties for all Mortgage Loans as to which title has been taken in the name of, or on behalf of the Trustee, as of the close of business of the last Business Day of the month next preceding the Distribution Date;

            (xxiv) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure for all Mortgage Loans as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

            (xxv) the number of Mortgage Loans;

            (xxvi) identifying the aggregate amount received from:

                        a. Curtailments;

                        b. voluntary payoffs;

                        c. Involuntary Payoffs (the amount of Net Liquidation Proceeds applicable to the unpaid principal balance from the loan); and

                        d. Mortgage Loans purchased from the Trust;

                  as of the close of business on the last Business Day of the related Due Period;

            (xxvii) the number and Principal Balance of all Mortgage Loans that are subject to loss mitigation as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

            (xxviii) the number and Principal Balance of Mortgage Loans that are being contested because of Section 32 of the Truth in Lending Act;

            (xxix) the amount of current and cumulative Realized Losses (separately identifying principal and interest losses) from following resolution types:

                  a.    REO Property sold;

                  b.    short sale;


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                  c.    deed in lieu;

                  d.    no equity second mortgages; and

                  e.    other;

                  as of the close of business on the last Business Day of the related Due Period;

            (xxx) the number and Pool Balance with respect to each product type of all Mortgage Loans that are Bankruptcy Loans, separately identifying:

                  a. those Bankruptcy Loans that are currently meeting their payment plan;

                  b. those Bankruptcy Loans that are 1 to 2 payments behind their payment plan;

                  c. those Bankruptcy Loans that are 2 to 3 payments behind their payment plan;

                  d. those Bankruptcy Loans that are greater than 3 payments behind their payment plan;

                  e. those Bankruptcy Loans that are greater than 4 payments behind their payments; and

                  f. those Bankruptcy Loans that are greater than 5 payments behind their payments;

            (xxxi) the calculations and results of calculations of each Stepdown Date test performed;

            (xxxii) the number and Principal Balance of each Mortgage Loan purchased pursuant to Section 8.21; and

            (xxxiii) any other information that the Depositor, the Trustee or the relevant Servicer deems necessary.

            (b) The Trustee shall report to the Depositor and each Certificateholder, with respect to the amount on deposit in the Certificate Account and the identity of the investments included therein, as the Depositor may from time to time reasonably request. Without limiting the generality of the foregoing, the Trustee shall, at the request of the Depositor transmit promptly to the Depositor copies of all accounting of receipts in respect of the Mortgage Loans furnished to it by each Servicer and shall notify the Depositor if any Remittance Amount has not been received by the Trustee when due.


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            (c) The Trustee shall report to the Depositor and each
Certificateholder with respect to any written notices it may from time to time receive which provide an Authorized Officer with actual knowledge that certain of the statements set forth in this Agreement are inaccurate.

            (d) The related Servicer shall furnish to the Trustee, and each Owner of any Class X Certificate, in each case during the term of this Agreement, (i) such information with respect to the Mortgage Loans serviced by such Servicer as is necessary to prepare its report provided for in Section 7.08 and (ii) periodic, special or other reports or information not specifically provided for herein, as may be necessary, reasonable, or appropriate with respect to the Trustee or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Trustee may reasonably require; provided, that each such Servicer shall be entitled to be reimbursed by the requesting party for the fees and actual expenses associated with providing the reports described in clause (ii), if such reports are not generally produced in the ordinary course of business, provided that any reports requested by the Trustee (other than at the request of a third party who shall be responsible for such fees and expenses) shall be reimbursed by the Trust as Trust Expenses. The Trustee's responsibility for providing the report described in Section 7.08 shall be limited to the availability, timeliness and accuracy of the information provided therefor by the relevant Servicer.

            7.09 REPORTS OF FORECLOSURE AND ABANDONMENT OF MORTGAGED PROPERTY.

            Each year the Trustee shall execute and return to GMACM for filing the reports of foreclosures and abandonments of any Mortgaged Property prepared by such Servicer required by Section 6050J of the Code. In order to facilitate this reporting process, GMACM, on or before January 15th of each year, shall provide to the Trustee reports as to (i) any Mortgaged Property in which GMACM on behalf of the Trust Fund acquired an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of the Mortgage Loan, or (ii) any Mortgaged Property with respect to which GMACM knew or had reason to know that such Mortgaged Property had been abandoned. The reports from GMACM shall be in form and substance sufficient to enable the Trustee to meet the reporting requirements imposed by such Section 6050J.

            7.10 RESERVE FUND.

            (a) No later than the Closing Date, the Trustee shall establish and maintain a separate, segregated trust account titled, "Reserve Fund, JPMorgan Chase Bank, in trust for the registered holders of GSRPM Mortgage Loan Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2." On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Reserve Fund $1,000.

            (b) On each Distribution Date as to which there is a Basis Risk Carry Forward Amount payable to the Certificates, the Trustee has been directed by the Class X


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Certificateholders, pursuant to Section 7.10(d) hereof, to, and therefore will, deposit into the Reserve Fund the amounts described in Section 7.06(b)(iv)(G), rather than distributing such amounts to the Class X Certificateholders. On each such Distribution Date, the Trustee shall hold all such amounts for the benefit of the Holders of the Class A-1 Certificates, Class M Certificates and Class B Certificates, and will distribute such amounts to the Holders of the Class A-1 Certificates, Class M Certificates and the Class B Certificates in the amounts and priorities set forth in Section 7.06(b)(iv)(G). If no Basis Risk Carry Forward Amounts are payable on a Distribution Date, the Trustee shall deposit into the Reserve Fund on behalf of the Class X Certificateholders, from amounts otherwise distributable to the Class X Certificateholders, an amount such that when added to other amounts already on deposit in the Reserve Fund, the aggregate amount on deposit therein is equal to $1,000.

            (c) For federal and state income tax purposes, the Class X Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund shall be treated as amounts distributed by REMIC II to the Holders of the Class X Certificates. Upon the termination of the Trust Fund, or the payment in full of the Class A-1 Certificates, Class M and Class B Certificates, all amounts remaining on deposit in the Reserve Fund will be released by the Trust Fund and distributed to the Class X Certificateholders or their designees. The Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Class A-1 Certificates, Class M Certificates or Class B Certificates of Basis Risk Carry Forward Amounts will not be payments with respect to a "regular interest" in a REMIC within the meaning of Code Section 860(G)(a)(1).

            (d) By accepting a Class X Certificate, each Class X Certificateholder hereby agrees to direct the Trustee, and the Trustee hereby is directed, to deposit into the Reserve Fund the amounts described above on each Distribution Date as to which there is any Basis Risk Carry Forward Amount rather than distributing such amounts to the Class X Certificateholders. By accepting a Class X Certificate, each Class X Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

            (e) At the direction of the Majority Class X Certificateholder, the Trustee shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee or an Affiliate manages or advises such investment. If no investment direction of the Majority Class X Certificateholder with respect to the Reserve Fund is received by the Trustee, the Trustee shall invest the funds in such account in Eligible Investments managed by the Trustee or an Affiliate of the kind described in clause (f) of the definition of Eligible Investments. All income and gain earned upon such investment shall be deposited into


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the Reserve Fund. The amount of any loss shall be paid by the Majority Class X
Certificateholder.

            (f) For federal tax return and information reporting, the right of the Class A-1 Certificateholders, the Class M Certificateholders and Class B Certificateholders to receive payments from the Reserve Fund in respect of any Basis Risk Carry Forward Amount shall be assigned a value of zero.

                                  ARTICLE VIII

             SERVICING AND ADMINISTRATION OF MORTGAGE LOANS BY GMACM

            8.01 GMACM.

            Acting directly, beginning on the Closing Date, GMACM shall service and administer the GMACM Mortgage Loans in accordance with this Agreement and Accepted Servicing Practices and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which GMACM may deem necessary or desirable subject to the provisions of this Agreement and the REMIC Provisions.

            GMACM will hold the Servicing Files, but not the Custodial Files for each GMACM Mortgage Loan. To the extent that GMACM needs possession of any document in the Custodial File for purposes of enforcing a Mortgage Loan, GMACM agrees that it will act as the custodian and bailee and trustee of such documents for the benefit of the Trustee and the Owners during the term of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, GMACM shall bear for its own account all costs and expenses related to its storage and holding of any Custodial Files and Mortgage Loan Documents related to any GMACM Mortgage Loan, without any right to reimbursement by the Trust or otherwise from the GMACM Mortgage Loans, and no such amount shall constitute Servicing Advances. GMACM shall not be obligated to pay any costs, expenses or fees of or relating to the Custodian (including, but not limited to, its storage, holding, re-filing, or auditing of Custodial Files or their contents).

            Without limiting the generality of the foregoing, but subject to Sections 8.09 and 8.10, GMACM in its own name may be authorized and empowered pursuant to a power of attorney, substantially in the form of the power of attorney attached hereto as Exhibit C hereto executed and delivered by the Trustee to execute and deliver, and may be authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Owners and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the related Mortgage Loans and with respect to the Mortgaged Properties related to such Mortgage Loans, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property related any GMAC Mortgage Loan on behalf of the Trustee, and (iii) to hold title to or dispose any Mortgaged Property related to any


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GMACM Mortgage Loan upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by GMACM outside of Accepted Servicing Practices GMACM shall, prior to executing and delivering such instrument, obtain the prior written consent of the Trustee (which consent shall only be given by the Trustee upon receipt of a REMIC Opinion addressed to the Trustee stating that the execution of such instrument shall not cause either REMIC I or REMIC II to fail to qualify as a REMIC.). The Trustee shall execute any documentation furnished to it by GMACM for recordation by GMACM in the appropriate jurisdictions as shall be necessary to effectuate the foregoing. Subject to Sections 8.09 and 8.10, the Trustee shall execute any authorizations and other documents as GMACM shall reasonably request that are furnished to the Trustee to enable GMACM to carry out its servicing and administrative duties hereunder, or shall execute and deliver powers of attorney enabling GMACM to execute such authorizations and other documents on behalf of the Trustee. The Trustee shall be indemnified by the GMACM for all liabilities, costs and expenses incurred by the Trustee in connection with the use or misuse in accordance with this Agreement of any such power of attorney by such Servicer.

            GMACM shall give prompt notice to the Trustee and the Depositor of any action, of which GMACM has actual knowledge, to (i) assert a claim against the Trust or (ii) assert jurisdiction over the Trust.

            Servicing Advances incurred or made by GMACM in connection with the servicing of the GMACM Mortgage Loans on any Mortgaged Property shall be recoverable by GMACM to the extent described in Sections 8.04 and 8.05.

            GMACM may in connection with its duties as a Servicer hereunder enter into transactions with any of its Affiliates relating to the GMACM Mortgage Loans serviced by it; provided, that (x) GMACM acts (i) in accordance with Accepted Servicing Practices and the terms of this Agreement and (ii) in the ordinary course of business of such Servicer; and (y) the terms of such transaction are no less favorable to such Servicer that it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate of such Servicer.

            8.02 COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS.

            (a) With respect to any GMACM Mortgage Loan which GMACM determines may be subject to the Home Ownership Equity Protection Act of 1994 and any regulations related thereto ("HOEPA"), which Mortgage Loan is in default, but prior to the commencement of any loss mitigation procedures or foreclosure proceedings, GMACM shall (A) review the related Custodial File to determine whether or not the Custodial File contains the disclosure documents required by HOEPA, whether or not such documents appear to have been executed by the related Mortgagor(s), and whether or not such documents appear to have been executed
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closing and (B) inform the Trustee and the Depositor if such timely and executed disclosure documents are not in the Custodial File. Further, prior to the commencement of any loss mitigation procedures with respect to such Mortgage Loan, unless notified by the Trustee otherwise, GMACM shall notify those servicing personnel involved in loss mitigation related to such GMACM Mortgage Loan as to whether or not any such disclosure documentation is defective or missing.

            (b) GMACM will not waive any Prepayment Penalties related to a GMACM Mortgage Loan or part of such Prepayment Penalty, unless, in GMACM's reasonable judgment in accordance with Accepted Servicing Practices, (x) such waiver relates to a default or a reasonably foreseeable default, (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan and (z) doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Penalty in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default) and in no event will it waive a Prepayment Penalty in connection with a refinancing of a GMACM Mortgage Loan that is not related to a default or a reasonably foreseeable default.

            (c) GMACM shall not consent to any waiver, modification, or amendment of the term of any GMACM Mortgage Loan other than pursuant to Section 8.02(b) except as permitted under Section 8.09 or 8.10.

            8.03 LIABILITY OF GMACM; INDEMNIFICATION.

            (a) GMACM agrees to indemnify and hold the Trustee, the Depositor, each Owner and their respective Affiliates, successors and assigns harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other actual costs, fees and expenses that the Trustee, the Depositor, each or any Affiliate, successor or assign of any of them may sustain to the extent caused by the failure of the GMACM to perform any of its material duties hereunder and to service the GMACM Mortgage Loans in compliance with the terms of this Agreement or due to the fraud, negligence or willful misfeasance of GMACM (a "Servicing Claim"). GMACM shall assume (with the consent of the Trustee and the Depositor, such consent not to be unreasonably withheld, delayed or conditioned) the defense of any Servicing Claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against GMACM, the Trustee, any Owner or any Affiliate, successor or assign of any of them as a result of a claim related to the failure of GMACM to perform its material duties.

            (b) Notwithstanding anything contained herein to the contrary, neither GMACM nor any of its directors, officers, employees or agents of GMACM shall be under any liability to the Trustee, the Depositor, each Owner and their respective Affiliates, successors and assigns for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement of for errors in judgment; provided,


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however, that this provision shall not protect GMACM or any such Person against any breach of representations or warranties made by it herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. Except as otherwise expressly provided herein, GMACM shall not be under any obligation to appear in, prosecute or defend any legal action that (i) is not incidental to its duties to service the GMACM Mortgage Loans in accordance with this Agreement, or (ii) may involve allegations against the Trustee, the Depositor, any Owner or any Affiliate, successor or assign of any of them or any prior owners or servicers of the related Mortgage Loans; provided, however, that GMACM may institute foreclosure proceedings and, with the prior written consent of the Trustee and the Depositor, undertake any legal action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto (with the reasonable legal expenses and costs of such action and any liability resulting therefrom treated as expenses, costs and liabilities for which the Trust will be liable and for which GMACM will be entitled to reimbursement upon request as Trust Expenses); and provided, further, that the foregoing shall not protect GMACM against any breach of representation or warranty or failure to perform its obligations in compliance with any standard of care set forth in this Agreement. In the event that GMACM agrees, at the request of the Trustee or the Depositor to act on behalf of such party in any dispute or litigation that is not incidental to GMACM's duties hereunder and that relates to the origination of a GMACM Mortgage Loan, such party shall pay all expenses associated with the management and defense of such claim.

            (c) Notwithstanding any provision herein to the contrary, GMACM shall not have any liability for any obligations, duties, or liabilities of the Trustee, the Depositor, any Owner or any Affiliate, successor or assignee thereof or any prior owners or servicers of the related Mortgage Loans with respect to the servicing of a GMACM Mortgage Loan that arose prior to the date that GMACM began servicing the related Mortgage Loans; provided, however, that to the extent necessary to comply with Accepted Servicing Practices, if the Seller, the applicable Original Seller or a prior servicer shall have failed to perform or cure such obligations, GMACM shall be required to perform its obligations under this Agreement with respect to such Mortgage Loan to the extent any acts or omissions relating to the prior servicing of such Mortgage Loans would not prevent or delay GMACM from performing such obligations in GMACM's discretion. Additionally, upon discovery by GMACM of any material failure of a prior servicer to service in accordance with the terms of the related Mortgage Loan Documents or applicable law not previously disclosed to the Trustee or the Depositor, GMACM shall notify each such Person, and with the written consent of the Depositor, or to the extent necessary to comply with Accepted Servicing Practices if the Sellers shall have failed to cure such defects, GMACM shall take reasonable measures consistent with Accepted Servicing Practices to attempt to cure the defect or cause it to be cured; provided that, subject to compliance with the foregoing and Section 8.05, all reasonable expenses incurred by the GMACM to cure such defect shall be reimbursed as Servicing Advances.


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            GMACM acknowledges that there may exist documentary or collateral defects relating to the GMACM Mortgage Loans. The Depositor or the Trustee may provide GMACM with, or may cause GMACM to be provided with, a list of such defects on or before the Closing Date and, whether or not such a list is provided, GMACM shall notify the Trustee and the Depositor of any such defects that are discovered by GMACM on or after the Closing Date to the extent notice of such defects has not been previously provided to such Persons; provided, that it is agreed and understood that GMACM shall have no obligation to review the Mortgage Loans or Mortgage Loan Documents for purposes of detecting such defects. GMACM shall take reasonable measures consistent with Accepted Servicing Practices to attempt to cure such defects to the extent such defects are not cured by the Sellers, or as otherwise reasonably requested by the Trustee or the Depositor. Any reasonable costs incurred by GMACM pursuant to this Section 8.03(c) shall be treated as Servicing Advances and, to the extent not recoverable by GMACM from a third party, as Trust Expenses reimbursable to GMACM pursuant to Section 7.06(b)(v).

            (d) The provisions of this Section 8.03 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

            8.04 COLLECTION ACCOUNT.

            (a) GMACM shall establish and maintain a Collection Account, which shall be an Eligible Account in the name of GMACM for the benefit of the Trustee for the benefit of the Owners. The Collection Account shall be identified on the records of the depository institution as follows: "GMAC Mortgage Corporation in trust for JPMorgan Chase Bank, as Trustee under the GSRPM Mortgage Loan Trust 2003-2 Trust and Servicing Agreement, Series 2003-2, dated as of August 1, 2003." If any such Collection Account ceases to be an Eligible Account hereunder, then GMACM shall, within five (5) days, be required to name a successor institution that will allow such Collection Account to meet the requirements for an Eligible Account hereunder. GMACM shall notify the Trustee, the Depositor and the Majority Class X Certificateholder if there is a change in the name, account number or institution holding the Collection Account.

            Subject to Section 8.04(d), GMACM shall deposit all receipts (other than amounts permitted to be retained by GMACM as additional servicing compensation pursuant to this Agreement or amounts in respect of Retained Servicing Advances) related to the GMACM Mortgage Loans in the Collection Account on a daily basis (but no later than the second Business Day after receipt).

            (b) All funds in the related Collection Account shall be held (i) uninvested (up to the limits insured by the FDIC) or (ii) invested in Eligible Investments and subject to a security account control agreement or other provision having similar effect. Alternatively, the Collection Account may be held as an Eligible Account that is a deposit account if the interest of the Trustee in such account is perfected under sections 9-104, 9-304, and 9-314 of the UCC. Any investments of funds in the Collection


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Account shall mature or be withdrawable at par on or prior to the immediately succeeding Remittance Date when such funds would be due pursuant to Section 8.04(c) below. Any investment earnings on funds held in the Collection Account shall be for the account of GMACM and may only be withdrawn from the Collection Account by GMACM immediately following the remittance to the Certificate Account of the Remittance Amount by GMACM. Any investment losses on funds held in any Collection Account shall be for the account of GMACM and promptly upon the realization of such losses shall be reimbursed by GMACM to the Collection Account. Any references herein to amounts on deposit in the Collection Account shall refer to amounts net of such investment earnings and after reimbursement by GMACM for such investment losses.

            (c) GMACM shall remit to the Trustee the Remittance Amount related to the GMACM Mortgage Loans for deposit into the Certificate Account, not later than 2:00 p.m. New York time on the Remittance Date.

            (d) (i) GMACM may make withdrawals for its own account or for the accounts of the other Persons specified below from the amounts on deposit in the Collection Account, with respect to the Mortgage Loans serviced by GMACM, not in any order of priority and for the following purposes:

            (A) to reimburse GMACM for Servicing Advances to the extent of late payments of such amounts by the Mortgagors and Liquidation Proceeds from the GMACM Mortgage Loan to which such Servicing Advance related;

            (B) to reimburse, the Trustee and then itself in that order for Monthly Advances from (i) late collections on the GMACM Mortgage Loans attributable to prior Due Dates and (ii) collections of more than 30 days' interest on the GMACM Mortgage Loans during the most recent Due Period resulting from the making of Monthly Payments by the Mortgagor after the related Due Dates, and to pay the Trustee from such sources interest on Monthly Advances made by it, at the Advance Rate;

            (C) to pay to GMACM the Servicing Compensation associated with the GMACM Mortgage Loans;

            (D) to withdraw amounts that have been deposited to the related Collection Account in error;

            (E) to withdraw investment earnings on amounts on deposit in the Collection Account;

            (F) to reimburse to the Trustee or GMACM any other amount reimbursable to the Trustee or GMACM from Liquidation Proceeds in respect of Advances made by the Trustee or GMACM, as applicable;


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            (G)   to pay to the Trust, monthly interest payments on a GMACM
                  Mortgage Loan that were already delinquent prior to the Cut-off Date but received by GMACM thereafter;

            (H) to reimburse GMACM for Nonrecoverable Advances with respect to the GMACM Mortgage Loans;

            (I) to deposit in the Simple Interest Excess Sub-Account any amount required to be deposited therein pursuant to Section 8.07(d);

            (J) to clear and terminate the Collection Account following the termination of the Trust pursuant to Article X.

            (ii) On each Determination Date, GMACM shall deliver to the Trustee and the Depositor a monthly servicing report with respect to the GMACM Mortgage Loans on a loan-by-loan basis in a format acceptable to the Trustee, containing the following information: principal and interest collected, scheduled interest, Liquidated Loans, summary and detailed delinquency reports, Liquidation Proceeds and other similar information concerning the servicing of the GMACM Mortgage Loans as may reasonably be requested by the Trustee or the Depositor. In addition, GMACM shall inform the Trustee and the Depositor on each Remittance Date with respect to the GMACM Mortgage Loans of the amounts of any Loan Purchase Prices so remitted during the related Due Period.

            (iii) GMACM shall provide to the Trustee the information described in Section 8.04(d)(ii) to enable the Trustee to perform its reporting requirements under Section 7.08 and the Trustee shall forward such information to the Underwriter within five Business Days of receipt thereof.


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            8.05 ADVANCES.

            (a) GMACM will advance all reasonable and necessary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property, (iv) obtaining broker price opinions, (v) locating missing Mortgage Loan Documents and (vi) maintaining, transferring or establishing life of loan tax and flood service contracts; provided, however, that GMACM is only required to pay such costs and expenses to the extent GMACM reasonably believes such costs and expenses will be recoverable from the related GMACM Mortgage Loan. Each such expenditure will constitute a "Servicing Advance." GMACM may recover Servicing Advances and Retained Servicing Advances from the relevant Mortgagors to the extent permitted by the GMACM Mortgage Loans or, if not recovered from the relevant Mortgagor on whose behalf such Servicing Advance or Retained Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related GMACM Mortgage Loan. GMACM shall be entitled to recover the Servicing Advances and Retained Servicing Advances from the aforesaid Liquidation Proceeds prior to the payment of the Liquidation Proceeds to the Collection Account. GMACM shall treat any Servicing Advance and Retained Servicing Advance in excess of the Liquidation Proceeds as a Nonrecoverable Advance and shall be reimbursed pursuant to Section 8.04(d)(i). Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made if GMACM determines that such Servicing Advance would, if made, constitute a Nonrecoverable Advance.

            (b) The Trustee shall not be required to make Servicing Advances from its own funds. Any required Servicing Advances not made by GMACM shall be paid as necessary by the Trustee out of the Certificate Account.

            (c) Not later than 2:00 p.m., New York time on each Remittance Date, GMACM shall, but only with respect to the GMACM Mortgage Loans and, remit to the Trustee for deposit in the Certificate Account an amount (as indicated in the statement prepared pursuant to Section 7.08), to be distributed on the related Distribution Date pursuant to Section 7.06, equal to (i) with respect to each Simple Interest Mortgage Loan, an amount equal to the Simple Interest Shortfall which shall be paid from the Simple Interest Excess Sub-Account maintained by GMACM, or if such funds are insufficient, from the Servicer's own funds and (ii) with respect to any other Mortgage Loan the amount of the interest portion of Monthly Payments (net of the Servicing Fee) for all GMACM Mortgage Loans that were due during the related Due Period and delinquent as of the related Determination Date (each such advance pursuant to clause (i) or (ii), a "Monthly Advance"); provided that neither GMACM nor the Trustee shall be required to advance any shortfalls in the interest portion of Monthly Payments as a result of the application of the Civil Relief Act or any Compensating Interest Shortfalls.

            (d) With respect to any of the Mortgage Loans, if a Monthly Advance is required to be made hereunder, GMACM shall on the Remittance Date either (i) deposit


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in the Collection Account from its own funds an amount equal to such Monthly
Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account are being held for future distribution or withdrawal used by GMACM to make such Monthly Advance or (iii) make such Monthly Advance in the form of any combination of clauses (i) and (ii) aggregating the amount of such Monthly Advance. Any such funds being held in the Collection Account for future distribution and so used shall be replaced by GMACM from its own funds by deposit in the Collection Account before any future Remittance Date in which such funds would be due.

            (e) Notwithstanding anything herein to the contrary, Monthly Advances by GMACM shall not include any amounts payable as Compensating Interest or amounts which constitute Compensating Interest Shortfall or Relief Act Shortfall, and no Monthly Advance by GMACM shall be required to be made if GMACM determines that such Monthly Advance would, if made, constitute a Nonrecoverable Advance, as evidenced by a Certificate of an Authorized Officer of GMACM detailing the reasons for such determination and delivered to the Trustee and the Depositor on or before the Remittance Date in which such Monthly Advance would have been made.

            (f) If GMACM fails to make a required Monthly Advance on any Remittance Date in accordance with Section 8.05(c), the Trustee shall make such Monthly Advance by depositing the amount thereof in the Certificate Account on the related Distribution Date (and shall succeed to GMACM's rights with respect to the reimbursement of such Monthly Advance); provided that the Trustee shall be required to make a Monthly Advance only to the extent that the Trustee has determined that such Monthly Advance, together with interest thereon at the Advance Rate, would, if made, not constitute a Nonrecoverable Advance. The Trustee may conclusively rely on a determination by GMACM pursuant to subsection
(d) above that a Monthly Advance by GMACM would, if made, constitute a Nonrecoverable Advance.

            (g) Monthly Advances by GMACM are reimbursable as provided in
Section 8.04(d) hereof. If the Trustee is required to make Monthly Advances following the failure of GMACM to do so, it will be entitled to receive interest on such Monthly Advance at the Advance Rate, payable as provided in Section 8.04(d) hereof.

            8.06 COMPENSATING INTEREST.

            Not later than 2:00 p.m., New York time on each Remittance Date, with respect to each GMACM Mortgage for which a Principal Prepayment in full or a Curtailment that is greater than or equal to two times the amount of the Monthly Payment due for such Due Period was received during the related Due Period, GMACM shall remit to the Trustee for deposit in the Certificate Account from amounts otherwise payable to it as Servicing Compensation, an amount (such amount required to be delivered to the Trustee is referred to herein as "Compensating Interest") (as indicated in the statement prepared pursuant to
Section 7.08) equal to the difference between (a) 30 days' interest at the then applicable Mortgage Rate on such Mortgage Loan and (b) the amount of interest actually received on such Mortgage Loan for such Due Period, but in


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no event shall the aggregate amount of Compensating Interest paid on any
Remittance Date by GMACM exceed the Servicing Fee due to GMACM for such Due Period; provided, however, that GMACM shall not be obligated to pay Compensating Interest Shortfalls or Relief Act Shortfalls for the related Due Period.

            GMACM shall not be entitled to reimbursement for amounts paid as Compensating Interest with respect to the GMACM Mortgage Loans.

            8.07 ESCROW ACCOUNT AND SIMPLE INTEREST EXCESS SUB-ACCOUNT.

            (a) GMACM shall establish and maintain one or more escrow accounts (the "Escrow Account") in accordance with applicable Law and Accepted Servicing Practices. Subject to the foregoing:

            (1) GMACM shall segregate and hold all funds collected and received pursuant to each GMACM Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain with a depository the Escrow Account, in the form of time deposit or demand accounts, with amounts on deposit in or credited to the Escrow Account invested in Eligible Investments.

            (2) GMACM shall deposit (but no later than the second Business Day after receipt) into the related Escrow Account on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the GMACM Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds to the extent such Insurance Proceeds are not to be applied to the restoration or repair of any Mortgaged Property related to a GMACM Mortgage Loan. or released to the related Mortgagor in accordance with Accepted Servicing Practices. GMACM shall make withdrawals therefrom only to effect such payments or to reimburse Servicing Advances made by GMACM. GMACM shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution other than interest on escrowed funds required by Law to be paid to the Mortgagor. GMACM shall be responsible for paying such interest on the funds deposited in the related Escrow Account without reimbursement therefore, shall be responsible for ensuring that the administrator of the related Escrow Account complies with all applicable Law, and shall indemnify and hold the Trustee, the Depositor, the Owners and their respective Affiliates, successors and assigns harmless with respect to any loss, liability or expense incurred in connection with the administration of such Accounts. As required by applicable


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                  Law, GMACM shall report interest earned on escrows and
                  mortgage interest paid.

            (b) Withdrawals from the related Escrow Account may be made by GMACM in accordance with applicable Law and Accepted Servicing Practices. Subject to the foregoing, withdrawals may be made only (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, insurance premiums, if applicable, and comparable items constituting Escrow Payments for the related GMACM Mortgage Loan, (ii) to reimburse GMACM for any Servicing Advance made by GMACM with respect to a related GMACM Mortgage Loan but only from amounts received on the related GMACM Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor of a GMACM Mortgage Loan any funds as may be determined to be overages, (iv) for application to restoration or repair of the Mortgaged Property related to a GMACM Mortgage Loan in accordance with the terms of such GMACM Mortgage Loan, (v) to pay to GMACM, or to the related Mortgagor to the extent required by Law, any interest paid on the funds deposited in the related Escrow Account, (vi) to reimburse itself for any amounts deposited in the related Escrow Account in error, or (vii) to clear and terminate the related Escrow Account on the termination of this Agreement.

            (c) With respect to each GMACM Mortgage Loan, GMACM shall maintain accurate records in accordance with applicable Law, Accepted Servicing Practices, the Fannie Mae Guide and the Freddie Mac Guide and, in any event, reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property related to any such GMACM Mortgage Loan and the status of the applicable fire and hazard insurance coverage (including charges for the premiums thereon) and shall use commercially reasonable efforts to obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall use commercially reasonable efforts to effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the related Mortgagor in the related Escrow Account which shall have been estimated and accumulated by GMACM in amounts sufficient for such purposes, as allowed under the terms of the related Mortgage and applicable Law. To the extent that the Mortgage related to a GMACM Mortgage Loan does not provide for Escrow Payments, GMACM shall require that any such payments be made by the related Mortgagor at the time they first become due. GMACM assumes full responsibility for the payment of all such bills and shall effect payments of all such bills, premiums and penalties irrespective of the relevant Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments unless such Servicing Advance, if made, would constitute a Nonrecoverable Advance.

            (d) GMACM shall establish and maintain a sub-account of the Collection Account (the "Simple Interest Excess Sub-Account"). GMACM shall, on each Determination Date, transfer from the Collection Account to the Simple Interest Excess


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            Sub-Account all Net Simple Interest Excess, if any, pursuant to
Section 8.04(d)(i), and shall maintain a record of all such deposits.

            (e) GMACM shall withdraw amounts on deposit in the Simple Interest Excess Sub-Account on each Remittance Date for deposit to the Certificate Account in an amount equal to the lesser of (i) the amount on deposit therein, and (ii) the Net Simple Interest Shortfall for such Remittance Date.

            (f) GMACM shall distribute to the Majority Class X Certificateholder 90% of the balance in the applicable Simple Interest Excess Sub-Account on the Remittance Date each year occurring in December, commencing in December 2003. Such distributions shall be deemed to be made on a first-in, first-out basis. In addition, GMACM shall clear and terminate the Simple Interest Excess Sub-Account upon the termination of this Agreement and retain any funds remaining therein.

            (g) Amounts on deposit in the Simple Interest Excess Sub-Account may be invested in Eligible Investments. All income and gain net of any losses realized from any such balances or investment of funds on deposit in the Simple Interest Excess Sub-Account shall be for the benefit of GMACM as servicing compensation and shall be remitted to it monthly. The amount of any net investment losses in the Simple Interest Excess Sub-Account shall promptly be deposited by the related Servicer in the Simple Interest Excess Sub-Account.

            8.08 MAINTENANCE OF INSURANCE.

            (a) GMACM shall cause to be maintained with respect to each GMACM Mortgage Loan that is or becomes a first lien on the related Mortgaged Property, a hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such GMACM Mortgage Loan in an amount not less than the least of (i) the Actual Principal Balance of such GMACM Mortgage Loan,
(ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the full insurable value of the premises. GMACM shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, as loss payee. The policies shall require the insurer to provide the mortgagee with thirty (30) days' notice prior to any cancellation or as otherwise required by Law. GMACM may also maintain a blanket hazard insurance policy or policies if the insurer or insurers of such policies are rated investment grade by each Rating Agency. Upon the request of the Depositor or the Trustee, GMACM will cause to be delivered to such requesting Person a certified true copy of such blanket policy.

            (b) If a First Mortgage Loan serviced by GMACM relates to a Mortgaged Property for a Mortgage Loan in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, GMACM will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for


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a recovery by the Trust of insurance proceeds relating to such GMACM Mortgage
Loan of not less than the least of (i) the Actual Principal Balance of the GMACM Mortgage Loan, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. GMACM shall indemnify the Trust and its Affiliates, successors and assigns out of its own funds for any loss, liability or expenses resulting from GMACM's failure to maintain premiums for such insurance required by this Section 8.08 when so permitted by the terms of the Mortgage related to a GMACM Mortgage Loan as to which such loss relates.


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            8.09 DUE-ON-SALE CLAUSES; ASSUMPTION AND SUBSTITUTION AGREEMENTS.

            When a Mortgaged Property related to a GMACM Mortgage Loan has been or is about to be conveyed by the applicable Mortgagor, GMACM shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related GMACM Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that GMACM shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of GMACM, is not enforceable under applicable Law. An Opinion of Counsel to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, GMACM shall, subject to customary credit approvals, enter into an assumption and modification agreement with the Person to whom such Mortgaged Property related to a GMACM Mortgage Loan has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Mortgage Note and, unless prohibited by applicable Law or the relevant Mortgage Documents, the Mortgagor of such GMACM Mortgage Loan remains liable thereon. If the foregoing is not permitted under applicable Law, GMACM is authorized to enter into a substitution of liability agreement with such Person upon undergoing the customary credit approval of such Person, pursuant to which the original Mortgagor of such GMACM Mortgage Loan is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note for such GMACM Mortgage Loan; provided, however, that to the extent any such substitution of liability agreement would be delivered by GMACM outside of Accepted Servicing Practices GMACM shall, prior to executing and delivering such agreement, obtain the prior written consent of the Majority Class X Certificateholder. The GMACM Mortgage Loan shall conform in all respects to the requirements, representations and warranties of this Agreement, and no term thereof other than the identity of the related Mortgagor shall be changed. GMACM shall notify the Trustee and the Majority Class X Certificateholder that any such assumption or substitution agreement has been completed by forwarding to the Trustee and the Majority Class X Certificateholder the original copy of such assumption or substitution agreement (indicating the Custodial File to which it relates) which copy shall be added by the Trustee to the related Custodial File and which shall, for all purposes, be considered a part of such Custodial File to the same extent as all other documents and instruments constituting a part thereof. GMACM shall be responsible for recording any such assumption or substitution agreements. Any fee collected by GMACM for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by GMACM as additional Servicing Compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, GMACM shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a GMACM Mortgage Loan by operation of law or any assumption which GMACM may be restricted by Law from preventing, for any reason whatsoever.

            8.10 DEFAULTED MORTGAGE LOANS; MODIFICATION.


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            (a) GMACM may not sell or purchase, or permit the sale or purchase of, a defaulted GMACM Mortgage Loan, except as expressly provided in or contemplated by Section 8.10(d) or Section 8.21.

            (b) If any GMACM Mortgage Loan becomes a Defaulted Mortgage Loan, GMACM shall promptly so notify in writing the Trustee. GMACM may continue making collection efforts on such GMACM Mortgage Loan, and shall be entitled to receive Servicing Compensation and be reimbursed for Servicing Advances made by it for the period while such GMACM Mortgage Loan was in default from Liquidation Proceeds or from future collections thereof if such GMACM Mortgage Loan subsequently becomes current;

            (c) [Reserved]

            (d) In the event that the Majority Class X Certificateholders exercises its purchase option pursuant to Section 8.21 with respect to a Defaulted Mortgage Loan, GMACM shall cause the Trustee to sell such Defaulted Mortgage Loan to the Majority Class X Certificateholder at the Loan Purchase Price. If the Majority Class X Certificateholder does not exercise its purchase option, GMACM shall proceed to foreclose upon or work-out such Defaulted Mortgage Loan, pursuant to Accepted Servicing Practices and in accordance with this Section 8.10.

            In the event GMACM forecloses and converts the Mortgaged Property related to a GMACM Mortgage Loan, title shall be taken in the name of the Trustee and GMACM shall sell any REO Property related to such Mortgage Loan on behalf of the Trustee before the start of the twelfth month of the third taxable year following the taxable year in which the Trust acquired such property, at such price as GMACM deems necessary to comply with this covenant unless GMACM obtains a REMIC Opinion addressed to the Trustee, GMACM and Depositor stating that the holding of such REO Property will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Notwithstanding the generality of the foregoing provisions, GMACM shall manage, conserve, protect and operate each REO Property related to a GMACM Mortgage Loan on behalf of the Trustee for the benefit of Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or result in the receipt by any REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

            Pursuant to its efforts to sell REO Property related to a GMACM Mortgage Loan, GMACM shall either itself or through an agent selected by GMACM protect and conserve such REO Property in the same manner and to such extent as is


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customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Trustee for the benefit of the Owners, rent the same, or any part thereof, as GMACM deems to be in the best interest of the Owners for the period prior to the sale of such REO Property. In determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property, GMACM shall review the Custodial Files relating to such Mortgage Loans to determine the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation. GMACM shall take into account the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation in proceeding with any action. Furthermore, GMACM shall not take any such action with respect to any Mortgaged Property related to a GMACM Mortgage Loan known by GMACM to contain such wastes or substances, without the prior written consent of the Majority Class X Certificateholder and the Trustee .

            (e) Notwithstanding anything to the contrary in this Section 8.10, GMACM shall not foreclose on a Mortgage Loan that is a second lien on the related Mortgaged Property and take title to the related Mortgaged Property of a GMACM Mortgage Loan subject to the senior lien on such Mortgaged Property.

            (f) GMACM shall not agree to any modification, waiver or amendment of any provision of any GMACM Mortgage Loan, unless GMACM has (i) undergone an evaluation of the relevant Mortgagor's creditworthiness at the time of the modification and (ii) in GMACM's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such GMACM Mortgage Loan and only in the event a payment default with respect to such GMACM Mortgage Loan has occurred or in the opinion of GMACM is reasonably foreseeable; provided, however, that no such modification, waiver or amendment shall extend the maturity date of such GMACM Mortgage Loan beyond the Due Period related to the final scheduled Distribution Date of the latest Class of Certificates remaining in the Trust. In the event that GMACM is required by applicable law to modify, waive or amend any provision of a GMACM Mortgage Loan, GMACM shall promptly notify the Trustee.

            (g) GMACM shall deliver to the Trustee for deposit in the related Custodial File, an original counterpart of any agreement relating to such modification, waiver or amendment, promptly following the execution thereof.


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            8.11 TRUSTEE TO COOPERATE; RELEASE OF FILES.

            (a) Upon the payment in full of any GMACM Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by GMACM of a notification that payment in full will be escrowed in a manner customary for such purposes, GMACM shall deliver to the Trustee the Fannie Mae "Request for Release of Documents" attached hereto as Exhibit D. Upon receipt of such Request for Release of Documents, the Trustee shall promptly release or cause the release of the related Custodial File, in trust, to (i) GMACM, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, GMACM is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage relating to a GMACM Mortgage Loan which secured the relevant Mortgage Note, an instrument of satisfaction (or assignment of such Mortgage without recourse, representation or warranty) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, GMACM may prepare and submit to the Trustee a satisfaction (or assignment without recourse, representation or warranty, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by GMACM; in such event, the Trustee shall execute and deliver a power of attorney prepared by GMACM to the Trustee and acceptable to the Trustee authorizing GMACM to prepare such satisfaction and deliver the same with the related Custodial File, as aforesaid.

            (b) From time to time and as appropriate in the servicing of any GMACM Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a GMACM Mortgage Loan or collection under any applicable Insurance Policy, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Custodial File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon request of GMACM and delivery to the Trustee of a Request for Release signed by an Authorized Officer of GMACM, release the related Custodial File to GMACM and shall execute a power of attorney prepared by GMACM to the Trustee and acceptable to the Trustee authorizing GMACM to execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse, representation or warranty of the related Mortgage to GMACM; provided that there shall not be released and unreturned at any one time more than 10% of the entire number of Custodial Files to GMACM unless such Custodial Files in excess of 10% are required by the Servicer in order to commence or continue foreclosure proceedings with respect to such Mortgage Loans. Such receipt shall obligate GMACM to return the Custodial File to the Trustee when the need therefor by GMACM no longer exists unless the GMACM Mortgage Loan shall be liquidated, in which case, upon receipt of the Fannie Mae "Liquidation Schedule" relating to such liquidation, the receipt shall be released by the Trustee to GMACM. The Trustee shall


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have no liability for GMACM's failure to return a Custodial File released to
GMACM pursuant to this Section 8.11, other than to determine that GMACM has not returned the file and take appropriate action.

            (c) GMACM shall have the right to accept applications of Mortgagors for consent to (i) partial releases of Mortgaged Properties relating to GMACM Mortgage Loans, (ii) alterations and (iii) removal, demolition or division of Mortgaged Properties relating to such Mortgage Loans subject to Mortgages. No application for approval shall be considered by GMACM unless: (w) the Trustee has been provided with a REMIC Opinion addressed to the Trustee to the effect that such action is in compliance with REMIC Provisions, is not a "prohibited transaction" within the meaning of Code Section 860F(a)(2) and will not prevent either Trust REMIC from qualifying as a REMIC; (x) the provisions of the related Mortgage Note and Mortgage relating to the applicable Mortgage Loan have been complied with; (y) the loan-to-value ratio after any such action does not exceed the original Loan-to-Value Ratio of such Mortgage Loan and any increase in the loan-to-value ratio of such Mortgage Loan shall not exceed 15% unless approved in writing by the Majority Class X Certificateholder; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of an Officer's Certificate executed on behalf of GMACM setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee shall execute and deliver to GMACM the consent or partial release so requested by such Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Officer's Certificate delivered by GMACM pursuant to this paragraph. GMACM shall notify the Depositor, the Trustee and the Rating Agencies if an application is approved under clause (y) above, without approval in writing by the Depositor and the Trustee.

            8.12 SERVICING COMPENSATION.

            (a) GMACM shall be entitled to receive the Servicing Fee during each Due Period as compensation for the servicing of the GMACM Mortgage Loans. Without limiting the generality of the foregoing, except as provided herein, GMACM shall not be entitled to receive the Servicing Fee on any Mortgage Loan for which a Monthly Payment has not been received during the respective Due Period, provided, however, that Servicing Fees shall accrue on such Mortgage Loans during this period. Such accrued and unpaid Servicing Fees shall be paid to GMACM (i) if a Monthly Payment is made for such Delinquent Mortgage Loan, at such time; (ii) from Liquidation Proceeds, if the Delinquent Mortgage Loan is liquidated; or (iii) from the Collection Account if such Delinquent Mortgage Loan is charged-off. Amounts paid to GMACM pursuant to the immediately preceding sentence with respect to any GMACM Mortgage Loan shall be deemed to be from the payment of the interest portion of Monthly Payments for such Mortgage Loan.

            (b) GMACM will receive all other ancillary income including but not limited to all fees received with respect to late fees, checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administration


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fees and all other incidental fees and charges with respect to each Mortgage
Loan for any period in which such Mortgage Loan was serviced by GMACM .

            (c) GMACM shall pay itself the Servicing Compensation by withdrawing such Servicing Compensation from the Collection Account in accordance with
Section 8.04(d).

            8.13 ANNUAL STATEMENT AS TO COMPLIANCE.

            GMACM, at its own expense, will deliver to the Trustee, the Depositor and the Rating Agencies, on or before March 15 of each year, commencing in 2004, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of GMACM during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, GMACM has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by GMACM to remedy such default.


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            8.14 ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORTS.

            On or before March 15 of each year, commencing in 2004, GMACM, at its own expense (or if the Trustee is then acting as servicer of the related Mortgage Loans, at the expense of the Depositor, which in no event shall exceed $1,000 per annum), shall cause a nationally recognized firm of independent certified public accountants to furnish to GMACM a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of GMACM which includes an assertion that GMACM has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those subservicers. Immediately upon receipt of such report, GMACM shall furnish a copy of such report to the Trustee, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the GMACM's expense, provided that such statement is delivered by GMACM to the Trustee. In the event such firm of independent certified public accountants requires the Trustee to agree to the procedures performed by such firm, GMACM shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of GMACM, and the Trustee has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

            8.15 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS; STAFFING.

            GMACM shall provide to the Trustee, the Depositor, the Class X Certificateholder, the FDIC and any supervisory agents and examiners of any of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the GMACM Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of GMACM designated by it.

            GMACM agrees to secure by the Closing Date adequate staffing to manage and service the GMACM Mortgage Loans according to the standards set forth in this Agreement, which staffing shall be in accordance with GMACM's current human


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resources standards for servicing mortgage loans comparable to the GMACM
Mortgage Loans.

            8.16 ASSIGNMENT OF AGREEMENT.

            Except for any assignment to JPMorgan Chase Bank in connection with the financing of any Advances by GMACM, GMACM may not assign its obligations under this Agreement, in whole or in part, unless it shall have first obtained the written consent of the Trustee and the Depositor, which consent shall not be unreasonably withheld; provided, however, that any assignee other than JPMorgan Chase Bank must meet the eligibility requirements set forth in Section 8.18(b) and provided further, that, GMACM may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which GMACM shall be a party, or any Person succeeding to the business of the GMACM, shall be the successor of GMACM hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to GMACM must meet the eligibility requirements set forth in
Section 8.18(b); and provided further that the Rating Agencies' ratings of the Offered Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies to the Trustee).

            8.17 REMOVAL OF SERVICER; RESIGNATION OF SERVICER.

            (a) The Depositor (or the Trustee with consent of the Depositor), may terminate GMACM as a Servicer hereunder with respect to the GMACM Mortgage Loans without cause, effective upon the giving of written notice on the date set forth in such notice (unless GMACM shall have received a notice of extension, executed by a duly authorized Person on behalf of the Depositor or the Trustee, as applicable, which notice the Depositor or Trustee may withhold in its sole discretion), that this Agreement shall have been terminated in whole, or that this Agreement shall have been terminated in part with respect to the servicing of the GMACM Mortgage Loans specified in such notice, without any further notice or demand, but, except as otherwise agreed by GMACM with the Depositor in the case of a termination by GMACM, subject to the payment of the termination fee set forth in Section 8.18(d) by the Depositor (such event, a "Servicer Termination Event"). Any such notice of termination shall be in writing and delivered to GMACM as provided in Section 12.19.

            (b) Notwithstanding any other provision hereof to the contrary, (i) the Depositor may, and (ii) the Trustee shall at the direction of the Majority Owners, terminate any rights GMACM may have hereunder with respect to the GMACM Mortgage Loans with cause, upon five (5) Business Days' prior written notice, except with respect to clauses (1) and (2) hereunder, which shall occur immediately upon the happening of such event. Notwithstanding the foregoing, if an event described in paragraph (2)(b) below shall occur, the Trustee may terminate GMACM without the


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consent of the Owners. For all purposes of determining "cause" with respect to termination of this Agreement or the rights of GMACM hereunder, such term shall mean termination upon the occurrence of any of the following events which is not cured within any applicable cure period specified below:

            (1) Any failure by GMACM to remit to the Trustee any payment other than Servicing Advances or Monthly Advances required to be made by GMACM under the terms of this Agreement which continues unremedied for a period up to one Business Day;

            (2) The failure by GMACM to make (a) any required Servicing Advance which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to GMACM by the Trustee or (b) any required Monthly Advance by the day that such Monthly Advance is required to be paid as provided herein, provided, however, isolated and infrequent failures by GMACM to pay any de minimis portion of any Monthly Advance when required shall not be a termination event for cause for GMACM;

            (3) Any failure on the part of GMACM to duly observe or perform in a material respect any other of the covenants or agreements on the part of GMACM contained in this Agreement or the breach by GMACM of any representation and warranty contained in this Agreement, which continues unremedied for a period of thirty
                  (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to GMACM by the Trustee or the Depositor; provided, however, that if GMACM can demonstrate to the reasonable satisfaction of the Depositor that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Depositor (which approval shall not be subject to unreasonable conditions or unreasonably withheld);

            (4) A decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar Law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against GMACM and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;


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            (5)   GMACM shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to it or of or relating to all or substantially all of its property;

            (6) GMACM shall admit in writing to its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

            (7) (a)For so long as GMACM shall remain a Servicer hereunder, failure by GMACM to maintain at all times a minimum net worth of at least $25,000,000, or (b) failure by GMACM to meet at all times any equity, net worth, capitalization and other eligibility or licensing requirements for servicers required under applicable Law, or as otherwise required by Fannie Mae or Freddie Mac, which failure in any case continues for a period of one (1) Business Day;

            (8) Entry of any cease and desist order or similar order or directive issued against GMACM or any of its Affiliates by any regulator of GMACM which order remains in effect longer than 180 days and which materially and adversely affects the Mortgage loans or the interests of Certificateholders;

            (9) GMACM attempts to assign its right to servicing compensation hereunder or GMACM attempts, without the consent of the Depositor and the Trustee, to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement;

            (10) Fitch reduces the servicing rating or special rating of GMACM, as applicable, by two or more servicing rating levels at any point in time during a consecutive twelve month period or the servicing rating is "RSS4" or lower, Moody's reduces its servicer rating or special servicing rating of GMACM, as applicable, by two or more servicing rating levels at any point in time during a consecutive twelve month period or the servicing rating is "SQ4" or lower, Standard & Poor's reduces its servicer rating or special servicing rating of GMACM, as applicable, by two or more servicing rating levels at any point in time during a consecutive twelve month period or to a "below average" level or lower; or


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            (11)  GMACM fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Property securing a GMACM Mortgage Loan is located.

            GMACM shall provide prompt notice to the Trustee and the Depositor upon learning of any of the foregoing events.

            (c) Reserved.

            (d) GMACM shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable Law or are in material conflict by reason of applicable Law with any other activities carried on by it, the other activities of GMACM so causing such a conflict being of a type and nature carried on by GMACM at the date of this Agreement. Any such determination permitting the resignation of GMACM shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Depositor and the Trustee, which opinion shall be at the expense of GMACM.

            (e) No removal or resignation of GMACM shall become effective until
(1) the Trustee or other successor Servicer shall have assumed the responsibilities and obligations of GMACM in accordance with this Section 8.17(e) and (2) upon the termination of GMACM pursuant to Section 8.17(a), GMACM shall have been reimbursed by the Trust for all unreimbursed Advances and all unpaid Servicing Compensation and shall have been paid the termination fee set forth in Section 8.18(d).

            (f) Reserved.

            (g) In addition, the Depositor may terminate any rights GMACM may have hereunder with respect to the GMACM Mortgage Loans as separately agreed in writing by the Depositor and GMACM.

            (h) Upon removal or resignation of GMACM, GMACM at its own expense (except in the event of a removal other than for cause, in which case it shall be an expense of the removing party) also shall promptly deliver or cause to be delivered to the Trustee or other successor Servicer, as directed in writing by the Trustee, all Records and Mortgage Loan Documents related to the GMACM Mortgage Loans.

            (i) Any Collections then being held by GMACM prior to its removal and any Collections received by GMACM after removal or resignation shall be endorsed by it to the Trustee and remitted directly and immediately to the Trustee or the successor Servicer.

            (j) If GMACM is being removed or is resigning pursuant to clause (d) above, GMACM (or, in the absence of such notice, the Trustee) shall give notice to the Mortgagors, the Depositor and the Rating Agencies of the transfer of the servicing to the successor Servicer. In addition, the Trustee (or the Depositor, in the case of a proposed removal pursuant to Section 8.17(c) or (f)), shall give prompt notice to the Rating


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Agencies and the Depositor of any formal action taken in furtherance of the removal of GMACM .

            (k) If GMACM is removed by the Depositor or the Trustee or resigns pursuant to clause (d) above, GMACM shall be entitled to reimbursement of all unreimbursed Advances and unpaid Servicing Compensation in accordance with
Section 8.18(d).

            (l) The Trustee shall give notice to the Owners, the Depositor and the Rating Agencies of the occurrence of any event described in Section 8.17(a) or (b) of which an Authorized Officer of the Trustee is aware.

            8.18 SUCCESSOR SERVICERS.

            (a) Appointment of Successor. On and after a termination of GMACM, as a Servicer hereunder or a resignation of GMACM as evidenced by an opinion of counsel as described in Section 8.17(d), then the Trustee, within sixty (60) days of the occurrence of such event, shall have a successor Servicer in place to be the successor in all respects to GMACM, as the case may be, in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and such successor Servicer shall be subject to all the responsibilities, duties and liabilities relating thereto placed on GMACM by the terms and provisions hereof; provided, however, that the successor Servicer shall not be liable for any actions of GMACM prior to its appointment as successor Servicer. The Trustee (x) may solicit bids for a successor Servicer as described in Section 8.18(b), and (y) pending the appointment of a successor Servicer, shall serve as Servicer in the event of the removal or resignation of any GMACM. Notwithstanding the foregoing, the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of GMACM to make Monthly Advances, Servicing Advances and to pay Compensating Interest with respect to the relevant Mortgage Loans and the Trustee will assume the other duties of GMACM as soon as practicable, but in no event later than sixty (60) days after the Servicer Termination Date. If the Trustee assumes the responsibilities of GMACM pursuant to this Section 8.18, then the Trustee will make reasonable efforts consistent with applicable Law to obtain qualification in order to perform its obligations as Servicer under this Agreement or, alternatively, shall retain an agent that is so licensed, qualified and in good standing in any such state. Notwithstanding the foregoing, the Trustee, in its capacity as successor Servicer shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

            If the Trustee serves as successor Servicer, then the Trustee in such capacity shall not be liable for any servicing of the Mortgage Loans prior to its date of appointment as Servicer.

            Any successor Servicer or the Trustee shall be reimbursed for all reasonable costs and expenses incurred in connection with the appointment of the successor Servicer and the replacement of GMACM which reimbursement shall be paid (1) if the termination is for cause or pursuant to Section 8.17(b), first, by the predecessor


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Servicer, but only the cost of deconversion and transfer of Servicing Files, and second, to the extent that costs and expenses are not reimbursed within 30 days of demand therefor or reimbursable by the predecessor Servicer, as a Trust Expense, from amounts in the related Collection Account, and (2) if the termination is without cause, pursuant to Section 8.17(a), by the Depositor.

            (b) (i) If the Trustee is required to act as the successor Servicer it shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or for first and second mortgage loans and having equity of not less than $10,000,000 (or such lower level as may be acceptable to the Trustee), as determined in accordance with generally accepted accounting principles and acceptable to the Trustee and the Depositor, as the successor to GMACM hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of GMACM hereunder.

            (ii) In the event the Trustee solicits bids as provided above, the Trustee shall solicit, by public announcement at least once in The American Banker and such other publications as reasonably selected by the Trustee as directed by the Depositor, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Compensation as servicing compensation but only with respect to the GMACM Mortgage Loans as reduced by the obligation to pay Compensating Interest. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party approved by the Depositor submitting the highest satisfactory bid as to the price they will pay to obtain servicing. The Trustee shall deduct from any sum received by the Trustee from the successor Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Trustee or the Trust from the relevant predecessor Servicer shall be paid by the Trustee to the relevant predecessor Servicer at the time of such sale, transfer and assignment to the successor Servicer.

            (iii) The Trustee, upon assuming the duties of GMACM hereunder, shall immediately make all Monthly Advances which GMACM was required to make hereunder and has theretofore failed to remit with respect to the GMACM Mortgage Loans and deposit them into the relevant Collection Account; provided, however, that if the Trustee is acting as successor Servicer, the Trustee shall only be required to make Monthly Advances (including the Monthly Advances described in this clause (b)(iii)) if, in the Trustee's reasonable good faith


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      judgment, such Monthly Advances will ultimately be recoverable from the applicable Mortgage Loans.

            (c) Successor Servicer Compensation. The compensation of any successor Servicer (including, without limitation, the Trustee) so appointed shall be an amount up to the aggregate Servicing Fee with respect to the Mortgage Loans serviced by the predecessor Servicer, together with the other Servicing Compensation provided herein.

            (d) Termination Fee to Prior Servicer. In the event GMACM is terminated in whole or in part without cause pursuant to Section 8.17(a), such prior Servicer shall be entitled to receive a termination fee equal to $20 per each applicable Mortgage Loan. Upon termination or removal of GMACM, for any reason such prior Servicer shall be entitled to payment, within thirty (30) days of the delivery of notice of such termination, of any unpaid Servicing Compensation with respect to the GMACM Mortgage Loans and reimbursement of all expenses, including unreimbursed Advances relating to such GMACM Mortgage Loans made under this Agreement, to the date of termination; provided, however, that no termination fee or other liquidated or other damages shall be payable to the prior Servicer if it is terminated for cause pursuant to Section 8.17(b). The termination fee shall be an obligation of the Depositor and not of the Trust or the Trustee.

            (e) Effectiveness of Appointment. Neither the Trustee nor any other successor Servicer, as applicable, shall be held liable by reason of any failure to make, or any delay in making, any payment or distribution hereunder or any portion thereof caused by (i) the failure of the prior Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the prior Servicer hereunder. No appointment of a successor to GMACM hereunder shall be effective until the Depositor and the Trustee shall have consented thereto.

            8.19 INSPECTIONS OF SERVICERS; ERRORS AND OMISSIONS INSURANCE.

            The Trustee, the Depositor, any Class X Certificateholder or any agents thereof shall have the right, at its own expense and during normal business hours upon reasonable prior notice, to review any and all of the books, records, or other information of GMACM which may be relevant to such Person's ability to confirm that GMACM is complying with its obligations to service the GMACM Mortgage Loans in accordance with the terms of this Agreement. In order to discuss such books, records or other information, GMACM shall make personnel available who are knowledgeable about such matters to such Persons or their respective designees. GMACM shall provide the above parties or any agents of any of them (1) during normal business hours with on-line, read-only access to such Servicer's servicing system and loan records, and (2) hard or electronic copies of books, records, and other information as reasonably requested by such Persons. Each of the Trustee and the Depositor shall reimburse the reasonable out-


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of-pocket expenses incurred by GMACM in connection with any request pursuant to this Section 8.19 from amounts on deposit in the Certificate Account. Each of the Trustee, the Depositor and the Class X Certificateholder shall maintain the confidentiality of all such information, shall use all information only in connection with this Agreement, and will comply with all applicable laws with respect thereto, including without limitation, Subtitle A of Title V of the Gramm-Leach-Bliley Act.

            GMACM agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by the Fannie Mae Guide or any successor provision thereof; provided, however, that if the Trustee shall become the Servicer, any customary insurance coverage that the Trustee maintains shall be deemed sufficient hereunder; provided, further, that in the event that the fidelity bond or the errors and omissions coverage is no longer in effect, the Trustee shall promptly give such notice to the Depositor and the Owners. Upon the request of the Trustee, the Depositor or the Majority Class X Certificateholder or GMACM shall cause to be delivered to such requesting Person a certified true copy of such fidelity bond or errors and omission policy.

            8.20 NON-SOLICITATION.

            GMACM agrees that, after the Closing Date, it will not take any action to solicit the refinancing of any Mortgage Loan other than a Mortgage Loan that is more than 60 days Delinquent. It is understood and agreed that promotions undertaken by GMACM or any Affiliate of GMACM which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements, messaging in GMACM's telephone voice response system, monthly account statements, or web page, or from servicing the refinancing needs of a Mortgagor related to a GMACM Mortgage Loan who, without solicitation, contacts GMACM in connection with the refinance of such Mortgage or GMACM Mortgage Loan, shall not constitute solicitation under this Section 8.20. Notwithstanding anything to the contrary, this Section 8.20 shall not prohibit any of GMACM from soliciting any Mortgagor related to a GMACM Mortgage Loan to provide other services including but not limited to credit cards, insurance investments and banking related services.

            8.21 MAJORITY CLASS X CERTIFICATEHOLDER PURCHASE RIGHT.

            The Majority Class X Certificateholder shall have the right and the option, but not the obligation, for administrative convenience, to purchase for its own account any Mortgage Loan (i) which becomes a Defaulted Mortgage Loan or
(ii) as to which there exists a defect in the documentation comprising the Custodial File, which defect the applicable Seller fails to remedy in accordance with the relevant Sale Agreement and such defect materially and adversely affects the interest of the Owners in such Mortgage Loan. Any such Mortgage Loan so purchased shall be purchased by the Majority Class X Certificateholder on a Remittance Date at a purchase price equal to the Loan Purchase


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Price thereof, which purchase price shall be paid to the Trustee for deposit into the Certificate Account as provided herein. Any such purchase pursuant to clause (ii) of the preceding sentence shall occur within 90 days of the Trustee's notice of such defect if the defect would prevent the Mortgage Loan from being a Qualified Mortgage.

            8.22 PERIODIC FILINGS.

            (a) The Depositor shall prepare or cause to be prepared the initial post closing filing of material agreements on Form 8-K. Thereafter, within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K with a copy of the statement to the Securityholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2004, the Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust, if applicable. Prior to March 31, 2004, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.

            (b) The Trustee and GMACM shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Trustee shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder, and the Trustee shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Depositor, if an officer of the Depositor signs the Certification pursuant to paragraph (c) of this Section 8.22, or otherwise on behalf of the Trust. In the event the Trustee is signing on behalf of the Depositor pursuant to the preceding sentence, the Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of either (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust. Notwithstanding the foregoing, the Trustee shall prepare such Form 10-K to be signed by the Depositor and the Depositor shall sign such form unless the Securities and Exchange Commission has indicated that it will accept a Certification signed by the Depositor where the related Form 10-K is signed by the Trustee on behalf of the Depositor.

            (c) Each Form 8-K shall be filed by the Trustee within 15 days after each Distribution Date, including a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission), the Trustee shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's


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interpretations. Such Form 10-K shall include as exhibits the Servicers' annual statement of compliance described under Section 8.13 and the accountant's report described under Section 8.14, in each case to the extent they have been timely delivered to the Trustee. If they are not so timely delivered, the Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit E (the "Certification"), which shall, except as described below, be signed by the senior officer of the Depositor in charge of securitization.

            (d) The Trustee shall provide a certification (in the form attached hereto as Exhibit E-1 and executed by a Responsible Officer of the Trustee) for the benefit of the Depositor and its officers, directors and Affiliates in respect of items 1 through 3 of the Certification (provided, however, that the Trustee shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K), and each Servicer shall sign a certification (in the form attached hereto as Exhibit E-2) for the benefit of the Depositor, the Trustee and their officers, directors and Affiliates in respect of items 4 and 5 of the Certification. Each such certification shall be delivered to the Depositor and the Trustee by March 1st of each year (or if not a Business Day, the immediately preceding Business Day). The Certifications attached hereto as Exhibits E-1 and E-2 shall be delivered to the Depositor by March 25th of each year (or if not a Business Day, the immediately preceding Business Day). In addition, (i) the Trustee shall indemnify and hold harmless the Depositor and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee's obligations under this Section 8.22(d) or the Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) GMACM shall indemnify and hold harmless the Depositor, the Trustee and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of GMACM's obligations under this Section 8.22(d) or such Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then (i) the Trustee agrees in connection with a breach of the Trustee's obligations under this Section 8.22(d) or the Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trustee on the other and (ii) GMACM agrees that it shall contribute to the amount paid or payable by the Depositor and/or the Trustee as a result of the losses, claims, damages or liabilities of the Depositor and/or the Trustee in such proportion as is appropriate to reflect the relative fault of the Depositor or the Trustee, as the case may be, on the one hand and GMACM on the other


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in connection with a breach of GMACM's obligations under this Section 8.22(d) or
GMACM's negligence, bad faith or willful misconduct in connection therewith.

            (e) Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.


            8.23 CREDIT REPORTING; GRAMM-LEACH-BLILEY ACT.


            (a) With respect to each GMACM Mortgage Loan, GMACM shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on the related Mortgagor credit files to Equifax, Experian, and TransUnion Credit Information Company (three of the credit repositories), on a monthly basis.

            (b) GMACM shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the GMACM Mortgage Loans and the related borrowers and shall provide all disclosures required of a servicer thereunder.

            8.24 FORECLOSURE RESTRICTIONS.

            GMACM shall not acquire any Mortgaged Property on behalf of any REMIC created hereunder in connection with a default or imminent default on a Foreclosure Restricted Mortgage Loan, if acquiring title to such Mortgaged Property would cause the aggregate adjusted basis, for federal income tax purposes, of such Mortgaged Properties owned by the related REMIC after foreclosure, along with any other assets owned by the related REMIC and serviced by GMACM, other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code, to exceed 0.75% of the aggregate adjusted basis of the assets of the related REMIC serviced by GMACM. If the aggregate adjusted basis of REO Properties acquired by the Trust in respect of Foreclosure Restricted Mortgage Loans, along with any other assets owned by the related REMIC and serviced by GMACM, other than "qualified mortgages" and "permitted investments" with the meaning of Section 860G of the Code, exceed 1.0% of the aggregate adjusted basis of the assets of the related REMIC serviced by GMACM immediately after the distribution of principal and interest on any Distribution Date, GMACM will dispose of enough of such REO Properties acquired by the Trust in respect of Foreclosure Restricted Mortgage Loans, for cash or otherwise, so that the aggregate adjusted basis of such REO Properties, along with any other assets owned by the related REMIC serviced by GMACM, other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code, will be less than 1.0% of the adjusted basis of the assets of the related REMIC serviced by GMACM. In either event, GMACM is permitted to acquire, for its own account and not on behalf of the Trust, a Mortgaged Property relating to a Foreclosure Restricted Mortgage Loan at the related foreclosure sale for an amount not less than the greater of:


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(i) the highest amount bid by any other person at the foreclosure sale, or (ii)
the estimated fair value of such Mortgaged Property, as determined by GMACM in good faith.

                                   ARTICLE IX
                                    RESERVED

                                    ARTICLE X

                              TERMINATION OF TRUST

            10.01 TERMINATION OF TRUST.

            The Trust created hereunder and all obligations created by this Agreement will terminate upon the payment to the holders of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the latest to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected as described below. To effect a termination of this Agreement pursuant to clause (c) above, the holders of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of each REMIC to adopt a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Depositor and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining holders of the Certificates each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation. In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of Saint James, living on the date hereof. The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in Section 12.05.

            10.02 TERMINATION UPON OPTION OF CERTIFICATEHOLDERS.


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            The Majority Class X Certificateholder may, but shall not be obligated to, purchase from the Trust or cause the sale by the Trust of all but not less than all of the remaining Mortgage Loans in the Trust, thereby retiring the Offered Certificates, whenever the Pool Balance is equal to or less than 10% of the Original Pool Balance by furnishing notice to the Trustee and GMACM at least four Business Days preceding such Distribution Date. The purchase price for the Mortgage Loans shall be a price equal to the greater of (i) the aggregate fair market value of the Mortgage Loans and other assets of the Trust and (ii) the Pool Balance plus all accrued unpaid interest thereon through the Due Date in the Due Period in which such purchase occurs plus the fair market value of all REO Properties in the Trust, plus, without duplication, the amount of all outstanding Advances (and interest thereon, if required to be paid pursuant to this Agreement) and all unpaid Servicing Compensation. If such remaining Mortgage Loans are not purchased from the Trust on the Optional Termination Date, then the Step-Up Rate applicable to (a) the Class A-1, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates shall equal the lesser of (i) LIBOR plus 1.400%, 1.350%, 2.925%, 6.000%, 6.375% and 6.375%, respectively, during each Accrual Period relating to all subsequent Distribution Dates and (ii) the WAC Cap.

            10.03 TERMINATION UPON LOSS OF REMIC STATUS.

            At any time on or after the date which is thirty (30) calendar days following a Final Determination the holders of a majority in Percentage Interests represented by the Class A-1, Class M and Class B Certificates then Outstanding may direct the Trustee on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.

            Upon receipt of such direction from the Holders of the Class A-1, Class M and Class B Certificates, the Trustee shall notify the Holders of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The Holders of a majority of the Percentage Interests of the Class R Certificates then Outstanding may, within sixty (60) days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a purchase price equal to the Pool Balance as of the date of such purchase, plus (a) one month's interest on such amount at the Mortgage Rates, (b) the aggregate amount of any unreimbursed Advances (and interest thereon if required to be paid pursuant to this Agreement) and Trust Expenses, and (c) any Monthly Advances which GMACM has theretofore failed to remit. If, during the Purchase Option Period, the holders of the Class R Certificates have not exercised the option described in the immediately preceding sentence, then upon the expiration of the Purchase Option Period in the event that the holders of the Class A-1, Class M Certificates and Class B Certificates have given the Trustee the direction described in clause (i) of the immediately preceding paragraph, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate,


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the distribution of the proceeds of the liquidation and the termination of this
Agreement occur no later than the close of the sixtieth (60th) day, or such later day as the holders of the Class A-1, Class M, and Class B Certificates shall permit or direct in writing, after the expiration of the Purchase Option Period.


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            10.04 DISPOSITION OF PROCEEDS.

            The Trustee shall, upon receipt thereof, deposit into the Collections Account the proceeds of any liquidation of the Trust Estate pursuant to this Article X as if they were collections on the Mortgage Loans.

            10.05 FINAL DISTRIBUTION ON THE CERTIFICATES. In connection with the termination of the trust as described in Section 10.01 or 10.02 hereof, the Trustee shall promptly send a Notice of Final Distribution to each Owner not later than the 15th day of the month of such final distribution. Such Notice of Final Distribution shall specify the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Owners.

            In the event such Notice of Final Distribution is given, each Servicer shall cause all funds in the relevant Collection Account, net of any amounts on deposit therein which shall be used to pay the Servicer any amounts due it pursuant to the terms of this Agreement, to be remitted to the Trustee for deposit in the Certificate Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Depositor or its designee the Custodial Files for the Mortgage Loans.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Owners of each Class of Certificates (after reimbursement of all amounts due the Servicers, the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 7.06, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificate), the Certificate Balance thereof plus for each such Class and the Class X Certificate accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to
Section 7.06, (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above and (iii) to the Class X Certificates, any Prepayment Penalities remitted by the Servicers with respect to the Mortgage Loans.


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            In the event that any affected Owner shall not surrender
Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Owners to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Owners concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

                                   ARTICLE XI

                                   THE TRUSTEE

            11.01 CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (B) the banking institution that is the Trustee shall serve as the Trustee at all times under this Agreement, and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Agreement. The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by a Servicer or the Depositor hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Owners of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactory corrected instrument.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:


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            (i) this subsection shall not be construed to limit the effect of
      Section 11.01(a);

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in Percentage Interest of the Certificates of the affected Class or Classes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates;

            (iv) Prior to the occurrence of an Event of Default of which an Authorized Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (v) The Trustee shall not be required to take notice or be deemed to have notice or knowledge or any default or Event of Default unless an Authorized Officer of the Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default; and

            (vi) The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust other than from funds available in the Certificate Account and (D) to confirm or verify the contents of any reports or certificates of any Servicer or any other Person delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.


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            (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 11.01(c).

            (d) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer or the Depositor under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, any Servicer in accordance with the terms of this Agreement.

            (e) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

            (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

            11.02 CERTAIN RIGHTS OF THE TRUSTEE.

            Except as otherwise provided in Section 11.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Depositor, or the holders of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

            (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate opinion of counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


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            (d) the Trustee may consult with counsel, and any advice or opinion of such counsel (selected in good faith by the Trustee) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care;

            (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates;

            (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

            (j) pursuant to the terms of this Agreement, the Servicers are required to furnish to the Trustee from time to time certain information and to make various calculations which are relevant to the performance of the Trustee's duties under this Agreement. The Trustee shall be entitled to rely in good faith on any such information and calculations in the performance of its duties hereunder, unless and until an Authorized Officer of the Trustee has actual knowledge, or is advised by any Owner (either in writing or orally with prompt written or telecopier confirmation), that such information or calculations is or are incorrect; and

            (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.


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            11.03 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF CERTIFICATES.

            The recitals and representations contained herein and in the Certificates, except any such recitals and representations made by the Trustee, shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, or any Mortgage Loan or document related thereto other than as to validity and sufficiency of its authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, either of the Sellers or any Servicers in respect of the Mortgage Loans or deposited into or withdrawn from the related Collection Account or the Certificate Account by the Depositor, any Servicer or either of the Sellers, and shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any tax returns for the Trust or to record this Agreement. The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless an Authorized Officer of the Trustee shall have received written notice thereof or an Authorized Officer has actual knowledge thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that no default has occurred.

            11.04 MAY HOLD CERTIFICATES.

            The Trustee, any Paying Agent, Registrar or any other agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee, any Paying Agent, Registrar or such other agent.

            11.05 MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by Law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Depositor and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity.

            11.06 COMPENSATION AND REIMBURSEMENT; NO LIEN FOR FEES.

            The Trustee shall receive compensation for fees and reimbursement for expenses pursuant to Sections 2.05 and 7.06. The Trustee shall have no lien on the Trust Estate for the payment of such fees and expenses.

            11.07 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.


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            There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by the United States of America, acceptable to the Depositor and having a deposit rating of at least "A2" by Moody's (or such lower rating as may be acceptable to Moody's), and deposit rating of "A" (and a short-term rating of "A-1" or better) by Standard & Poor's (or such lower rating as may be acceptable to Standard & Poor's). If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.07, it shall, upon the request of the Depositor, resign immediately in the manner and with the effect hereinafter specified in this Article XI.

            11.08 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article XI shall become effective until the acceptance of appointment by the successor trustee under Section 11.09.

            (b) The Trustee, or any trustee or trustees hereafter appointed, may resign from the duties and obligations hereby imposed on it by this Agreement at any time by giving sixty (60) days' prior written notice of resignation to the Depositor and by mailing notice of resignation by first-class mail, postage prepaid, to the Depositor, the Servicers and the Owners at their addresses appearing on the Register. Additionally, a copy of such notice shall be sent by the resigning Trustee to the Rating Agencies. Upon receiving notice of resignation, the Depositor shall promptly appoint a successor trustee or trustees acceptable to the Owners of a majority in Percentage Interest of the Offered Certificates then Outstanding) by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Depositor, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees. If no successor trustee shall have been appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a successor trustee. No resignation of the Trustee under this Section 11.08(b) shall become effective until the appointment of a successor trustee.

            (c) If at any time the Trustee shall cease to be eligible under
Section 11.07 and shall fail to resign after written request therefor by the Depositor, the Depositor may


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remove the Trustee and appoint a successor by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Depositor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            (d) The Owners of a majority of the Percentage Interests represented by the Class A-1 Certificates or, if the Class A-1 Certificates are not then Outstanding, by a majority of the Percentage Interests represented by the Class M Certificates, or if there are no Class A-1 Certificates or Class M Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class B Certificates), may at any time remove the Trustee and appoint a successor trustee acceptable to the Depositor by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Depositor and to the Servicer copies of the record of the act taken by the Owners, as provided for in Section 12.03. All expenses incurred by the Trustee in connection with its removal pursuant to this clause (d) shall be reimbursed to it from amounts on deposit in the Certificate Account within 30 days of request therefor.

            (e) If the Trustee fails to perform its duties in accordance with the terms of this Agreement, becomes ineligible pursuant to Section 11.07 to serve as Trustee, or becomes subject to any bankruptcy, insolvency, reorganization or similar proceedings under any law, the Depositor, with the consent of the Owners of a majority of the Percentage Interests represented by the Class A-1 Certificates, or, if the Class A-1 Certificates are not then Outstanding, by a majority of the Percentage Interests represented by the Class M Certificates, or if there are no Class A-1 Certificates or Class M Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class B Certificates), may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, signed by the Depositor duly authorized, one complete set of which instruments shall be delivered to the Trustee so removed and one complete set to the successor Trustee so appointed.

            (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Depositor shall promptly appoint a successor trustee acceptable to the Owners of a majority of the Percentage Interests represented by the Class A-1 Certificates or, if there are no Class A-1 Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class M Certificates (or if there are no Class A-1 Certificates or Class M Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class B Certificates). If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor trustee shall be appointed by act of the holders of a majority of the Percentage Interests represented by the Class A-1 Certificates then Outstanding, or, if there are no Class A-1 Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class M Certificates, or if there are no Class M Certificates then Outstanding, by such majority of the Percentage Interest represented by the Class B Certificates, the successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Depositor. If no successor trustee shall have been so


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appointed by the Depositor or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (g) The Depositor shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Servicers, the Rating Agencies and to the Owners as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

            11.09 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE.

            Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor on behalf of the Trust and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Depositor or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such Trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Depositor on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 11.09, the Depositor shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register. The Depositor shall send a copy of such notice to the Servicers and the Rating Agencies. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor trustee shall cause such notice to be mailed at the expense of the Trust.

            No successor trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this
Article XI.

            11.10 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF THE TRUSTEE.

            Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the


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corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article XI. In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

            11.11 REPORTING; WITHHOLDING.

            (a) The Trustee shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Tax Matters Person, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

            (b) As required by law or upon request of the Tax Matters Person and except as otherwise specifically set forth in subsection (a) above, the Trustee shall timely file all reports prepared by the Depositor and required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed by the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs. Furthermore, the Trustee shall report to the Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Trustee by the Depositor with respect to such allocation of expenses. The Trustee shall, upon request of the Depositor, collect any forms or reports from the Owners determined by the Depositor to be required under applicable federal, state and local tax laws.

            (c) The Depositor covenants and agrees that it shall provide to the Trustee any information necessary to enable the Trustee to meet its obligations under Section 11.11(a) and (b).

            (d) Except as otherwise provided, the Depositor shall have the responsibility for preparation of all returns, forms, reports and other documents referred to in this Section 11.11 and the Trustee's responsibility shall be to execute such documents.

            11.12 LIABILITY OF THE TRUSTEE.

            The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein. Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to the Depositor, either of the Sellers,


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any Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in the Certificate Account (except for any losses on obligations on which the bank serving as the Trustee is the obligor). In addition, the Depositor and the Trust covenant and agree to indemnify the Trustee, and when the Trustee is acting as Servicer, the Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable legal fees and expenses) of whatsoever kind arising out of or in connection with the performance by the Trustee of its duties hereunder other than those resulting from the willful misconduct, malfeasance, negligence or bad faith of the Trustee, and the Depositor shall pay all amounts not otherwise paid from the Trust pursuant to Sections 6.12 and
7.06. The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder. The provisions of this Section 11.12 shall survive the termination of this Agreement, the termination or resignation of the Trustee and the payment of the outstanding Certificates.

            11.13 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and reasonably acceptable to the Depositor to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in the case any event indicated in Section 8.17(b) shall have occurred and be continuing, the Trustee subject to reasonable approval of the Depositor alone shall have the power to make such appointment. No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.08 and no notice to Owners of the appointment of any co-Trustee or separate Trustee shall be required under Section 11.09.

            Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:


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            (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

            (ii) No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

            (iii) The Servicer, the Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 11.13. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

            Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

            11.14 APPOINTMENT OF CUSTODIAN

            The Trustee may, with the consent of the Depositor and the Rating Agencies, appoint one or more custodians to hold all or a portion of the Custodial File as agent for the Trustee by entering into a custodial agreement substantially in the form attached hereto as Exhibit K. The Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each custodian shall be a depository institutions subject


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to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Custodial File.

                                   ARTICLE XII

                                  MISCELLANEOUS

            12.01 Compliance Certificates and Opinions.

            Upon any application or request by the Depositor or the Owners to the Trustee to take any action under any provision of this Agreement, the Depositor or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

            Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (including one furnished pursuant to specific requirements of this Agreement relating to a particular application or request) shall include:

            (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

            (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            12.02 FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or


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opinion is based are erroneous. Any such certificate or opinion of an Authorized
Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Depositor or GMACM, stating that the information with respect to such factual matters is in the possession of the Depositor or GMACM, unless such Authorized Officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee, stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

            12.03 ACTS OF OWNERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Depositor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) The ownership of Certificates shall be proved by the Register.


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            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Certificate shall bind the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

            12.04 NOTICES, ETC. TO TRUSTEE.

            Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner or the Depositor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at the Corporate Trust Office.

            12.05 NOTICES AND REPORTS TO OWNERS; WAIVER OF NOTICES.

            Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. Notwithstanding the foregoing, if any Servicer is removed or resigns or the Trust is terminated, notice of any such events shall be made by overnight courier, registered mail or telecopy followed by a telephone call.

            Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Owner shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Where this Agreement provides for notice to any Rating Agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.


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            12.06 RULES BY TRUSTEE.

            The Trustee may make reasonable rules for any meeting of Owners.

            12.07 SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

            12.08 SEVERABILITY.

            In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            12.09 BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Depositor, the Underwriter and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

            12.10 LEGAL HOLIDAYS.

            In any case where the date of any Remittance Date, any Distribution Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Distribution Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

            12.11 GOVERNING LAW; SUBMISSION TO JURISDICTION.

            (a) In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the law of the State of New York.

            (b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court of the


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State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

            (c) Nothing contained in this Agreement shall limit or affect the right of the Depositor or any Servicer or any third-party beneficiary hereunder, as the case may be, to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Mortgage Loans against any Mortgagor in the courts of any jurisdiction.

            12.12 COUNTERPARTS.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            12.13 [RESERVED].

            12.14 AMENDMENT.

            (a) The Trustee, the Depositor and the affected Servicer may, at any time and from time to time, and without notice to or the consent of the Owners, amend this Agreement, subject to the provisions of Sections 12.16 and 12.17 for the purpose of (i) curing any ambiguity, correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or adding provisions hereto which are not inconsistent with the provisions hereof;
(ii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder including any amendments necessary to maintain REMIC status (iii) to correct, modify or supplement any provision contained in this Agreement which is inconsistent with any offering document used to sell the Offered Certificates, provided that such correction, modification or supplement made pursuant to this clause is consistent with such offering document; or (iv) for any other purpose, provided that in the case of this clause (iv) such amendment shall not adversely affect in any material respect any Owner. Any such amendment shall be deemed not to adversely affect in any material respect any Owner if there is delivered to the Trustee written notification from each Rating Agency that such amendment will not


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cause such Rating Agency to reduce, qualify or withdraw its then current rating assigned to any of the Class A-1 Certificates, the Class M Certificates or the Class B Certificates. Notwithstanding anything to the contrary herein, no such amendment shall change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Holder of a Certificate without the consent of the Holder of each such Certificate.

            (b) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to the Depositor and each Owner in the manner set forth in Section 12.05, and to the Rating Agencies.

            (c) The Rating Agencies shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

            (d) Prior to consenting to any amendment pursuant to this Section
12.14 the Trustee shall be entitled to receive and rely upon an opinion of counsel addressed to the Trustee from the party requesting such amendment stating that such amendment is authorized and permitted pursuant to this Agreement and a REMIC Opinion addressed to the Trustee and stating that such amendment shall not cause either REMIC to fail to qualify as a REMIC.

            12.15 PAYING AGENT; APPOINTMENT AND ACCEPTANCE OF DUTIES.

            The Trustee is hereby appointed Paying Agent. The Depositor may, subject to the eligibility requirements for the Trustee set forth in Section 11.08, appoint one or more other Paying Agents or successor Paying Agents.

            Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

            Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.02, that such Paying Agent will:

            (a) allocate all sums received for distribution to the Owners of Certificates of each Class for which it is acting as Paying Agent on each Distribution Date among such Owners in the proportion specified by the Trustee; and

            (b) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Owners entitled thereto until such sums shall be paid to such Owners or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.


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            Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent and signed by the Trustee.

            In the event of the resignation or removal of any Paying Agent other than the Trustee, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

            Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Depositor and the Owners by mailing notice thereof at their addresses appearing on the Register.

            12.16 REMIC STATUS.

            (a) The parties hereto intend that each REMIC shall constitute, and that the affairs of each REMIC shall be conducted so as to qualify it as a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent for each Trust REMIC and in such capacity it shall: (i) prepare or cause to be prepared and filed, in a timely manner, annual tax returns and any other tax return required to be filed by each Trust REMIC established hereunder using a calendar year as the taxable year for each Trust REMIC established hereunder; (ii) in the related first such tax return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of each Trust REMIC, for it to be treated as a REMIC; (iii) prepare and forward, or cause to be prepared and forwarded, to the Owners all information, reports or tax returns required with respect to each Trust REMIC as, when and in the form required to be provided to the Owners, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information as necessary in respect of the determination of the present value of anticipated excess inclusions as required under Treasury Regulation Section 1.860E-2(a)(6) and reports relating to "original issue discount" as defined in the Code based upon the prepayment assumption and calculated by using the "issue price" (within the meaning of Section 1273 of the Code) of the Certificates of the related Class; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this Section 12.16(a) is then required by the REMIC Provisions in order to maintain the status of REMIC II and REMIC I as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of applicable state or local tax law; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the Owners of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of each of REMIC II and REMIC I for this purpose), together with such additional information as may be required by such


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Form, and shall update such information at the time or times and in the manner required by the Code (and the Depositor agrees within 10 Business Days of the Closing Date to provide any information reasonably requested by the Servicer or the Trustee and necessary to make such filing); (vi) maintain such records relating to each of REMIC II and REMIC I as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a calendar year and on an accrual basis; (vii) represent the Trust or a REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust or a Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust or a Trust REMIC, and otherwise act on behalf of the Trust or a Trust REMIC therein in relation to any tax matter involving the Trust or the Trust REMIC therein; (viii) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 12.16, including, without limitation, providing all notices and other information to the Internal Revenue Service and Owners of Residual Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations thereunder; and (ix) make available information necessary for the computation of any tax imposed (A) on transferors of residual interests to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by or treated as held by a Disqualified Organization. The obligations of the Trustee or such other agent designated by the Tax Matters Person pursuant to this Section 12.16 shall survive the termination or discharge of this Agreement.

            The Depositor, the Trustee and GMACM each covenant and agree that each shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, such action or omission (as the case may be) would cause the termination of the REMIC status of REMIC II or REMIC I or the imposition of tax on REMIC II or REMIC I or any other portions of the Trust (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement). The Depositor and Trustee further each covenant and agree to cause GMACM not to take or engage in any such action or omission described in the preceding sentence to the extent the Depositor and/or the Trustee are aware of any such proposed action or omission by GMACM. Notwithstanding any provision of this paragraph to the contrary, the Trustee shall not be required to take any action that the Trustee in good faith believes to be inconsistent with any other provision of this Agreement, nor shall the Trustee be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and the Trustee shall have no responsibility or liability with respect to any act or omission of the Depositor or a Servicer which does not enable the Trustee to comply with any of clauses (i) through (vi) of the second sentence of the first paragraph of this Section 12.16(a) or which results in any action contemplated by clauses (i) through (iii) of the next succeeding sentence. In this regard the Depositor, the Trustee and GMACM each covenant and agree that each shall (i) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the party seeking such action shall have delivered to the Trustee an REMIC Opinion addressed to the Trustee (at


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such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject REMIC II or REMIC I to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or
(C) cause either REMIC II or REMIC I to fail to qualify as a REMIC; and (ii) exercise reasonable care not to allow the Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause) and (iii) not permit the creation of any "interests," within the meaning of the REMIC Provisions, in REMIC II other than the REMIC Regular Interests and the Class R-1 Interest or in REMIC I other than the REMIC I Regular Interests or the Class R Certificate. Neither GMACM or the Depositor shall be responsible or liable for any failure by the Trustee to comply with the provisions of this Section 12.16. The Depositor and GMACM shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's or GMACM's control (other than any confidential information) that is reasonably necessary to enable the Trustee to perform its duties under this Section 12.16.

            (b) Each Trust REMIC shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

            (c) Except as otherwise permitted by Section 7.04, no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article X).

            (d) Neither the Depositor nor the Trustee shall enter into any arrangement by which the Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, other than as expressly contemplated by this Agreement.

            (e) Notwithstanding the foregoing Sections 12.16(c) and (d), the Trustee shall not engage in any of the transactions prohibited by such clauses, unless the Trustee shall have received a REMIC Opinion addressed to the Trustee (and in no event at the Trustee's expense) to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for a Trust REMIC; provided, however, that such transaction is otherwise permitted under this Agreement.

            (f) Each of GMACM and the Tax Matters Person agree to indemnify the Trust for any tax imposed on the Trust or a Trust REMIC as a result of their negligence.

            12.17 ADDITIONAL LIMITATION ON ACTION AND IMPOSITION OF TAX ON THE TRUST REMICS.

            Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained a REMIC Opinion to the effect that such transaction does not result in a tax imposed on the Trust or a Trust REMIC or cause a termination of REMIC status for a Trust REMIC, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Closing Date or (iii) agree to any modification of this Agreement. Any taxes imposed on any net income from foreclosure


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property pursuant to Code Section 860G(d) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related Liquidated Loan in determining Net Liquidation Proceeds with respect to the Liquidated Loan (and until such taxes are paid, GMACM from time to time shall withdraw from the Collection Account and transfer to the Trustee amounts reasonably determined by the Trustee to be necessary to pay such taxes, which the Trustee shall maintain in a separate, non-interest-bearing account, and the Trustee shall deposit in the related Collection Account the excess determined by the Trustee from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom; provided that any such tax imposed on net income from foreclosure property that exceeds the amount in any such reserve shall be retained from available funds as provided in Section 8.04(c) and the next sentence. Except as provided in the preceding sentence, the Trustee is hereby authorized to and shall retain or cause to be retained from the related Collection Account in determining the amount of available funds sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by REMIC II or REMIC I (but such authorization shall not prevent the Trustee from contesting, at the expense of the Trust, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of any tax, including interest, penalties or assessments, additional amounts or additions to tax, the Trustee is hereby authorized to and shall segregate, into a separate non-interest bearing account, the net income from any such Prohibited Transactions of a Trust REMIC and use such income, to the extent necessary, to pay such tax (and return the balance thereof, if any, to the REMIC I Distribution Account or the REMIC II Distribution Account, as the case may be); provided that, to the extent that any such income is paid to the Internal Revenue Service, the Trustee shall retain from future amounts otherwise distributable to the Owners of the Class R Certificates and shall distribute such retained amounts to the Owners of Offered Certificates to the extent they are fully reimbursed and then to the Owners of the Class R Certificates. If any tax, including interest penalties or assessments, additional amounts or additions to tax, is imposed on the Trust, such tax shall be charged against amounts otherwise distributable to the owners of the Class R Certificates. Neither GMACM nor the Trustee shall be responsible for any taxes imposed on REMIC II or REMIC I except to the extent in either case that such tax is attributable to a breach of a representation or warranty of GMACM or the Trustee or an act or omission of GMACM or the Trustee in contravention of this Agreement. Notwithstanding anything in this Agreement to the contrary, in each such case, GMACM shall not be responsible for the Trustee's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of GMACM.

            12.18 TAX MATTERS PERSON.

            The Holders of the Class R Certificates shall be the Tax Matters Person of REMIC II and REMIC I, respectively, pursuant to Treasury Regulations
Section 1.860F-4(d). The Trustee shall act as attorney-in-fact and agent for the Tax Matters Person of each of REMIC II and REMIC I, and each Holder of the Class R Certificate, by acceptance thereof, is deemed to have consented to the Trustee's appointment in such


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capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Trustee in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Estate.

            12.19 NOTICES.

            All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

            Trustee:               JPMorgan Chase Bank
                                   4 New York Plaza
                                   6th Floor
                                   New York, NY 10004
                                   Attention: Institutional Trust Services/
                                              Structured Finance Services,
                                              GSRPM 2003-2
                                   Fax: (212) 623-5930

            Depositor:             GS Mortgage Securities Corp.,
                                   One New York Plaza, 37th Floor
                                   New York, NY 10004
                                   Attention: Legal Department
                                   Tel: (212) 902-0940
                                   Fax: (212) 428-1812

            GMACM:                 GMACM Capital Corp.
                                   100 Witmer Road
                                   Horsham, Pennsylvania, 19044
                                   Attention: General Counsel
                                   Tel: (215) 682-3295
                                   Fax: (215)-682-1467

            Standard & Poor's:     Standard & Poor's Ratings Group
                                   55 Water Street, 41st Floor
                                   New York, New York 10041
                                   Attention: Residential Mortgage Surveillance
                                              Group
                                   Tel: (212) 438-2000
                                   Fax: (212) 438-2664

            Moody's                Moody's Investor Service, Inc.
                                   99 Church Street
                                   New York, New York 10007
                                   Attention: The Mortgage Monitoring Department
                                   Tel: (212) 553-0300
                                   Fax: (212) 553-4773


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            Underwriter:           Goldman Sachs & Co.
                                   One New York Plaza
                                   37th Floor
                                   New York, NY 10004
                                   Attention: Legal Department
                                   Tel: (212) 902-0940
                                   Fax: (212) 428-1812


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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                          GS MORTGAGE SECURITIES CORP.,
                                               as Depositor


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          GMAC MORTGAGE CORPORATION,
                                               as a Servicer


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          JPMORGAN CHASE BANK,
                                               as Trustee


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE I

                           SCHEDULE OF MORTGAGE LOANS

   [This Schedule is maintained by the Trustee at the Corporate Trust Office.]

                                                                     EXHIBIT A-1

                          [FORM OF OFFERED CERTIFICATE]

                    GSRPM MORTGAGE PASS-THROUGH CERTIFICATES,
                              SERIES 2003-2, CLASS

[THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.] (1)

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST AND SERVICING AGREEMENT REFERRED TO BELOW.] (2)

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOAN IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS IN RESPECT OF THIS CERTIFICATE ARE DISTRIBUTABLE AS SET FORTH IN THE TRUST AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING CERTIFICATE

----------
(1)   Include in Class M and Class B Certificates.

(2)   Include in Global Certificates.


                                      A1-1

BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

[THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ENTITY THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE PURCHASER IS AN INSURANCE COMPANY THAT IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60) AND THAT THE CONDITIONS OF SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED OR THE OPINION OF COUNSEL IN SECTION 5.02 OF THE AGREEMENT HAS BEEN GIVEN] (3)

----------
(3)   Include in Class M and Class B Certificates.


                                      A1-2

                    GSRPM MORTGAGE PASS-THROUGH CERTIFICATES,
                              SERIES 2003-2, CLASS

Pass-Through Rate:  Before Optional Termination Date: [LIBOR +]o %
                    After Optional Termination Date: [LIBOR +]o %

First Distribution Date: September 25, 2003       Cut-off Date: August 1, 2003

Aggregate Initial Certificate Balance of
the Class Certificates:$. (4)                     Rated Final Distribution Date:
                                                  June 2033

CUSIP:

                                                  Initial Certificate Balance of
                                                  this Certificate:  $.

No.: .

            This certifies that _________ is the registered owner of a beneficial ownership interest in a Trust, including the distributions to be made with respect to the Class o Certificates. The Trust consists primarily of Mortgage Loans secured by certain residential first and second liens and certain other property held in trust by the Trustee. The Trust was created, and the Mortgage Loans are to be serviced or master serviced pursuant to the Trust and Servicing Agreement, dated as of August 1, 2003 (the "Trust and Servicing Agreement"), among GS Mortgage Securities Corp., as Depositor, GMACM Capital Corp., as a Servicer and JPMorgan Chase Bank, as Trustee. The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust and Servicing Agreement and is bound thereby. Also issued under the Trust and Servicing Agreement are the [Class A-1, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class X and Class R](5) Certificates (together with the Class o Certificates, the "Certificates"; the Holders of Certificates issued under the Trust and Servicing Agreement are collectively referred to herein as "Certificateholders").

            This Certificate is issued pursuant to, and in accordance with, the terms of the Trust and Servicing Agreement. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust and Servicing Agreement.

            Pursuant to the terms of the Trust and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final


----------
(4)   Insert appropriate amount, as set forth in Section 2.10(b).

(5)   Omit Class of which Certificate is a part.


                                      A1-3
distribution on any Certificate), on the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing September 25, 2003 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, which will be the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class o Certificates for such Distribution Date, all as more fully described in the Trust and Servicing Agreement.

            All distributions (other than the final distribution on any Certificate) will be made to the Persons entitled thereto by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

            This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust and Servicing Agreement.

            [As provided in the Trust and Servicing Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of Class M-1, Class M-2, Class B-1, Class B-2 and Class X Certificates before such losses will be borne by the Holders of the others classes of Certificates.](6)

            [This Certificate may not be purchased by or pledged, sold or otherwise transferred to any person that is or becomes an employee benefit plan or other plan or entity that is subject to Section 406 ERISA, or to Section 4975 of the Code, or any person acting on behalf of any such plan or using the assets of such plan to acquire this Certificate, unless such purchaser is an insurance company that is purchasing the Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95-60 and that the conditions of Sections I And III of PTCE 95-60 have been satisfied or the Opinion of Counsel in Section 5.02 of the Agreement has been given.] (7)

            This Certificate does not purport to summarize the Trust and Servicing Agreement, and reference is made to the Trust and Servicing Agreement for the interests,

----------
(6) Insert for Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

(7) Insert for Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.


                                      A1-4
rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

            As provided in the Trust and Servicing Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

            Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust and Servicing Agreement and for all other purposes whatsoever, and neither the Trustee, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

            The Trust and Servicing Agreement may be amended from time to time by the Depositor, the affected Servicer and the Trustee, without the consent of any of the Certificateholders, in certain circumstances specified in the Trust and Servicing Agreement.

            The Trust and Servicing Agreement provides that the respective obligations and responsibilities of GMACM, the Depositor, the Paying Agent and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust and Servicing Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

            Unless the Certificate of Authentication on this Certificate has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust and Servicing Agreement or be valid for any purpose.

            The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Trust and Servicing Agreement.


                                      A1-5

            IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated: ______________

                                            JPMORGAN CHASE BANK,
                                            not in its individual capacity but
                                            solely as Trustee


                                            By:
                                                --------------------------------
                                                Authorized Officer

                          Certificate of Authentication

            This is one of the Class Certificates referred to in the Trust and Servicing Agreement.

Dated: ______________

                                            JPMORGAN CHASE BANK,
                                            not in its individual capacity but
                                            solely as Trustee


                                            By:
                                                --------------------------------
                                                Authorized Officer


                                      A1-6

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

            I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:


_________________________________

_________________________________

_________________________________

Date: __________________

                                       Signature by or on behalf of
                                       Assignor(s):

                                              _________________________

                                       Taxpayer Identification Number: _________


                                      A1-7

                            DISTRIBUTION INSTRUCTIONS

            The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions: _____________________________________________________________.

            Distributions, if being made by wire transfer in immediately available funds, to ____________________ for the account of ___________________
account number ____________________.

            This information is provided by _________________________ the Assignee(s) named above, or ______________________________ as its (their) agent.


                                        By: ____________________________________
                                        [Please print or type name(s)]

                                        Title:__________________________________

                                        Taxpayer Identification Number:_________


                                      A1-8

                                                                     EXHIBIT A-2

                          [FORM OF CLASS X CERTIFICATE]

                    GSRPM MORTGAGE PASS-THROUGH CERTIFICATES,
                       SERIES 2003-2, CLASS X CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR ANY UNDERLYING MORTGAGE LOAN IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

PRINCIPAL PAYMENTS IN RESPECT OF THIS CERTIFICATE DISTRIBUTABLE AS SET FORTH IN THE TRUST AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW. ACCORDINGLY, THE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "Code"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE PURCHASER HAS PROVIDED THE OPINION LETTER SPECIFIED IN SECTION 5.02(B) OF THE TRUST AND SERVICING AGREEMENT.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE


                                      A2-1

INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.


                                      A2-2

                    GSRPM MORTGAGE PASS-THROUGH CERTIFICATES,
                             SERIES 2003-2, CLASS X

Pass-Through Rate: As determined in accordance with the Trust and Servicing Agreement

First Distribution Date: September 25, 2003   Cut-off Date: August 1, 2003

Aggregate Initial Certificate Balance of      Rated Final Distribution Date:
the Class X Certificate:  As determined       June 2033
in accordance with the Trust and Servicing
Agreement.

                                              Initial Certificate Balance of
                                              this Certificate: As determined in
                                              accordance with the Trust and
No.:  X-.                                     Servicing Agreement

            This certifies that ___________________. is the registered owner of a beneficial ownership interest in a Trust, including the distributions to be made with respect to the Class X Certificates. The Trust consists primarily of Mortgage Loans secured by residential second liens and certain other property held in trust by the Trustee. The Trust was created, and the Mortgage Loans are to be serviced or master serviced pursuant to the Trust and Servicing Agreement, dated as of August 1, 2003 (the "Trust and Servicing Agreement"), among GS Mortgage Securities Corp., as Depositor, GMACM Capital Corp., as a Service and JPMorgan Chase Bank, as Trustee. The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust and Servicing Agreement and is bound thereby. Also issued under the Trust and Servicing Agreement are the Class A-1, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class R Certificates (together with the Class X Certificate, the "Certificates"; the Holders of Certificates issued under the Trust and Servicing Agreement are collectively referred to herein as "Certificateholders").

            This Certificate is issued pursuant to, and in accordance with, the terms of the Trust and Servicing Agreement. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust and Servicing Agreement.

            Pursuant to the terms of the Trust and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing September 25, 2003 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, which will be the close of business on the Business Day immediately preceding the related Distribution Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then


                                      A2-3
distributable, if any, allocable to the Class X Certificates for such Distribution Date, all as more fully described in the Trust and Servicing Agreement.

            All distributions (other than the final distribution on any Certificate) will be made to the Persons entitled thereto by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

            This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust and Servicing Agreement.

            As provided in the Trust and Servicing Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class X Certificates before such losses will be borne by the Holders of the others classes of Certificates.

            This Certificate does not purport to summarize the Trust and Servicing Agreement, and reference is made to the Trust and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

            As provided in the Trust and Servicing Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

            Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust and Servicing Agreement and for all other purposes whatsoever, and neither the Trustee, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the


                                      A2-4
form attached to the Trust and Servicing Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel addressed to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee or has provided the opinion letter required by Section 5.02(b) of the Trust and Servicing Agreement.

            The Trust and Servicing Agreement may be amended from time to time by the Depositor, the affected Servicer and the Trustee, without the consent of any of the Certificateholders, in certain circumstances specified in the Trust and Servicing Agreement.

            The Trust and Servicing Agreement provides that the respective obligations and responsibilities of GMACM, the Depositor, the Paying Agent and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust and Servicing Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

            Unless the Certificate of Authentication on this Certificate has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust and Servicing Agreement or be valid for any purpose.

            The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Trust and Servicing Agreement.


                                      A2-5

            IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated: _______________

                                            JPMORGAN CHASE BANK,
                                            not in its individual capacity but
                                            solely as Trustee


                                            By:
                                                --------------------------------
                                                 Authorized Officer

                                            Certificate of Authentication


            This is one of the Class X Certificates referred to in the Trust and Servicing Agreement.

Dated:  _______________

                                            JPMORGAN CHASE BANK,
                                            not in its individual capacity but
                                            solely as Trustee


                                            By:
                                                --------------------------------
                                                 Authorized Officer


                                      A2-6

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

            I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:


_________________________________

_________________________________

_________________________________

Date: __________________

                                       Signature by or on behalf of
                                       Assignor(s):


                                       -------------------------------

                                       Taxpayer Identification Number: _________


                                      A2-7

                            DISTRIBUTION INSTRUCTIONS

            The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions: ________________________________________________________.

            Distributions, if being made by wire transfer in immediately available funds, to ______________________ for the account of ________________________ account number ____________________.

            This information is provided by ________________________ the Assignee(s) named above, or ________________________________ as its (their)
agent.

                                        By: ____________________________________
                                        [Please print or type name(s)]
                                        Title:__________________________________

                                        Taxpayer Identification Number:_________


                                      A2-8

                                   EXHIBIT A-3

                         [FORM OF RESIDUAL CERTIFICATE]

                    GSRPM MORTGAGE PASS-THROUGH CERTIFICATES,
                       SERIES 2003-2, CLASS Ro CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SERVICERS, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "Code"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE. A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.04 OF THE TRUST AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED TRANSFEREE (AS DEFINED IN THE TRUST


                                      A4-1

AND SERVICING AGREEMENT REFERRED TO HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC IN WHICH THIS CERTIFICATE CONSTITUTES THE RESIDUAL INTEREST AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE TRUST AND SERVICING AGREEMENT TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PERSON" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.


                                      A4-2

                    GSRPM MORTGAGE PASS-THROUGH CERTIFICATES,
                       SERIES 2003-2, CLASS Ro CERTIFICATE

Percentage Interest: 100%

CUSIP:

No.: .-1

            This certifies that ________________. is the registered owner of the "residual interest" (as defined in Section 860G(a)(1) of the Code) in REMIC [II] [I] designated pursuant to the Trust and Servicing Agreement (as defined below), including the distributions to be made with respect to the Class R Certificates. The Trust was created, and the Mortgage Loan is to be serviced, pursuant to the Trust and Servicing Agreement. The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust and Servicing Agreement and is bound thereby. Also issued under the Trust and Servicing Agreement are the Class A-1, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class X Certificates (the "Certificates"; the Holders of Certificates issued under the Trust and Servicing Agreement are collectively referred to herein as "Certificateholders").

            This Certificate is issued pursuant to, and in accordance with, the terms of a Trust and Servicing Agreement dated as of August 1, 2003 (the "Trust and Servicing Agreement"), among GS Mortgage Securities Corp., as Depositor, GMACM Capital Corp., as a Servicer and JPMorgan Chase Bank, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust and Servicing Agreement.

            The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Trust and Servicing Agreement.

            Pursuant to the terms of the Trust and Servicing Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing on September 25, 2003 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to the amount then distributable, if any, allocable to the Class o Certificate for such Distribution Date, all as more fully described in the Trust and Servicing Agreement.


                                      A4-3

            This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust and Servicing Agreement.

            This Certificate does not purport to summarize the Trust and Servicing Agreement, and reference is made to the Trust and Servicing Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

            As provided in the Trust and Servicing Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Certificate Registrar shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

            Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust and Servicing Agreement and for all other purposes whatsoever, and neither the Trustee, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

            No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Trust and Servicing Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel addressed to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee.

            The Trust and Servicing Agreement may be amended from time to time by the Depositor, the affected Servicer and the Trustee, without the consent of any of the


                                      A4-4

Certificateholders, in certain circumstances specified in the Trust and Servicing Agreement.

            The Trust and Servicing Agreement provides that the respective obligations and responsibilities of GMACM, the Depositor, the Paying Agent and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust and Servicing Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

            Unless the Certificate of Authentication on this Certificate has been executed by the Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust and Servicing Agreement or be valid for any purpose.

            The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Trust and Servicing Agreement.


                                      A4-5

            IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated:  ______________

                                             JPMORGAN CHASE BANK,
                                             not in its individual capacity but
                                             solely as Trustee


                                             By:
                                                 -------------------------------
                                                 Authorized Officer

                          Certificate of Authentication

            This is one of the Class o Certificates referred to in the Trust and Servicing Agreement.

Dated:  _______________

                                             JPMORGAN CHASE BANK,
                                             not in its individual capacity but
                                             solely as Trustee


                                             By:
                                                 -------------------------------
                                                 Authorized Officer


                                      A4-6

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

            I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:


________________________________

________________________________

________________________________

Date: __________________

                                       Signature by or on behalf of
                                       Assignor(s):


                                       ----------------------------

                                       Taxpayer Identification Number: _________


                                      A4-7

                            DISTRIBUTION INSTRUCTIONS

            The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions: ________________________________________________________.

            Distributions, if being made by wire transfer in immediately available funds, to __________________ for the account of _____________________
account number _____________________.

            This information is provided by _____________________________ the Assignee(s) named above, or _______________________________ as its (their)
agent.

                                       By: _____________________________________
                                       [Please print or type name(s)]

                                       Title: __________________________________

                                       Taxpayer Identification Number: _________


                                      A4-8

                                    EXHIBIT B

                          FORM OF INITIAL CERTIFICATION

[This Certification is maintained by the Trustee at the Corporate Trust Office.]

                                    EXHIBIT C

                            Form of Power of Attorney

                        Form of Limited Power of Attorney

      Pursuant to the Trust and Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "TSA"; capitalized terms not defined herein have the definitions assigned to such terms in the
TSA), dated as of August 1, 2003, among GS Mortgage Securities Corp., as depositor, GMAC Mortgage Corporation, as a servicer (the "Servicer"), and JPMorgan Chase Bank, a New York banking corporation, ("JPMorgan"), as Trustee, JPMorgan hereby appoints the Servicer as its true and lawful attorney-in-fact and in its name, place and stead to take the following designated actions with respect to any mortgage loan or real estate owned property (collectively, the "Mortgage Loans") relating to the GSRPM Mortgage Pass-Through Certificates, Series 2003-2 and subject to the TSA:

      1. To ask, demand, sue for, collect and receive all sums of money, debts or other obligations of any kind with respect to a Mortgage Loan which are now or shall after this date become due, owing or payable, or otherwise belong to the Trustee; to settle and compromise any of such debts or obligations that may be or become due to the Trustee; to endorse in the name of the Trustee for deposit in the appropriate account any instrument payable to or to the order of the Trustee; in each case with respect to a Mortgage Loan.

      2. To make demand(s) on behalf of the Trustee upon any or all parties liable on a Mortgage Loan; to declare defaults with respect to a Mortgage Loan; to give notices of intention to accelerate to give notices of acceleration and any other notices as Servicer deems reasonably necessary or appropriate; to post all notices as required by law and the documents securing a Mortgage Loan in order to foreclose such Mortgage Loan; to handle all aspects of foreclosure on behalf of the Trustee, including, but not limited to, conducting the foreclosure sale, bidding for the Trustee and executing all documents, including all deeds and conveyances, needed to effect such foreclosure sale and/or liquidation; to execute any documents or instruments necessary for the offer, listing, closing of sale, and conveyance of REO Property, including, but not limited to, grant, warranty, quit claim and statutory deeds or similar instruments of conveyance; to execute any documents or instruments in connection with any bankruptcy or receivorship of a mortgagor on a Mortgage Loan; to file suit and prosecute legal actions against all parties liable for amounts due under a Mortgage Loan, including but not limited to any deficiency amounts due following foreclosure; to take such other actions and exercise such rights which may be taken by Trustee under the terms of any Mortgage Loan, including, but not limited to, satisfaction, release, cancellation or discharge of mortgage, eviction, unlawful detainer, or similar dispossessory proceeding, sale, taking possession of, release of security instruments, realization upon all or any part of a Mortgage Loan or any collateral therefor or guaranty thereof; and to assign, convey, accept, or otherwise transfer Trustee's interest in any Mortgage Loan.

      3. To perform all other acts and do all other things as may be necessary or convenient to manage and service the Mortgage Loans under the terms of the TSA.

      This instrument is to be construed and interpreted as a Limited Power of Attorney regarding a Mortgage Loan. The enumeration of specific items, acts, rights and powers is not intended to, nor does it give rise to and it is not to be construed as a general power of attorney.

      The rights, powers and authority of the Servicer as attorney-in-fact of the Trustee under this Limited Power of Attorney shall commence on the date of execution hereof and shall remain in full force and effect as a limited and revocable power of attorney which may be revoked at any time in writing by the Trustee.

      This Limited Power of Attorney shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF the Trustee has hereunto caused this Limited Power of Attorney to be executed by its duly authorized representatives on this _____ day of January, 2003.

JPMorgan Chase Bank


By:
     -------------------------
Name:
Title:

WITNESS:                                        WITNESS:

By:                                             By:
     -------------------------                       -------------------------
Name:                                           Name:
Title:                                          Title:

STATE OF NEW YORK       )
                        ) ss
COUNTY OF NEW YORK      )

      On January ____, 2003, before me personally appeared _____________________, known to me to be a ________________________ of JPMorgan
Chase Bank, the New York banking association that executed the preceding Limited Power of Attorney and also known to me to be the person who executed it on behalf of said New York banking association, and acknowledged to me that such New York banking association executed the preceding Limited Power of Attorney.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the year and day in this certificate first written.



                                             -----------------------------------
                                                       Notary Public
                                                      [NOTARIAL SEAL]

                                    EXHIBIT D

                          [Form of Request for Release]

Loan Information

      Name of Mortgagor: _______________________________________________________

      Servicer
      Loan No.: ________________________________________________________________

Trustee

         Name:                  JPMorgan Chase Bank
         Address: ________________________________________, New York, New York

Custodian/Trustee
Mortgage File No.: _____________________________________________________________

Certificates: GSRPM Mortgage Pass-Through Certificates, Series 2003-2

            We the undersigned, as a Servicer, hereby acknowledges that it has received from JPMorgan Chase Bank, as trustee (the "Trustee") for the Holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-2, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Trust and Servicing Agreement dated as of August 1, 2003, among GS Mortgage Securities Corp., as depositor, GMACM Mortgage Corporation, as a Servicer and JPMorgan Chase Bank, as Trustee (the "Trust and Servicing Agreement").

Documents

[Servicer to identify documents with particularity below]

            GMACM hereby acknowledges and agrees as follows:

            (1) GMACM shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Trust and Servicing Agreement.

            (2) GMACM shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall GMACM assert or seek to assert any claims or rights of set-off to or against the Documents or any proceeds thereof.

            (3) GMACM shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the related Collection Account and except as expressly provided in the Trust and Servicing Agreement.

            (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of GMACM shall at all times be earmarked for the account of the Trustee, and GMACM shall keep the Documents and any proceeds separate and distinct from all other property in the possession, custody or control of GMACM.

                                               GMAC MORTGAGE CORPORATION
                                               By:  ____________________________
                                               Name:____________________________
                                               Title:___________________________

Date: _______________

                                    EXHIBIT E

                       FORM OF CERTIFICATION OF DEPOSITOR

                 GSRPM Mortgage Loan Trust 2003-2 (the "Trust")
                       Mortgage Pass-Through Certificates
                                  Series 2003-2

            I, [identify the certifying individual], certify that:

            1. I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of [the Trust;]

            2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

            3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicers under the trust and servicing agreement is included in these reports;

            4. Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the trus and servicing agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the trust and servicing agreement; and

            5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the trust and servicing agreement, that is included in these reports.

            In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:
            _____


Date:    _________________________


-------------------------------
[Signature]
[Title]

                                   EXHIBIT E-1

                           FORM OF CERTIFICATION TO BE
                               PROVIDED BY TRUSTEE

      Re: GSRPM Mortgage Loan Trust 2003-2 (the "Trust) and GSRPM Mortgage Pass-Through Certificates, Series 2003-2, issued pursuant to the Trust and Servicing Agreement, dated as of August 1, 2003 among GS Mortgage Securities Corp., as Depositor, GMAC Mortgage Corporation, as Servicer and JPMorgan Chase Bank, as Trustee

            The Trustee certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

            1. The Trustee has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report (collectively, the "Reports"), of the Trust;

            2. To the best of our knowledge, and to the extent information was provided to the Trustee by the Servicer, based solely on the information provided to us by the Servicer, the information in these Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

            3. To the best of our knowledge, the distribution or servicing information required to be provided to the Trustee by the Servicer under the Trust and Servicing Agreement for inclusion in these reports is included in these Reports;


Date: _________________________

JPMorgan Chase Bank, not in its individual capacity, but solely as Trustee

-------------------------------
[Signature]
[Title]

                                   EXHIBIT E-2

                           FORM OF CERTIFICATION TO BE
                        PROVIDED TO DEPOSITOR AND TRUSTEE

                 GSRPM Mortgage Loan Trust 2003-2 (the "Trust")
                       Mortgage Pass-Through Certificates
                                  Series 2003-2

            I, [identify the certifying individual], certify that:

            1. I am responsible for reviewing the activities performed by the servicer under the trust and servicing agreement and based upon my knowledge and the annual review required under that agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under that agreement; and

            2. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the trust and servicing agreement, that is included in these reports.


Date: _________________________


-------------------------------
[Signature]
[Title]

                                    Exhibit G

                           RESIDUAL TRANSFER AFFIDAVIT

                        GSRPM Mortgage Loan Trust 2003-2,
                Mortgage Pass-Through Certificates, Series 2003-2

STATE OF        )
                ) ss.:
COUNTY OF       )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Residual Certificate (the "Certificate") issued pursuant to the Trust and Servicing Agreement (the "Agreement"), dated as of August 1, 2003, by and among GS Mortgage Securities Corp., as depositor (the "Depositor"), GMAC Mortgage Corporation, as a servicer (a "Servicer") and JPMorgan Chase Bank, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Trustee.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is __________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

            12. Check one of the following:

            |_| The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

            (i) the present value of any consideration given to the Transferee to acquire such Certificate;

            (ii) the present value of the expected future distributions on such Certificate; and

            (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            |_| The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Certificate only to another
                  "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

            (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

            |_| None of the above.

            13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any Federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 20__.


                                                --------------------------------
                                                Print Name of Transferee


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

[Corporate Seal]

ATTEST:


-------------------------------
[Assistant] Secretary

            Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this ____ day of ___________, 20__.


                                                --------------------------------
                                                          NOTARY PUBLIC

                                                My Commission expires the __ day
                                                of _________, 20__

                                    EXHIBIT H

                         FORM OF TRANSFEROR CERTIFICATE

                                                                __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

JPMorgan Chase Bank, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Institutional Trust Services/Structured Finance Services; GSRPM Mortgage Pass-Through Certificates, Series 2003-2

      GSRPM Mortgage Loan Trust 2003-2, Mortgage Pass-Through Certificates,
            Series 2003-2 Class [ ]

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                              Very truly yours,


                                              ----------------------------------
                                              Print Name of Transferor



                                              By:
                                                 -------------------------------
                                                        Authorized Officer

                                    EXHIBIT I

                            FORM OF RULE 144A LETTER

                                                              ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

JPMorgan Chase Bank, as Trustee

4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Institutional Trust Services/Structured Finance Services; GSRPM Mortgage Pass-Through Certificates, Series 2003-2

      GSRPM Mortgage Loan Trust 2003-2, Mortgage Pass-Through Certificates,
            Series 2003-2 Class [ ]

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition or, with respect to a Class M or Class B Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the conditions of Sections I and III of PTCE 95-60 are satisfied or with respect to a Class M, Class B or Class X Certificate, the Opinion of Counsel in Section 5.02 (b) of the Agreement has been given, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                            ANNEX 1 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $__________(8) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least

----------
(8) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____  Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

            ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                             -----------------------------------
                                             Print Name of Transferor


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             Date:
                                                  ------------------------------

                                                            ANNEX 2 TO EXHIBIT I

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                              ----------------------------------
                                              Print Name of Transferor


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              IF AN ADVISER:


                                              ----------------------------------
                                              Print Name of Buyer

Date:

                                    EXHIBIT J

                                 SALE AGREEMENTS

1) Loan Sale Agreement, dated as of September 6, 2002, by and between, Household Financial Services, Inc. (an "Original Seller") and Goldman Sachs Mortgage Company.

2) Mortgage Loan Purchase Agreement, dated as of August 28, 2001 by and between Nationscredit Financial Services Corporation, doing business as Equicredit, on behalf of itself and its subsidiaries, (an "Original Seller") and Goldman Sachs Mortgage Company.

3) Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, Goldman Sachs Mortgage Company and NC Capital Corporation (an "Original Seller").

4) Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, Goldman Sachs Mortgage Company and NC Capital Corporation (an "Original Seller").

5) Mortgage Loan Purchase and Warranties Agreement, dated as of September 16, 2003, Goldman Sachs Mortgage Company and NC Capital Corporation (an "Original Seller").

6) Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, Goldman Sachs Mortgage Company and NC Capital Corporation (an "Original Seller").

7) Mortgage Loan Purchase and Warranties Agreement, dated as of May 12, 2003, Goldman Sachs Mortgage Company and Finance America, LLC (an "Original Seller").

8) Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2003, Goldman Sachs Mortgage Company and First Franklin Financial Corporation, (an "Original Seller").

9) Mortgage Loan Purchase and Warranties Agreement, dated as of July 1, 2003, Goldman Sachs Mortgage Company and Bank of America, N.A. (an "Original Seller").

10) Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 between Goldman Sachs Mortgage Company, as purchaser and Wells Fargo Home Mortgage, Inc., as seller and servicer (an "Original Seller").

11) Seller's Warranties and Servicing Agreement, dated as of November 1, 2002 between Goldman Sachs Mortgage Company, as purchaser and Wells Fargo Home Mortgage, Inc., as seller and servicer (an "Original Seller").

12) Seller's Warranties and Servicing Agreement, dated as of February 1, 2003 between Goldman Sachs Mortgage Company, as purchaser and Wells Fargo Home Mortgage, Inc., as seller and servicer (an "Original Seller"").

13) Purchase Agreement, dated as of March 29, 2001 between GRMT III and US Bank National Association (an "Original Seller").

14) Purchase Agreement, dated as of March 29, 2001 between GRMT III and US Bank National Association (an "Original Seller").

15) Seller's Warranty Agreement for various residential first mortgage loans, dated and effective as of September 25, 2001, between Bavaria TRR Corporation, as purchaser and KeyBank National Association, as seller (an "Original Seller").

                              ASSIGNMENT AGREEMENTS

1) Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, the Depositor, the Trustee, as assignee and Wells Fargo, as servicer and seller.

2) Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, the Depositor, as assignee and Finance America, LLC as company.

3) Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, the Depositor, as assignee and NC Capital Corporation as company.

4) Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, the Depositor, as assignee and Household Financial Services, Inc. as company.

5) Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, the Depositor, as assignee and Bank of America, N.A as company.

                                    EXHIBIT K

                               CUSTODIAL AGREEMENT

      CUSTODIAL AGREEMENT, dated as of _____________ (the "Agreement"), among GS Mortgage Securities Corp. (the "Depositor"), having an address at 85 Broad Street, New York, New York, 10004, ______________- (the "Servicer"), ______________- (the "Custodian") and JPMorgan Chase Bank, as trustee of GSRPM Mortgage Loan Trust 2003-2, Mortgage Pass-Through Certificates, Series 2003-2 (the "Trustee"), having an address at 4 New York Plaza, New York, New York 10004.

                                   WITNESSETH:

      WHEREAS, the Depositor, the Servicer, the Trustee and ___ have entered into a Trust and Servicing Agreement (the "Trust and Servicing Agreement"), dated as of ___________, pursuant to which the Servicer has agreed to service certain fixed and adjustable rate residential mortgage loans identified on the mortgage loan schedule attached hereto as Exhibit 1 (the "Mortgage Loans"); and

      WHEREAS, the parties hereto desire to have the Custodian take possession of the mortgage notes for the Mortgage Loans, along with certain other documents specified herein, as the Custodian of the Trustee, in accordance with the terms and conditions hereof.

      NOW THEREFORE, in consideration of the mutual undertaking herein expressed, the parties hereto hereby agree as follows:

      1. The Trustee shall deliver and release or cause to be delivered and released to the Custodian each of the documents held by it in trust for the benefit of the Certificateholders and described in Section 3.04(b) of the Trust and Servicing Agreement, pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule (the "Mortgage Loan Schedule") a copy of which Mortgage Loan Schedule is annexed as Exhibit 1 hereto.

      2. From time to time, the Servicer shall forward to the Custodian additional documents evidencing an assumption or modification of a Mortgage Loan in accordance with the Trust and Servicing Agreement. All Mortgage Loan documents held by the Custodian as to each Mortgage Loan are referred herein as the "Custodian's Mortgage File." The Custodian, in its independent capacity, agrees to act as custodian for the Trustee and any successor to the Trustee in accordance with the terms and conditions of this Agreement.

      3. With respect to each Custodian's Mortgage File delivered to the Custodian, the Custodian is exclusively the Custodian for the Trustee, and the Trustee's successor or assigns. The Custodian shall hold all Custodian's Mortgage Files for the exclusive use and benefit of the Trustee and, except as otherwise provided herein, shall make disposition thereof only in accordance with the terms of this Agreement and the written instructions of the Trustee. The Custodian shall segregate by group (as directed by the Trustee) and maintain continuous custody of all Custodian's Mortgage Files received by it in secure and fire resistant facilities in accordance with customary standards for such custody.

      4. The Custodian shall deliver to the Depositor, the Seller, the Servicer and the Trustee a Custody Receipt in the form annexed hereto as Exhibit 3 (the "Custody Receipt") which includes verification that, except as shown on an exceptions list attached thereto:

            (a) all documents required to be delivered to it pursuant to Sections 1(a) through (e) of this Agreement are in the Custodian's possession; provided, that, the Custodian shall separately note on the Data Collection Schedule (as defined below) any Mortgage Loans with respect to which the original note is missing and a lost note affidavit and a copy of such note is delivered;

            (b) all documents required to be delivered to it pursuant to Section 1(f) and 1(g) of this Agreement are in the Custodian's possession; provided, that:

                  (i) the Custodian shall have no obligation to verify the
            receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and

                  (ii) the Custodian shall have no obligation to determine
            whether recordation of any such document is necessary;

            (c) all documents required to be delivered to it pursuant to Section 1(i) of this Agreement are in the Custodian's possession; provided, that, the Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File;

            (d) all powers of attorney and other documents required to be delivered to it pursuant to Section 1(h) of this Agreement are in the Custodian's possession; provided, that:

                  (i) the Custodian shall have no obligation to verify the
            receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and

                  (ii) the Custodian shall have no obligation to determine
            whether recordation of any such power of attorney is necessary (except that the Custodian shall conclude that if the document to which such power of attorney relates is a mortgage, interim assignment, assignment or a document that was recorded, then the Custodian shall conclude that such power of attorney should have been recorded);

            (e) all documents have been examined by the Custodian and appear regular on their face and relate to the Mortgage Loans;

            (f) based only on the Custodian's examination of the foregoing documents, the information set forth on the Mortgage Loan Schedule representing each Mortgage Loan accurately reflects the following:

                  (i) Mortgage Loan number,

                  (ii) the first payment date (acceptable of accurate within 30 days),

                  (iii) the maturity date (acceptable of accurate within 30
            days),

                  (iv) the original loan amount,

                  (v) the original interest rate,

                  (vi) with respect to each adjustable rate mortgage loan,

                        (A)   the index,

                        (B) the number of days prior to the adjustment as of which the index is determined (look back),

                        (C)   the date of the first interest rate change,

                        (D)   the margin (spread over the index),

                        (E)   the interest rate rounding percentage,

                        (F)   the rate reset frequency,

                        (G)   the periodic rate cap,

                        (H) the maximum mortgage interest rate (only if stated on the note),

                        (I)   the maximum negative amortization percentage,

                        (J) the minimum mortgage interest rate (only if stated on the note),

                        (K)   the payment cap (only if stated on the note),

                        (L)   negative amortization (yes or no), and

                        (M) interest rate rounding method (up, down, nearest, none),

                  (ix) the full name of the borrower(s) (acceptable if first and/or middle names are missing or initialized (e.g., C.E. Smith would match Charles Edwin Smith), acceptable if first names are shortened or lengthened or nicknames substituted therefor (e.g., Joe for Joseph or Dick for Richard), acceptable if middle or maiden names are omitted, acceptable if "Jr.", "Sr.", "II" and similar designations are omitted, acceptable if discrepancy is a typographical error),

                  (xvi) the property address, including zip code (acceptable if the first three digits of the zip code match),

                  (xvii) the original principal and interest payment,

                  (xviii) the identity of each Mortgage Loan which is
            convertible and the date of such conversion,

                  (xix) the identity of each Mortgage Loan which has been
            modified and a description of each modification (collectively, the "Verified Information"); and

            (g) each mortgage note has been endorsed and each assignment of mortgage has been assigned as described in Section 1 hereof; provided, that, the Custodian shall have no obligation to confirm that the assignments are in recordable form.

      In making the verification required by this Section 4, the Custodian may rely conclusively on the Mortgage Loan Schedule attached hereto, and the Custodian shall have no obligation to independently verify the correctness of such Mortgage Loan Schedule. If any discrepancy exists between the Verified Information and the Mortgage Loan Schedule, the Custodian shall notify the Depositor, the Trustee and the Servicer by attaching a list of such discrepancies to the Final Certification.

      It is understood that before delivering the Custody Receipt, the Custodian shall examine the Mortgage Loan Documents to confirm the following (and shall report any exceptions to these confirmations in the exceptions report attached to the Custody Receipt):

            (1) each mortgage note, mortgage, assumption, modification, guaranty, power of attorney and deed of sale bears a signature or signatures that appear to be original and that purport to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted by this Agreement, that such copies bear a reproduction of such signature or signatures;

            (2) the principal amount of the indebtedness secured by the mortgage is identical to the original principal amount of the note;

            (3) the interest rate shown on the note is identical to the interest rate shown on the Mortgage Loan Schedule;

            (4) the assignment of the mortgage from the last assignee is in the form required pursuant to Section l(c) hereof, and bears the signature of the last assignee, that appears to be an original and any other necessary party or, if photocopies are permitted by this Agreement, such copies bear a reproduction of such signature or signatures;

            (5) if intervening assignments are included in the Custodian's Mortgage File, each such intervening assignment bears the signature of the mortgagee and/or the assignor (and any other necessary party) that appears to be an original or, if photocopies are permitted by this Agreement, that such copies bear a reproduction of such signature or signatures; and

            (6) the title insurance policy or certificate of title is for an amount not less than the original principal amount of the related note.

      5. If this Agreement is entered into prior to February 28, 2004, the Custodian shall deliver to the Depositor, the Servicer and the Trustee a Final Certification in the form of Exhibit 4 evidencing the completeness of the Custodian's Mortgage File for each Mortgage Loan, with any applicable exceptions noted on such Certification. If this Agreement is entered into after February 28, 2004, the Trustee shall deliver to the Custodian the Final Certification issued by it or a previous custodian with respect to the Custodian's Mortgage File with any exceptions list thereto.

      6. Upon request, no later than the fifth Business Day of each month, commencing in March, 2004, the Custodian shall deliver to the Servicer, the Depositor and the Trustee in electronic or hard copy format, as requested by the Depositor, the Servicer or the Trustee, the exceptions list referred to in
Section 4 hereof, updated to remove exceptions cured since the date on which the Custody Receipt was issued pursuant to Section 4 hereof. In addition, such monthly reports shall list any document with respect to which the Seller or its designee delivered a copy certifying that the original had been sent for recording, until such time as the Seller or its designee delivers to the Custodian the original of such document or a copy thereof certified by the appropriate public recording office. The Data Collection Schedule shall not be included unless specifically requested in advance. Except as specifically provided above, the Custodian shall be under no duty to review, inspect or examine such documents to determine that any of them are enforceable or appropriate for their prescribed purpose. During the life of the Mortgage Loans, in the event the Custodian discovers any defect with respect to the Custodian's Mortgage Files, the Custodian shall give written notice of such defect to the Seller, the Depositor and the Trustee.

      7. The Custodian shall hold in its possession and custody at ____________, for the Trustee or any assignee of the Trustee, all of the Custodian's Mortgage Files delivered from time to time by the Seller or the Servicer to the Custodian.

      8. From time to time and as appropriate for the foreclosure or servicing of the Mortgage Loans, the Trustee hereby authorizes the Custodian to release and the Custodian shall release to the Servicer (or, after securitization of the Mortgage Loans, if so designated by the Servicer, to the Trustee), within three
(3) business days of receipt of either (i) a written request and receipt of the Servicer in the form attached hereto as Exhibit 5(a) executed by one of the authorized signatories set forth on Exhibit 6, as such exhibit may be updated from time to time by the Servicer or (ii) an electronic request through the use of an electronic file request system mutually acceptable to the Custodian and the Servicer, a Custodian's Mortgage File to the place indicated in any such written request from the Servicer. A list of authorized signatures for such written requests has been furnished to the Custodian by the Servicer. All Custodian's Mortgage Files so released to the Servicer shall be held by it in trust for the benefit of the Trustee. The Servicer shall return to the Custodian the Custodian's Mortgage File when the Servicer's need therefor in connection with such foreclosure or servicing no longer exist, unless the Mortgage Loan shall be liquidated or paid in full. Notwithstanding the foregoing, the Custodian shall not release Custodial Files to the Servicer pursuant to this
Section 8 if such release would cause the Servicer to be in possession of Custodial Files that would be in excess of 10% of the files relating to all of the mortgage loans subject to the Trust and Servicing Agreement..

      9. Upon the repurchase of any Mortgage Loan or the payment or liquidation in full of the Mortgage Loan, and within three Business Days of receipt by the Custodian of the Servicer's request for release, receipt and certification either (i) in the form attached hereto as Exhibit 5(b), executed by one of the authorized signatories set forth on Exhibit 6 as such exhibit may be updated from time to time by the Servicer or (ii) through the use of an electronic request system mutually acceptable to the Custodian and the Servicer (which certification shall include a statement to the effect that all amounts received in connection with such repurchase or payment in full or liquidation have been credited to the Collection Account as provided in the Trust and Servicing Agreement), the Custodian shall release the related Custodian's Mortgage File to or at the direction of the Servicer.

      10. Upon reasonable prior written notice, the Custodian shall permit the Seller, the Depositor and the Trustee and their respective agents, and servicing officers of the Servicer reasonable access to its premises during the Custodian's normal business hours to inspect the Custodian's Mortgage Files and all other documents, records and other papers in possession or under the control of the Custodian relating to the Mortgage Loans serviced by the Servicer. Each such person shall comply with the Custodian's reasonable standards and procedures for physical security and personal conduct while on the Custodian's premises. Any person failing, in the Custodian's sole but reasonable business judgment, to meet such standards may be removed or denied access to the premises. The Trustee shall be responsible for any reasonable expense in connection with such examination.

      11. (a) The Depositor, with or without cause, may remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Agreement upon written notice from the Depositor to the Custodian or the successor Custodian; provided that at least sixty (60) days prior written notice shall be given to the Custodian and the Servicer with respect to a removal or discharge without cause. Having given notice of such removal, the Depositor shall promptly appoint a successor Custodian to act on its behalf by written instrument, an original counterpart of which instrument shall be delivered to the Servicer and one copy to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer, to the successor Custodian as directed, all Custodian's Mortgage Files being administered under this Agreement. Such transfer shall be at the Custodian's expense if the Custodian is discharged for cause; otherwise such transfer shall occur at the expense of the Depositor. In any event, the Custodian shall be entitled to the payment of all outstanding fees and expenses of the Custodian due the Custodian at the time of such removal by the Depositor. In the event that the Depositor removes the Custodian without cause, any transfer or set-up fees payable to the successor Custodian will be payable by the Depositor. In any event, the reasonable ongoing fees of any successor Custodian shall be paid by the Depositor.

      (b) The Trustee, with or without cause, may remove and discharge the Custodian or any successor Custodian thereafter appointed from the performance of its duties under this Agreement upon written notice from the Trustee to the Custodian or the successor Custodian; provided that at least sixty (60) days prior written notice shall be given to the Custodian and the Servicer with respect to a removal or discharge without cause. Having given notice of such removal, the Trustee shall promptly appoint a successor Custodian to act on its behalf by written instrument, an original counterpart of which instrument shall be delivered to the Servicer and one copy to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer, to the successor Custodian as directed, all Custodian's Mortgage Files being administered under this Agreement. Such transfer shall be at the Custodian's expense if the Custodian is discharged and removed for cause; otherwise such transfer shall occur at the expense of the Trustee. In any event, the Custodian shall be entitled to the payment of all outstanding fees and expenses of the Custodian due the Custodian at the time of such removal by the Trustee. In the event that the Trustee removes the Custodian without cause, any transfer or set-up fees payable to the successor Custodian will be payable by the

Trustee. In any event, the reasonable ongoing fees of any successor Custodian shall be paid by the Trustee.

      12. It is understood that the Custodian will charge for its services under this agreement as set forth in a separate agreement between the Custodian and the Trustee, the payment of which shall be the sole obligation of the Trustee.

      13. The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (a) fidelity insurance, (b) errors and omissions insurance, and (c) all risk property insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian and in an amount and with coverages not less than that required by the Fannie Mae. Upon request, the Depositor will be provided with certificates of insurance, as specified in this paragraph 13.

      14. The Custodian may resign as the Custodian hereunder upon at least sixty (60) days prior written notice to the Depositor, the Servicer and the Trustee whereupon the Custodian shall deliver the Custodian's Mortgage Files to Trustee, or a designee of the Trustee, in accordance with directions from the Trustee. In the event of such resignation, or termination, the Trustee shall pay all outstanding fees and expenses of the Custodian and shall appoint a successor Custodian.

      15. For the purpose of facilitating the execution of this Custodial Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

      16. Upon the request of the Trustee or the Depositor, at any time, the Custodian shall provide to the Trustee and the Depositor a list of all of the Mortgage Loans owned by the Trustee for which the Custodian holds a Custodian's Mortgage File pursuant to this Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, repurchased or liquidated since the date of this Agreement.

      17. The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In no event shall the Custodian be liable for special, indirect or consequential damages, even if advised of this possibility of the same.

      18. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by facsimile or mailed by first class mail or overnight express mail, postage prepaid, to the parties to this agreement at the address listed on Exhibit 2 or such other address as may hereafter be furnished in writing to each of the parties to this Agreement. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received, if received prior to 4 p.m. eastern time, delivered to or received at the premises of the addressee or received at the facsimile number of the address, or, if received after 4 p.m. eastern time, then on the next business day.

      19. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to its conflict of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      20. The Custodian shall have no duties or obligation except those expressly stated in this Agreement, and such duties or obligations shall be determined solely by the express provisions of the Agreement. The Custodian, its officers, directors, employees, agents or other representatives shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon the Custodian by this Agreement or in reliance upon any written notice, request, consent, certificate, order, affidavit, letter, telegram or other document reasonably believed by it to be genuine and to have been signed or sent by the proper party or parties; provided, however, that the provisions of this paragraph shall not be construed to relieve the Custodian from liability from its own negligent action, its own negligent failure to act, or its own bad faith or willful misconduct or any breach by the Custodian of any of its obligations hereunder, which breach was due to negligence on the part of the Custodian. The Custodian will be regarded as making no representations and having no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any Mortgage Loan, and will not be required to and will not make any representations as to the validity, value or genuineness of any Mortgage Loan. The Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity. The Custodian may rely on and shall be protected in acting in good faith upon the written instructions of the Depositor, the Servicer and the Trustee (if any) and such employees and representatives of the Depositor, the Servicer and the Trustee (if any) as each such party may hereinafter designate in writing. The Custodian may execute any of the powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided, however, that the execution of such powers by any such agents or attorneys shall not diminish or relieve the Custodian for responsibility therefor to the same degree as if the Custodian itself had executed such powers.

      21. The Custodian shall be entitled to obtain the advice or opinion of counsel (which shall be either in house counsel or a nationally recognized outside counsel) with respect to a matter of law for which the Custodian has a reasonable question as to the rights and duties relating to the Custodian hereunder and the Custodian shall have no liability for any action taken or omitted in conformity with its good faith reliance on such advice or opinion; provided, however, that the provisions of this paragraph shall not relieve the Custodian from liability from its own negligent selection of counsel.

      22. This Agreement (together with the separate fee agreement between the Trustee and the Custodian) contains the entire agreement between the parties relating to the subject matter hereof and may be amended only by written agreement signed by the Depositor, the Servicer, the Trustee and the Custodian.

      23. The Trustee shall have the right, without consent of the Custodian, to assign its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Trustee hereunder, and the assignee or designee shall accede to the rights and obligations hereunder of the Trustee with respect to such Mortgage Loans; provided, however, that the Trustee may not assign its interest to more than five (5) persons without the consent of the Custodian, such consent not to be unreasonably withheld. All references to the Trustee in this Agreement shall be deemed to include its assignee or designee. Upon the Custodian's receipt of the written notification, which shall state the name and address of the transferee and the date of sale and shall be accompanied by the original Custody Receipt presently outstanding delivered to the Trustee, the Custodian shall change its records to reflect that such transferee is the owner of such Mortgage Loan and shall immediately issue (i) a new Custody Receipt with respect to a portion of or all of the Mortgage Loans, as the case may be, in the name of such transferee and (ii) a new Custody Receipt with respect to any Mortgage Loans retained by the Trustee; provided, that, any Custody Receipt issued after the date of the initial sale of the Mortgage Loans shall not (1) confirm the accuracy of the Mortgage Loan Schedule with respect to Verified Information nor (2) include the Data Collection Schedule. The Trustee and the Custodian agree herein that any and all such transferees of a Mortgage Loan shall succeed to all the rights and obligations of the Trustee and shall be considered the Trustee under this Agreement.

      24. The Trustee agrees to indemnify and hold the Custodian, its directors, officers, agents, employees, and other representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it or them in any way arising out of this Agreement as a result of any action or failure to act, so long as such action or failure to act by it or them hereunder does not constitute bad faith, negligence or willful misconduct of the Custodian or any of its agents, officers, directors or employees or breach by the Custodian of its obligations hereunder. The foregoing indemnity shall survive the termination of this Agreement.

      25. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

      26. Each party agrees to keep confidential the existence of this Agreement, the identity of the parties hereto, and any other term or condition of this Agreement and the transactions contemplated hereby, and to use such information solely in order to effectuate the purpose of the Agreement; provided, that, each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transaction, and provided, further that such information is identified as confidential non-public information. In the event that either party or any of its employees, agents or affiliates are requested pursuant to, or required by, applicable law, regulation or legal process to disclose any non-public information, such party will notify the other promptly prior to any such disclosure so that such party may seek a protective order or other appropriate remedy or, in such party's sole discretion, waive compliance with the terms of this Section 26. In the event that no such protective order or other remedy is timely obtained, or that such party waives compliance with the terms of this Section 26, the party required to disclose such non-public information or its employees, agents or affiliates will furnish only that portion of the non-public information that it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the non-public information.

      27. The Custodian (or any successor thereto) shall at all times (a) be a depository institution or trust company subject to supervision by federal or state authority, (b) have a combined capital and surplus of at least $10,000,000, (c) be qualified to do business in any jurisdiction in which it holds a Custodian's Mortgage File, (d) be qualified to act as a custodian for Fannie Mae, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association, and (e) not be an affiliate of the Depositor or the Servicer, except insofar as the Depositor or its assignee gives its prior written consent.

      28. Upon the execution of this Agreement, the Custodian shall deliver to the Depositor and the Trustee (a) an opinion of counsel and (b) an officer's certificate, each in form and substance reasonably satisfactory to the Depositor and the Trustee.

      29. The Custodian represents, warrants and covenants that:

            (a) The Custodian is (i) a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

            (b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene, or create a default under any applicable laws, licenses, or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

            (c) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

            (d) The Custodian has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, the Seller, the Trustee and Servicer, constitutes a legal, valid and binding obligation of the Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

            (e) There is no action, suit, proceeding or investigation pending or, to the Custodian's knowledge, threatened, against the Custodian, which seeks to prevent the consummation of the transaction contemplated hereby or which, either in any one instance or in the aggregate, if determined adversely to the Custodian would adversely affect the execution, delivery or enforceability of this Agreement, the ability of the Custodian to perform its obligations hereunder, or have a material adverse effect on the financial condition of the Custodian.

      30. The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses. The Custodian will be responsible for the transmission of mortgage files and loan documents, with insurance thereon as provided in the normal course by the nationally recognized overnight courier service utilized by the Custodian for such transmission. At the request of the Trustee, the Custodian will obtain and maintain additional insurance with an insurance provider specified by the Trustee against loss or damage to such Mortgage Files and loan documents in connection with such transmission in an amount specified by the Trustee. The costs and expenses incurred in connection with obtaining and maintaining such insurance shall be the sole responsibility of the Trustee. It is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Depositor or Servicer, arising out of actions of the Custodian consistent with this Agreement. In the absence of any written instructions from the Trustee with respect to the transmission of the Custodian's Mortgage Files, the parties hereby agree that the Custodian may utilize any nationally recognized overnight courier service and shall be entitled to reimbursement from the Trustee.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                                            [DEPOSITOR]

                                            By:  _______________________________

                                            Name: ______________________________

                                            Title: _____________________________


                                            [CUSTODIAN]

                                            By:  _______________________________

                                            Name: ______________________________

                                            Title: _____________________________


                                            [SERVICER]

                                            By:  _______________________________

                                            Name: ______________________________

                                            Title: _____________________________


                                            [TRUSTEE]

                                            By:  _______________________________

                                            Name: ______________________________

                                            Title: _____________________________

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT 2

(1)   If to the Custodian:

      ________________________

      ________________________

(2)   If to the Depositor:

            GS Mortgage Securities Corp.
            One New York Plaza, 37th Floor
            New York, New York 10004
            Attn.: Legal Department
            Telephone: (212) 902-6628
            Telecopy: (212) 902-3568

(3)   If to the Servicer:

(4)   If to the Trustee:

             JPMorgan Chase Bank
             4 New York Plaza, 6th Floor
             New York, New York 10004
             Attn: Institutional Trust Services/Structured Finance Services, GSRPM 2003-2

                                                                       EXHIBIT 3

                             FORM OF CUSTODY RECEIPT

_____, 2003

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004
Attn:  Institutional Trust Services/Structured Finance Services, GSRPM
       2003-2

GS Mortgage Securities Corp.
One New York Plaza, 37th Floor
New York, New York 10004

[Servicer]

RE: The Custodial Agreement, dated ___, among GS Mortgage Securities Corp., as Depositor, ________., as Servicer_____________-, as Custodian and JPMorgan Chase Bank, as Trustee

Ladies and Gentlemen:

      In accordance with the provision of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the attached Mortgage Loan Schedule, it has reviewed the Custodian's Mortgage File and has determined that (a) (i) all documents required to be delivered to it pursuant to Section 1(a) through (e) of the Custodial Agreement are in its possession; (ii) all documents required to be delivered to it pursuant to Section 1(f) and (g) of the Custodial Agreement are in its possession, provided that the Custodian has no obligation to verify the receipt of any such documents if the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary; (iii) all documents required to be delivered to it pursuant to Section 1(i) of the Custodial Agreement are in its possession; provided, that, the Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File; (iv) all powers of attorney and other documents required to be delivered to it pursuant to Section l(h) of the Custodial Agreement are in its possession, provided that the Custodian has no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such power of attorney is necessary (except as set forth in Section 4 of the Custodial Agreement); (b) such documents have been reviewed by it and appear regular on their face and to relate to such Mortgage Loans, except as set forth in the attached exception report; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectibility of any of the Mortgage Loans relating thereto; (c) based upon its examination, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects, within permitted tolerances, the Verified Information with respect to each Mortgage Loan; and (d) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 1 of the Custodial Agreement. Moreover, the attached Data Collection Schedule accurately and completely sets forth the information required to be set forth therein pursuant to Section 4 of the Custodial Agreement.


                                            ___________________,
                                            as Custodian


                                            By:    _____________________________

                                            Name:  _____________________________

                                            Title: _____________________________

                                                                       EXHIBIT 4

                           FORM OF FINAL CERTIFICATION

[        ], 2003

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York 10004
Attn:  Institutional Trust Services/Structured Finance Services, GSRPM
       2003-2

GS Mortgage Securities Corp.
One New York Plaza, 37th Floor
New York, New York 10004

[Servicer]

RE: The Custodial Agreement, dated _____among GS Mortgage Securities Corp., as Depositor, _________, as Servicer, ____________, as Custodian and JPMorgan Chase Bank, as Trustee

Ladies and Gentlemen:

      In accordance with the provision of Section 5 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the attached Mortgage Loan Schedule, it has reviewed the Custodian's Mortgage File and has determined that (a) (i) all documents required to be delivered to it pursuant to Section 1(a) through (e) of the Custodial Agreement are in its possession; (ii) all documents required to be delivered to it pursuant to Section 1(f) and (g) of the Custodial Agreement are in its possession, provided that the Custodian has no obligation to verify the receipt of any such documents if the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary; (iii) all documents required to be delivered to it pursuant to Section 1(i) of the Custodial Agreement are in its possession; provided, that the Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File; (iv) all powers of attorney and other documents required to be delivered to it pursuant to Section 1(h) of the Custodial Agreement are in its possession, provided that the Custodian has no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by the Custodian's Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such power of attorney is necessary (except as noted in Section 4 of the Custodial Agreement); (b) such documents have been reviewed by it and appear regular on their face and to relate to such Mortgage Loans, except as set forth in the attached exception report; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectibility of any of the Mortgage Loans relating thereto; and (c) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 1 of the Custodial Agreement.

                                             _________________,
                                             as Custodian


                                            By:    _____________________________

                                            Name:  _____________________________

                                            Title: _____________________________

                                                                    EXHIBIT 5(a)

Attn: Inventory Control

RE:   Mortgagor: __________________________
      Pool No.: ___________________________
      Alternative Loan No.: _______________
      Inv. Loan No.: ______________________
      Inv. Code No.: ______________________
      Property: ___________________________

Dear __________________;

      Please be advised that the subject loan is presently delinquent and [Name of individual Servicer] is attempting to collect the arrearage or alternately will commence foreclosure proceedings. Therefore, would you please release to us the Custodian's Mortgage File (as such term is defined in the Custodial Agreement, dated as of January 29, 2003 among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp., Fairbanks Capital Corp. and JPMorgan Chase Bank). Should this loan re-instate, all documents will be returned to you as custodian. Please forward all of the documents to my attention.

                                                 Very truly yours,


                                                 Document Control
                                                 Authorized Signature

                                                                    EXHIBIT 5(b)

Attn: Inventory Control

RE:   [Servicer] Loan Number: _________
      ALT Loan Number: ________________
      Pool: ___________________________
      Series: _________________________
      Customer Name: __________________

      Please return to the Servicer the Custodian's Mortgage File (as such term is defined in the Custodial Agreement, dated as of ____________ among GS Mortgage Securities Corp., ___________________. and JPMorgan Chase Bank) on the above referenced loan, as the loan has been [paid in full] [repurchased] [liquidated].

      These documents should be returned to:

            [Name and Address of individual Servicer]

      If you have any questions concerning this matter, please feel free to contact me directly at ____________________.

                                                      Sincerely,


                                                      Reconveyance Department

Name: ___________________

      I hereby certify that all amounts received in connection with the repurchase, liquidation, or payment in full of this loan, as applicable, have been credited to the Collection Account as provided in the relevant Agreement for the above-referenced issue.

                  Settlement Date: _________________


                  Name: ____________________________

                  Title: ___________________________

                                                                       EXHIBIT 6

                 List of Authorized Signatories for the Servicer